UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02857 and 811-21434

Name of Fund: BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of

            Master Bond LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Total Return Fund

            of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street,

            New York, NY 10055

Registrants’ telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 09/30/2016

Item 1 –	Report to Stockholders

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Total Return Fund	of BlackRock Bond Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016

Investment Objective

BlackRock Total Return Fund’s (the “Fund”) investment objective is to realize a total return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2016, Institutional, Investor A1 and Class K Shares of the Fund, through its investment in Master Total Return Portfolio (the “Master Portfolio”), outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while Service Shares performed in line. All other share classes underperformed.

What factors influenced performance?

•

During the period, the principal contributors to performance were the Master Portfolio’s allocations to high quality securitized assets, agency mortgage-backed securities (“MBS”), U.S. high yield and emerging markets. In particular, overweights to high quality commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and non-agency securities added to performance as these segments were supported by low supply and strong demand. In addition, risk assets overall were supported by accommodative monetary policy conditions during the second half of the period. The Master Portfolio’s underweight in agency MBS to begin 2016, and a preference for higher coupon conventional MBS toward the second half of the period aided performance. Additionally, the Master Portfolio’s tactical (approximately 2%) allocation to U.S. high yield securities contributed to performance. Lastly, emerging market local interest rate exposure across Brazil, Indonesia and long emerging market foreign exchange positions added to returns.

•

Conversely, the main detractors from performance were the Master Portfolio’s long U.S. dollar positions and macro overlay strategies. In addition, the Master Portfolio’s underweight in investment grade credit in early 2016 modestly detracted from performance.

Describe recent portfolio activity.

•

As the Master Portfolio navigated a period of increased cross-asset volatility driven by monetary policy uncertainty and concerns surrounding global growth, the Master Portfolio maintained a defensive stance and a preference for yield-oriented investments. Through the end of 2015, the Master Portfolio was underweight U.S. duration (sensitivity to interest rate movements) with the expectation that interest rates would move higher. As rate hike expectations were pushed back, the Master Portfolio kept a neutral duration versus the benchmark based on a defensive view regarding the absolute level of U.S. interest rates. In terms of non-government spread sectors, after having started the period with an overweight allocation to financials and an underweight to industrials, the Master Portfolio moved to an overweight investment grade credit allocation based on demand for yield as well as supply/demand within the sector. The Master Portfolio maintained an underweight allocation to agency MBS in early 2016 on concerns surrounding reduced demand. However, toward the second half of the period, the Master Portfolio moved to an overweight in agency MBS as a source of high quality yield. The Master Portfolio also sought to reduce exposure to securitized assets as the period began, on the expectation of heightened market volatility. As risk aversion in January and early February caused spreads to widen across securitized assets, the Master Portfolio increased its allocations across high quality CMBS and CLOs. Within non-agency securities, in expectation of steady home price appreciation and favorable housing fundamentals, the Master Portfolio increased its allocation. During the second half of the period, as the Federal Reserve’s rhetoric turned dovish in response to broad-based risk aversion in early 2016 and global demand for yield, the Master Portfolio’s long allocation to emerging market local rate exposure and foreign exchange was increased. In its active currency positioning, the Master Portfolio maintained a modestly long U.S. dollar position throughout the period.

Describe portfolio positioning at period end.

•

At period end, as the performance of traditional risk-free assets and risk assets became increasingly more correlated, the Master Portfolio retained its preference for yield-oriented investments. Additionally, the Master Portfolio had increased its underweight in U.S. duration and added to select emerging market countries. As spreads between lower and higher quality credits have compressed since early 2016, the Master Portfolio’s preferred exposure remained U.S. investment grade credit and securitized assets based on relative value versus competing spread assets. Additionally, the Master Portfolio was positioned with a preference for Treasury inflation protected securities versus nominal U.S. Treasuries at either end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Under normal circumstances, the Master Portfolio invests at least 80% of its assets in bonds and invests primarily in investment grade fixed income securities.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.25%	2.16%	3.44%	5.47%	N/A	5.05%	N/A	4.75%	N/A
Service	1.94	1.79	3.28	5.15	N/A	4.78	N/A	4.52	N/A
Investor A	1.83	1.80	3.18	5.12	0.92%	4.71	3.86%	4.43	4.01%
Investor A1	2.08	2.06	3.27	5.32	N/A	4.91	N/A	4.60	N/A
Investor B	1.56	1.56	2.99	4.67	0.67	4.06	3.71	3.77	3.77
Investor C	1.26	1.16	2.84	4.42	3.42	4.04	4.04	3.78	3.78
Investor C1	1.41	1.41	2.98	4.52	N/A	4.13	N/A	3.84	N/A
Investor C2	1.68	1.68	3.14	4.86	N/A	4.41	N/A	4.09	N/A
Class K	2.30	2.30	3.38	5.44	N/A	5.14	N/A	4.86	N/A
Class R	1.66	1.50	3.05	4.86	N/A	4.45	N/A	4.17	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.68	5.19	N/A	3.08	N/A	4.79	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	5

About Fund Performance

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to September 24, 2007, Institutional Share performance results are those of BlackRock Shares of BlackRock Total Return Portfolio (the “Predecessor Fund”) restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors. Prior to September 24, 2007, Service Share performance results are those of Investor A Shares of the Predecessor Fund restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Prior to September 24, 2007, Investor A Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor A Share fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor A1 Shares are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current shareholders of Investor A1 Shares of the Fund. Prior to September 24, 2007, Investor A1 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor A1 Share fees. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor B Shares are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to September 24, 2007, Investor B Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor B Share fees.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor C Share performance results are those of Investor C Shares of the Predecessor Fund with no adjustments. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor C1 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor C1 Share fees.

•

Investor C2 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor C2 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor C2 Share fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to September 24, 2007, Class K Shares performance results are those of BlackRock Shares of the Predecessor Fund with no adjustments.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R Share performance results are those of the Class R Shares of the Predecessor Fund. Prior to the Predecessor Fund Class R Shares inception date, the Class R Share performance is based on the performance of the BlackRock Shares of the Predecessor Fund restated to reflect Class R Share fees.

Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor A1, Investor C1 and Investor C2 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[1]	Ending Account Value September 30, 2016	Expenses Paid During the Period[2]

Institutional	$1,000.00	$1,034.40	$3.05	$2.29	$1,000.00	$1,022.00	$3.03	$1,022.75	$2.28
Service	$1,000.00	$1,032.80	$4.62	$3.86	$1,000.00	$1,020.45	$4.60	$1,021.20	$3.84
Investor A	$1,000.00	$1,031.80	$4.72	$4.01	$1,000.00	$1,020.35	$4.70	$1,021.05	$3.99
Investor A1	$1,000.00	$1,032.70	$3.76	$3.05	$1,000.00	$1,021.30	$3.74	$1,022.00	$3.03
Investor B	$1,000.00	$1,029.90	$6.60	$5.89	$1,000.00	$1,018.50	$6.56	$1,019.20	$5.86
Investor C	$1,000.00	$1,028.40	$8.06	$7.35	$1,000.00	$1,017.05	$8.02	$1,017.75	$7.31
Investor C1	$1,000.00	$1,029.80	$7.56	$6.83	$1,000.00	$1,017.55	$7.52	$1,018.28	$6.79
Investor C2	$1,000.00	$1,031.40	$5.99	$5.28	$1,000.00	$1,019.10	$5.96	$1,019.80	$5.25
Class K	$1,000.00	$1,033.80	$2.69	$1.98	$1,000.00	$1,022.35	$2.68	$1,023.05	$1.97
Class R	$1,000.00	$1,030.50	$6.04	$5.28	$1,000.00	$1,019.05	$6.01	$1,019.80	$5.25

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.91% for Service, 0.93% for Investor A, 0.74% for Investor A1, 1.30% for Investor B, 1.59% for Investor C, 1.49% for Investor C1, 1.18% for Investor C2, 0.53% for Class K and 1.19% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.76% for Service, 0.79% for Investor A, 0.60% for Investor A1, 1.16% for Investor B, 1.45% for Investor C, 1.35% for Investor C1, 1.04% for Investor C2, 0.39% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	7

The Benefits and Risks of Leveraging

The Master Portfolio may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Master Portfolio may utilize leverage through a credit facility, by entering into reverse repurchase agreements, and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Portfolio’s investors benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Master Portfolio’s investors, and the value of these portfolio holdings is reflected in the Master Portfolio’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Master Portfolio’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Master Portfolio had not used leverage.

Furthermore, the value of the Master Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Portfolio’s NAV positively or negatively in addition to the impact on the Master Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Portfolio’s NAV and distribution rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Portfolio’s shares than if the Master Portfolio was not leveraged. In addition, the Master Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Portfolio to incur losses. The use of leverage may limit the Master Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Portfolio’s investors and may reduce income.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The

Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Consolidated Notes to Financial Statements.

8	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Statement of Assets and Liabilities	BlackRock Total Return Fund

September 30, 2016

Assets
Investments at value — Master Portfolio (cost — $8,615,054,051)	$8,767,236,612
Capital shares sold receivable	32,050,406
Receivable from the Manager	542,258
Prepaid expenses	221,983
Other assets	58,348

Total assets	8,800,109,607

Liabilities
Payables:
Capital shares redeemed	17,516,469
Contributions to the Master Portfolio	14,533,937
Income dividends	5,428,886
Investment advisory fees	2,205,863
Officer’s fees	4,618
Other accrued expenses	390,610
Other affiliates	89,296
Service and distribution fees	1,044,039
Transfer agent fees	1,344,648

Total liabilities	42,558,366

Net Assets	$8,757,551,241

Net Assets Consist of
Paid-in capital	$8,629,647,197
Distributions in excess of net investment income	(4,923,510)
Accumulated net realized loss	(19,355,007)
Net unrealized appreciation (depreciation)	152,182,561

Net Assets	$8,757,551,241

Net Asset Value
Institutional — Based on net assets of $3,126,439,546 and 261,494,196 shares outstanding, 500 million shares authorized, $0.10 par value	$11.96

Service — Based on net assets of $74,722,956 and 6,248,676 shares outstanding, 50 million shares authorized, $0.10 par value	$11.96

Investor A — Based on net assets of $2,087,043,107 and 174,494,504 shares outstanding, 450 million shares authorized, $0.10 par value	$11.96

Investor A1 — Based on net assets of $34,722,004 and 2,905,308 shares outstanding, 50 million shares authorized, $0.10 par value	$11.95

Investor B — Based on net assets of $2,481,019 and 207,591 shares outstanding, 250 million shares authorized, $0.10 par value	$11.95

Investor C — Based on net assets of $498,253,807 and 41,691,315 shares outstanding, 100 million shares authorized, $0.10 par value	$11.95

Investor C1 — Based on net assets of $69,582,768 and 5,819,691 shares outstanding, 100 million shares authorized, $0.10 par value	$11.96

Investor C2 — Based on net assets of $3,878,495 and 324,616 shares outstanding, 50 million shares authorized, $0.10 par value	$11.95

Class K — Based on net assets of $2,770,095,149 and 231,724,042 shares outstanding, 1 billion shares authorized, $0.10 par value	$11.95

Class R — Based on net assets of $90,332,390 and 7,552,806 shares outstanding, 250 million shares authorized, $0.10 par value	$11.96

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	9

Statement of Operations	BlackRock Total Return Fund

Year Ended September 30, 2016

Investment Income
Net investment income allocated from the Master Portfolio:
Interest — unaffiliated	$260,084,951
Interest — affiliated	51
Dividends — affiliated	4,529,364
Dividends — unaffiliated	1,634,057
Foreign taxes withheld	(13,208)
Securities lending — affiliated — net	156,859
Total expenses excluding interest expense	(6,613,839)
Interest expense	(10,637,162)
Fees waived	21,026

Total income	249,162,099

Fund Expenses
Investment advisory	23,997,241
Service and distribution — class specific	12,066,303
Transfer agent — class specific	6,991,194
Registration	710,083
Printing	266,999
Professional	197,890
Officer	3,109
Miscellaneous	36,954

Total expenses	44,269,773
Less:
Fees waived by the Manager	(15,369)
Transfer agent fees reimbursed — class specific	(1,046,404)
Transfer agent fees waived — class specific	(22,292)

Total expenses after fees waived and/or reimbursed	43,185,708

Net investment income	205,976,391

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments, futures contracts, options written, swaps, foreign currency transactions, interest rate caps, borrowed bonds and capital gain distributions received from affiliated investment companies	180,497
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swaps, foreign currency translations, interest rate caps, unfunded floating rate loan interests and borrowed bonds	237,534,577

Total realized and unrealized gain	237,715,074

Net Increase in Net Assets Resulting from Operations	$443,691,465

See Notes to Financial Statements.

10	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Statements of Changes in Net Assets	BlackRock Total Return Fund

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$205,976,391	$148,602,497
Net realized gain	180,497	77,459,248
Net change in unrealized appreciation (depreciation)	237,534,577	(127,078,676)

Net increase in net assets resulting from operations	443,691,465	98,983,069

Distributions to Shareholders[1]
From net investment income:
Institutional	(71,521,768)	(43,495,788)
Service	(1,709,780)	(665,020)
Investor A	(71,088,731)	(45,048,774)
Investor A1	(1,127,352)	(1,210,683)
Investor B	(83,888)	(171,681)
Investor B1	—	(11,267)
Investor C	(10,054,663)	(8,141,624)
Investor C1	(1,815,716)	(2,271,323)
Investor C2	(112,330)	(133,230)
Class K	(87,158,157)	(70,203,009)
Class R	(1,856,178)	(958,378)

Decrease in net assets resulting from distributions to shareholders	(246,528,563)	(172,310,777)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,588,452,763	4,071,945,043

Net Assets
Total increase in net assets	1,785,615,665	3,998,617,335
Beginning of year	6,971,935,576	2,973,318,241

End of year	$8,757,551,241	$6,971,935,576

Undistributed (distributions in excess of) net investment income, end of year	$(4,923,510)	$33,614,787

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	11

Financial Highlights	BlackRock Total Return Fund

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.76	$11.43	$11.75	$11.14

Net investment income[1]	0.31	0.32	0.42	0.38	0.43
Net realized and unrealized gain (loss)	0.32	0.01	0.34	(0.27)	0.62

Net increase from investment operations	0.63	0.33	0.76	0.11	1.05

Distributions from net investment income[2]	(0.38)	(0.38)	(0.43)	(0.43)	(0.44)

Net asset value, end of year	$11.96	$11.71	$11.76	$11.43	$11.75

Total Return[3]
Based on net asset value	5.47%	2.77%	6.72%	0.89%	9.63%

Ratios to Average Net Assets[4,5]
Total expenses[6]	0.61%	0.56%	0.77%	0.83%	0.82%

Total expenses after fees waived and/or reimbursed[6]	0.58%	0.50%	0.67%	0.73%	0.69%

Total expenses after fees waived and/or reimbursed excluding interest expense[6]	0.45%	0.45%	0.53%	0.52%[7]	0.52%[7]

Net investment income[6]	2.63%	2.72%	3.62%	3.22%	3.81%

Supplemental Data
Net assets, end of year (000)	$3,126,440	$1,547,791	$859,415	$871,868	$879,843

Portfolio turnover rate of the Master Portfolio[8]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	—	—	—	—

[7]	Ratio presented to conform to current year presentation.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

12	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Total Return Fund

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.76	$11.43	$11.75	$11.15

Net investment income[1]	0.28	0.29	0.39	0.35	0.41
Net realized and unrealized gain (loss)	0.31	0.01	0.34	(0.28)	0.61

Net increase from investment operations	0.59	0.30	0.73	0.07	1.02

Distributions from net investment income[2]	(0.34)	(0.35)	(0.40)	(0.39)	(0.42)

Net asset value, end of year	$11.96	$11.71	$11.76	$11.43	$11.75

Total Return[3]
Based on net asset value	5.15%	2.55%	6.48%	0.65%	9.28%

Ratios to Average Net Assets[4,5]
Total expenses[6]	0.93%	0.80%	1.07%	1.21%	1.18%

Total expenses after fees waived and/or reimbursed[6]	0.88%	0.74%	0.89%	0.94%	0.92%

Total expenses after fees waived and/or reimbursed excluding interest expense[6]	0.75%	0.67%	0.76%	0.76%[7]	0.76%[7]

Net investment income[6]	2.35%	2.46%	3.37%	3.01%	3.57%

Supplemental Data
Net assets, end of year (000)	$74,723	$45,616	$720	$454	$672

Portfolio turnover rate of the Master Portfolio[8]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	—	—	—	—

[7]	Ratio presented to conform to current year presentation.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	13

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.76	$11.43	$11.75	$11.15

Net investment income[1]	0.28	0.28	0.39	0.34	0.40
Net realized and unrealized gain (loss)	0.31	0.01	0.33	(0.26)	0.61

Net increase from investment operations	0.59	0.29	0.72	0.08	1.01

Distributions from net investment income[2]	(0.34)	(0.34)	(0.39)	(0.40)	(0.41)

Net asset value, end of year	$11.96	$11.71	$11.76	$11.43	$11.75

Total Return[3]
Based on net asset value	5.12%	2.44%	6.42%	0.58%	9.20%

Ratios to Average Net Assets[4,5]
Total expenses[6]	0.91%	0.87%	1.05%	1.14%	1.12%

Total expenses after fees waived and/or reimbursed[6]	0.91%	0.84%	0.95%	1.04%	1.00%

Total expenses after fees waived and/or reimbursed excluding interest expense[6]	0.78%	0.78%	0.82%	0.82%[7]	0.83%[7]

Net investment income[6]	2.34%	2.40%	3.33%	2.89%	3.50%

Supplemental Data
Net assets, end of year (000)	$2,087,043	$2,267,386	$1,084,239	$1,138,151	$1,070,124

Portfolio turnover rate of the Master Portfolio[8]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	—	—	—	—

[7]	Ratio presented to conform to current year presentation.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

14	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor A1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.70	$11.75	$11.42	$11.75	$11.14

Net investment income[1]	0.30	0.31	0.41	0.37	0.42
Net realized and unrealized gain (loss)	0.31	0.00 [2]	0.34	(0.29)	0.62

Net increase from investment operations	0.61	0.31	0.75	0.08	1.04

Distributions from net investment income[3]	(0.36)	(0.36)	(0.42)	(0.41)	(0.43)

Net asset value, end of year	$11.95	$11.70	$11.75	$11.42	$11.75

Total Return[4]
Based on net asset value	5.32%	2.63%	6.63%	0.70%	9.50%

Ratios to Average Net Assets[5,6]
Total expenses[7]	0.74%	0.67%	0.86%	0.92%	0.94%

Total expenses after fees waived and/or reimbursed[7]	0.72%	0.64%	0.76%	0.81%	0.82%

Total expenses after fees waived and/or reimbursed excluding interest expense[7]	0.60%	0.60%	0.62%	0.62%[8]	0.65%[8]

Net investment income[7]	2.54%	2.59%	3.53%	3.13%	3.69%

Supplemental Data
Net assets, end of year (000)	$34,722	$38,412	$40,402	$40,014	$46,438

Portfolio turnover rate of the Master Portfolio[9]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	—	—	—	—

[8]	Ratio presented to conform to current year presentation.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	15

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.70	$11.75	$11.42	$11.74	$11.14

Net investment income[1]	0.23	0.22	0.31	0.26	0.31
Net realized and unrealized gain (loss)	0.31	0.01	0.34	(0.28)	0.61

Net increase (decrease) from investment operations	0.54	0.23	0.65	(0.02)	0.92

Distributions from net investment income[2]	(0.29)	(0.28)	(0.32)	(0.30)	(0.32)

Net asset value, end of year	$11.95	$11.70	$11.75	$11.42	$11.74

Total Return[3]
Based on net asset value	4.67%	1.92%	5.71%	(0.22)%	8.42%

Ratios to Average Net Assets[4,5]
Total expenses[6]	1.39%	1.55%	1.76%	1.90%	1.86%

Total expenses after fees waived and/or reimbursed[6]	1.35%	1.35%	1.65%	1.79%	1.74%

Total expenses after fees waived and/or reimbursed excluding interest expense[6]	1.23%	1.31%	1.51%	1.63%[7]	1.58%[7]

Net investment income[6]	1.94%	1.89%	2.64%	2.20%	2.76%

Supplemental Data
Net assets, end of year (000)	$2,481	$4,578	$10,234	$15,601	$31,005

Portfolio turnover rate of the Master Portfolio[8]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	—	—	—	—

[7]	Ratio presented to conform to current year presentation.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

16	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.70	$11.75	$11.42	$11.75	$11.14

Net investment income[1]	0.20	0.20	0.31	0.26	0.33
Net realized and unrealized gain (loss)	0.31	0.01	0.34	(0.27)	0.62

Net increase (decrease) from investment operations	0.51	0.21	0.65	(0.01)	0.95

Distributions from net investment income[2]	(0.26)	(0.26)	(0.32)	(0.32)	(0.34)

Net asset value, end of year	$11.95	$11.70	$11.75	$11.42	$11.75

Total Return[3]
Based on net asset value	4.42%	1.76%	5.75%	(0.13)%	8.63%

Ratios to Average Net Assets[4,5]
Total expenses[6]	1.66%	1.60%	1.80%	1.89%	1.88%

Total expenses after fees waived and/or reimbursed[6]	1.58%	1.50%	1.58%	1.67%	1.62%

Total expenses after fees waived and/or reimbursed excluding interest expense[6]	1.45%	1.45%	1.45%	1.45%[7]	1.45%[7]

Net investment income[6]	1.67%	1.73%	2.70%	2.25%	2.89%

Supplemental Data
Net assets, end of year (000)	$498,254	$421,097	$316,553	$262,458	$241,628

Portfolio turnover rate of the Master Portfolio[8]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—	—

[7]	Ratio presented to conform to current year presentation.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	17

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor C1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.76	$11.43	$11.75	$11.14

Net investment income[1]	0.21	0.22	0.32	0.28	0.33
Net realized and unrealized gain (loss)	0.31	0.00 [2]	0.34	(0.28)	0.62

Net increase from investment operations	0.52	0.22	0.66	—	0.95

Distributions from net investment income[3]	(0.27)	(0.27)	(0.33)	(0.32)	(0.34)

Net asset value, end of year	$11.96	$11.71	$11.76	$11.43	$11.75

Total Return[4]
Based on net asset value	4.52%	1.85%	5.82%	0.01%	8.67%

Ratios to Average Net Assets[5,6]
Total expenses[7]	1.49%	1.44%	1.63%	1.70%	1.70%

Total expenses after fees waived and/or reimbursed[7]	1.48%	1.41%	1.53%	1.59%	1.58%

Total expenses after fees waived and/or reimbursed excluding interest expense[7]	1.36%	1.37%	1.39%	1.40%[8]	1.41%[8]

Net investment income[7]	1.79%	1.83%	2.76%	2.36%	2.92%

Supplemental Data
Net assets, end of year (000)	$69,583	$88,551	$105,604	$118,061	$144,824

Portfolio turnover rate of the Master Portfolio[9]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—	—

[8]	Ratio presented to conform to current year presentation.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

18	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor C2
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.70	$11.75	$11.42	$11.74	$11.13

Net investment income[1]	0.25	0.25	0.35	0.31	0.36
Net realized and unrealized gain (loss)	0.31	0.01	0.34	(0.29)	0.62

Net increase from investment operations	0.56	0.26	0.69	0.02	0.98

Distributions from net investment income[2]	(0.31)	(0.31)	(0.36)	(0.34)	(0.37)

Net asset value, end of year	$11.95	$11.70	$11.75	$11.42	$11.74

Total Return[3]
Based on net asset value	4.86%	2.17%	6.09%	0.25%	8.91%

Ratios to Average Net Assets[4,5]
Total expenses[6]	1.20%	1.16%	1.37%	1.45%	1.48%

Total expenses after fees waived and/or reimbursed[6]	1.16%	1.09%	1.27%	1.34%	1.36%

Total expenses after fees waived and/or reimbursed excluding interest expense[6]	1.04%	1.05%	1.13%	1.16%[7]	1.19%[7]

Net investment income[6]	2.11%	2.15%	3.01%	2.61%	3.14%

Supplemental Data
Net assets, end of year (000)	$3,878	$4,729	$5,530	$6,316	$8,455

Portfolio turnover rate of the Master Portfolio[8]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—	—

[7]	Ratio presented to conform to current year presentation.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	19

Financial Highlights (continued)	BlackRock Total Return Fund

	Class K
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.76	$11.43	$11.75	$11.14

Net investment income[1]	0.32	0.33	0.44	0.40	0.45
Net realized and unrealized gain (loss)	0.30	0.00 [2]	0.33	(0.27)	0.62

Net increase from investment operations	0.62	0.33	0.77	0.13	1.07

Distributions from net investment income[3]	(0.38)	(0.38)	(0.44)	(0.45)	(0.46)

Net asset value, end of year	$11.95	$11.71	$11.76	$11.43	$11.75

Total Return[4]
Based on net asset value	5.44%	2.84%	6.86%	1.01%	9.77%

Ratios to Average Net Assets[5,6]
Total expenses[7]	0.52%	0.46%	0.64%	0.72%	0.68%

Total expenses after fees waived and/or reimbursed[7]	0.52%	0.44%	0.54%	0.61%	0.55%

Total expenses after fees waived and/or reimbursed excluding interest expense[7]	0.39%	0.39%	0.40%	0.40%[8]	0.40%[8]

Net investment income[7]	2.73%	2.76%	3.75%	3.33%	3.92%

Supplemental Data
Net assets, end of year (000)	$2,770,095	$2,500,152	$521,495	$447,165	$524,235

Portfolio turnover rate of the Master Portfolio[9]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—	—

[8]	Ratio presented to conform to current year presentation.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

20	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Total Return Fund

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.76	$11.43	$11.75	$11.15

Net investment income[1]	0.24	0.26	0.36	0.31	0.37
Net realized and unrealized gain (loss)	0.32	0.00 [2]	0.33	(0.27)	0.61

Net increase from investment operations	0.56	0.26	0.69	0.04	0.98

Distributions from net investment income[3]	(0.31)	(0.31)	(0.36)	(0.36)	(0.38)

Net asset value, end of year	$11.96	$11.71	$11.76	$11.43	$11.75

Total Return[4]
Based on net asset value	4.86%	2.18%	6.14%	0.33%	8.94%

Ratios to Average Net Assets[5,6]
Total expenses[7]	1.22%	1.14%	1.34%	1.43%	1.46%

Total expenses after fees waived and/or reimbursed[7]	1.17%	1.08%	1.22%	1.27%	1.24%

Total expenses after fees waived and/or reimbursed excluding interest expense[7]	1.04%	1.03%	1.08%	1.07%[8]	1.07%[8]

Net investment income[7]	2.06%	2.15%	3.07%	2.66%	3.27%

Supplemental Data
Net assets, end of year (000)	$90,332	$53,622	$28,457	$29,056	$34,891

Portfolio turnover rate of the Master Portfolio[9]	841%	1,015%	750%	777%	1,346%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—	—

[8]	Ratio presented to conform to current year presentation.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	21

Notes to Financial Statements	BlackRock Total Return Fund

1. Organization:

BlackRock Total Return Fund (the “Fund”) is a series of BlackRock Bond Fund, Inc. (the “Corporation”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Total Return Portfolio (the “Master Portfolio”) of Master Bond LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Corporation is organized as a Maryland corporation. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At September 30, 2016, the percentage of the Master Portfolio owned by the Fund was 94.2%. The consolidated financial statements of the Master Portfolio, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A1, C1 and C2 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 10 years
Investor C Shares	No	Yes	None
Investor C1 and Investor C2 Shares	No	No4	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 and Investor C2 Shares made within one year of after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

22	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return Fund

Net income and realized gains from investments held by the Master Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the average daily net assets of the Fund at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee[1]
First $250 million	0.32%
$250 million - $500 million	0.31%
$500 million - $750 million	0.30%
Greater than $750 million	0.29%

[1]

This investment advisory fee applies to the Fund for as long as the Fund invests in the Master Portfolio or another master fund advised by the Manager or an affiliate thereof in a master-feeder structure. If the Fund ceases to operate as a feeder fund in a master/feeder structure, the maximum actual investment advisory fees payable to the Manager (as a percentage of average daily net assets) by the Fund are as follows: 0.48% (first $250 million), 0.43% ($250 million — $500 million), 0.38% ($500 million — $750 million) and 0.34% (greater than $750 million).

With respect to the Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.25%	0.25%
Class R	0.25%	0.25%

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	23

Notes to Financial Statements (continued)	BlackRock Total Return Fund

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor C, Investor C1, Investor C2 and Class R shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	$149,689
Investor A	6,251,206
Investor A1	36,544
Investor B	25,066
Investor C	4,597,146
Investor C1	621,201
Investor C2	21,187
Class R	364,264

Total	$12,066,303

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$442,201
Service	$13,198
Investor A	$5,656
Investor C	$54

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$15,176
Service	$518
Investor A	$30,636
Investor A1	$306
Investor B	$109
Investor C	$4,176
Investor C1	$386
Investor C2	$29
Class K	$3,910
Class R	$547

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$2,018,573
Service	97,821
Investor A	3,698,708
Investor A1	47,731
Investor B	4,317
Investor C	663,224
Investor C1	138,609
Investor C2	7,815
Class K	165,692
Class R	148,704

Total	$6,991,194

24	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return Fund

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $186,918.

For the year ended September 30, 2016, affiliates received CDSCs as follows:

Investor A	$118,139
Investor B	$45
Investor C	$113,086
Investor C1	$154
Investor C2	$3,238

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.45%
Service	0.76%
Investor A	0.79%
Investor A1	0.60%
Investor B	1.29%
Investor C	1.45%
Investor C1	1.37%
Investor C2	1.04%
Class K	0.40%
Class R	1.04%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement unless approved by the Board, including a majority of the Independent Directors, through January 31, 2017.

In addition, for the year ended September 30, 2016, the Fund had a waiver of investment advisory fees of $15,369, which are included in fees waived by the Manager in the Statement of Operations.

For the year ended September 30, 2016, the Manager waived and/or reimbursed the following amounts, which are shown as transfer agent fees reimbursed — class specific and transfer agent fees waived — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Investor C2	Class K	Class R	Total
Transfer agent fees reimbursed — class specific	$516,342	$28,390	$84,109	$6,287	$1,250	$363,062	$7,198	$1,413	$413	$37,940	$1,046,404
Transfer agent fees waived — class specific	$15,102	$495	$1,349	$305	$55	$4,161	$281	$26	$14	$504	$22,292
Officers and Directors: Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	25

Notes to Financial Statements (continued)	BlackRock Total Return Fund

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the timing and recognition of partnership income were reclassified to the following accounts:

Paid-in capital	$(237,762)
Distributions in excess of net investment income	$2,013,875
Accumulated net realized loss	$(1,776,113)

The tax character of distributions paid was as follows:

	9/30/16	9/30/15
Ordinary income	$246,528,563	$172,310,777

As of period end, the tax components of accumulated net earnings were as follows:

Capital loss carryforward	$(2,452,852)
Net unrealized gains[1]	130,356,896

Total	$127,904,044

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

As of September 30, 2016, the Fund had a capital loss carryforward available to offset future realized capital gains of $2,452,852, all of which is due to expire September 30, 2018.

During the year ended September 30, 2016, the Fund utilized $6,470,988 of its capital loss carryforward.

6. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Master Portfolio did not borrow under the credit agreement.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	188,809,711	$2,217,647,250	118,158,138	$1,402,830,770
Shares issued to shareholders in reinvestment of distributions	4,662,327	54,877,068	2,884,543	34,250,110
Shares redeemed	(64,166,786)	(755,583,747)	(61,948,249)	(734,063,253)

Net increase	129,305,252	$1,516,940,571	59,094,432	$703,017,627

26	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Service
Shares sold	3,062,903	$ 36,004,393	4,178,816	$ 49,670,629
Shares issued to shareholders in reinvestment of distributions	145,257	1,706,255	55,928	662,075
Shares redeemed	(854,686)	(10,048,750)	(400,737)	(4,726,930)

Net increase	2,353,474	$ 27,661,898	3,834,007	$ 45,605,774

Investor A
Shares sold and automatic conversion of shares	82,144,185	$ 965,186,431	128,964,682	$1,528,431,888
Shares issued to shareholders in reinvestment of distributions	5,846,261	68,645,527	3,606,305	42,744,192
Shares redeemed	(107,053,435)	(1,272,041,884)	(31,202,926)	(369,057,742)

Net increase (decrease)	(19,062,989)	$ (238,209,926)	101,368,061	$1,202,118,338

Investor A1
Shares sold and automatic conversion of shares	364,003	$ 4,271,742	449,277	$ 5,345,334
Shares issued to shareholders in reinvestment of distributions	80,735	946,080	84,368	1,001,443
Shares converted	—	—	994	11,635
Shares redeemed	(821,375)	(9,646,244)	(690,532)	(8,186,893)

Net decrease	(376,637)	$(4,428,422)	(155,893)	$(1,828,481)

Investor B
Shares sold	52,947	$ 619,204	62,571	$ 741,773
Shares issued to shareholders in reinvestment of distributions	5,393	63,126	9,863	117,250
Shares redeemed and automatic conversion of shares	(241,873)	(2,835,179)	(552,138)	(6,564,190)

Net decrease	(183,533)	$(2,152,849)	(479,704)	$(5,705,167)

Investor B1
Shares sold	—	—	1,191	$ 14,177
Shares issued to shareholders in reinvestment of distributions	—	—	917	10,961
Shares converted	—	—	(992)	(11,635)
Shares redeemed and automatic conversion of shares	—	—	(58,013)	(691,232)

Net decrease	—	—	(56,897)	$(677,729)

Investor C
Shares sold	16,211,263	$ 190,293,176	15,467,222	$183,571,086
Shares issued to shareholders in reinvestment of distributions	756,487	8,863,207	594,506	7,052,182
Shares redeemed	(11,254,890)	(132,196,571)	(7,018,798)	(83,177,991)

Net increase	5,712,860	$ 66,959,812	9,042,930	$107,445,277

Investor C1
Shares sold	211,172	$ 2,470,782	339,133	$ 4,033,860
Shares issued to shareholders in reinvestment of distributions	118,827	1,391,149	148,551	1,764,208
Shares redeemed	(2,072,718)	(24,331,007)	(1,907,349)	(22,593,066)

Net decrease	(1,742,719)	$(20,469,076)	(1,419,665)	$(16,794,998)

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	27

Notes to Financial Statements (concluded)	BlackRock Total Return Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Investor C2
Shares sold	28,421	$ 331,137	43,454	$ 515,310
Shares issued to shareholders in reinvestment of distributions	7,951	93,064	9,341	110,852
Shares redeemed	(115,919)	(1,357,294)	(119,305)	(1,416,671)

Net decrease	(79,547)	$ (933,093)	(66,510)	$ (790,509)

Class K
Shares sold	86,944,969	$1,021,843,763	219,751,156	$2,611,075,267
Shares issued to shareholders in reinvestment of distributions	6,838,887	80,271,891	5,314,011	63,081,110
Shares redeemed	(75,611,322)	(893,973,656)	(55,875,286)	(660,159,467)

Net increase	18,172,534	$ 208,141,998	169,189,881	$2,013,996,910

Class R
Shares sold	4,885,709	$ 57,466,406	3,225,863	$ 38,206,579
Shares issued to shareholders in reinvestment of distributions	157,676	1,852,429	80,678	957,035
Shares redeemed	(2,068,518)	(24,376,985)	(1,148,146)	(13,605,613)

Net increase	2,974,867	$ 34,941,850	2,158,395	$ 25,558,001

Total Net Increase	137,073,562	$1,588,452,763	342,509,037	$4,071,945,043

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm	BlackRock Total Return Fund

To the Board of Directors of BlackRock Bond Fund, Inc. and Shareholders of BlackRock Total Return Fund:

We have audited the accompanying statement of assets and liabilities of BlackRock Total Return Fund (the “Fund”), a series of BlackRock Bond Fund, Inc., as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the following information is provided with respect to the ordinary income distribution paid by the Fund:

	Months Paid
	October 2015 — December 2015	70.25%
Interest-Related Dividends for Non-U.S. Residents[1]	January 2016 — September 2016	91.88%

Federal Obligation Interest[2]		12.13%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	29

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2016

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	36%
U.S. Treasury Obligations	23
Corporate Bonds	20
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	5
Taxable Municipal Bonds	3
Foreign Government Obligations	3
Preferred Securities	1
Foreign Agency Obligations	1

[1]	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments and borrowed bonds.

Credit Quality Allocation[1]	Percent of Total Investments[2]
AAA/Aaa	65%
AA/Aa	5
A	9
BBB/Baa	11
BB/Ba	2
B	2
CCC/Caa	1
CC/Ca	1
N/R3	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments and borrowed bonds.
[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

30	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments September 30, 2016	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2012-1A, Class BR, 3.18%, 9/20/23 (a)(b)	USD	4,020	$4,019,987
Series 2012-1A, Class CR, 3.90%, 9/20/23 (a)(b)		750	749,995
Series 2013-2A, Class A2BR, 2.88%, 10/25/25 (a)(b)		750	750,082
Series 2015-2A, Class B, 2.99%, 10/28/27 (a)(b)		3,250	3,259,130
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.24%, 12/25/33 (b)		581	494,187
Series 2006-CW1, Class A2C, 0.66%, 7/25/36 (b)		887	638,886
Adagio IV CLO Ltd., Series IV-X, Class F, 6.65%, 10/15/29 (b)	EUR	400	382,054
Adagio V CLO DAC, Series V-X, Class E, 6.70%, 10/15/29 (b)		340	372,556
Adirondack Park CLO Ltd., Series 2013-1A, Class B, 2.68%, 4/15/24 (a)(b)	USD	330	329,981
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (a)(c)		2,747	2,748,254
Series 2016-B, Class A, 4.00%, 9/25/65 (a)(c)		3,510	3,502,259
ALM V Ltd., Series 2012-5A, Class A2R, 2.83%, 10/18/27 (a)(b)		1,600	1,592,208
ALM VII R Ltd., Series 2013-7RA, Class A2, 2.56%, 4/24/24 (a)(b)		2,643	2,639,147
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 2.56%, 4/24/24 (a)(b)		917	915,680
ALM XII Ltd., Series 2015-12A, Class B, 3.93%, 4/16/27 (a)(b)		1,505	1,509,185
ALM XIV Ltd.:
Series 2014-14A, Class A1, 2.17%, 7/28/26 (a)(b)		10,785	10,790,393
Series 2014-14A, Class B, 3.69%, 7/28/26 (a)(b)		1,236	1,240,893
ALME Loan Funding II Ltd.:
Series 2X, Class E, 4.86%, 8/15/27 (b)	EUR	395	419,355
Series 2X, Class F, 5.61%, 8/15/27 (b)		250	239,116
ALME Loan Funding V BV, Series 5X, Class E, 6.00%, 7/15/29 (b)		1,080	1,124,650

Asset-Backed Securities		Par (000)	Value
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.51%, 6/17/31 (a)(b)	USD	2,011	$2,004,334
AMMC CLO 17 Ltd., Series 2015-17A, Class B, 3.12%, 11/15/27 (a)(b)		1,180	1,182,498
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.24%, 5/26/28 (a)(b)		5,320	5,320,000
AMMC CLO IX Ltd.:
Series 2011-9A, Class B1R, 3.18%, 1/15/22 (a)(b)		8,590	8,602,885
Series 2011-9A, Class CR, 4.28%, 1/15/22 (a)(b)		2,490	2,510,821
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.71%, 5/10/25 (a)(b)		1,612	1,599,869
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class A1, 2.22%, 4/15/27 (a)(b)		2,020	2,020,404
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1, 1.86%, 7/13/25 (a)(b)		2,005	1,996,579
Series 2013-1A, Class A2A, 2.42%, 7/13/25 (a)(b)		1,050	1,039,259
Series 2013-1A, Class B, 3.37%, 7/13/25 (a)(b)		1,410	1,396,773
Apidos CLO IX, Series 2012-9AR, Class BR, 2.53%, 7/15/23 (a)(b)		3,035	3,018,847
Apidos CLO XI:
Series 2012-11A, Class A, 2.07%, 1/17/23 (a)(b)		3,610	3,608,054
Series 2012-11A, Class C, 3.78%, 1/17/23 (a)(b)		3,540	3,540,788
Apidos CLO XII, Series 2013-12A, Class A, 1.78%, 4/15/25 (a)(b)		18,861	18,711,998
Apidos CLO XV, Series 2013-15A, Class A1, 2.05%, 10/20/25 (a)(b)		1,080	1,077,276
Apidos CLO XVI, Series 2013-16A, Class A1, 2.14%, 1/19/25 (a)(b)		2,965	2,966,942
Apidos CLO XVIII, Series 2014-18A, Class A1, 2.11%, 7/22/26 (a)(b)		880	878,033
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)		3,940	3,940,000
Arbour CLO IV DAC:
Series 4X, Class E, 0.00%, 1/15/30 (b)	EUR	550	580,095
Series 4X, Class F, 0.00%, 1/15/30 (b)		450	462,794

Portfolio Abbreviations

ABS	Asset-Backed Security	COP	Columbian Peso	PIK	Payment-in-kind
ADR	American Depositary Receipt	ETF	Exchange-Traded Fund	PLN	Polish Zloty
AKA	Also Known As	EUR	Euro	RB	Revenue Bonds
AMBAC	American Municipal Bond Assurance Corporation	GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation	RUB	Russian Ruble
AUD	Australian Dollar	HKD	Hong Kong Dollar	S&P	Standard & Poor’s
BRL	Brazilian Real	IDR	Indonesian Rupiah	SAR	Saudi Arabian Riyal
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CBOE	Chicago Board Options Exchange	KRW	South Korean Won	TBA	To-be-announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CHF	Swiss Franc	MXIBTIIE	Mexico Interbank TIIE 28-Day Rate	TWD	Taiwan New Dollar
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	USD	U.S. Dollar
CNH	Chinese Yuan Offshore	MYR	Malaysian Ringgit	WTI	West Texas Intermediate
CNY	Chinese Yuan	OTC	Over-the-counter	ZAR	South African Rand
COOIS	Colombia Overnight Interbank Reference Rate

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	31

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 6/16/27 (b)	EUR	338	$356,560
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		336	319,154
ARES CLO Ltd.:
Series 2012-2A, Class AR, 1.96%, 10/12/23 (a)(b)	USD	1,090	1,090,426
Series 2012-2A, Class CR, 3.37%, 10/12/23 (a)(b)		300	299,343
ARES IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 0.90%, 4/16/21 (a)(b)		2,922	2,898,718
ARES XXV CLO Ltd.:
Series 2012-3A, Class BR, 2.30%, 1/17/24 (a)(b)		7,230	7,230,000
Series 2012-3A, Class CR, 3.05%, 1/17/24 (a)(b)		2,110	2,110,000
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.77%, 5/25/35 (b)		5,790	4,596,177
Arianna SPV Srl, Series 1, Class A, 3.60%, 10/20/30	EUR	720	817,037
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.32%, 2/17/26 (a)(b)	USD	7,030	7,030,000
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class A3LR, 3.26%, 8/15/24 (a)(b)		1,010	1,010,000
Avoca CLO XIII Ltd., Series 13X, Class E, 5.22%, 12/29/27 (b)	EUR	430	461,108
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		490	500,437
Series 14X, Class F, 5.75%, 7/12/28 (b)		900	839,147
Series 14X, Class SUB, 0.00%, 7/12/28		1,290	1,194,780
Avoca CLO XV Ltd.:
Series 15X, Class E, 5.00%, 1/15/29 (b)		970	1,023,156
Series 15X, Class F, 6.75%, 1/15/29 (b)		585	538,758
Series 15X, Class M1, 0.00%, 1/15/29 (b)		1,100	1,096,635
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	943	943,623
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		2,526	2,592,867
Babson CLO Ltd.:
Series 2012-1A, Class A2, 2.68%, 4/15/22 (a)(b)		680	680,730
Series 2012-1A, Class B, 3.18%, 4/15/22 (a)(b)		610	610,698
Series 2013-IA, Class A, 1.80%, 4/20/25 (a)(b)		4,560	4,542,900
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		2,790	2,626,935
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.10%, 10/22/25 (a)(b)		4,715	4,705,296
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 1.52%, 5/28/39 (a)(b)		8,395	6,182,442
Series 2005-E, Class A1, 1.49%, 12/28/40 (a)(b)		1,873	1,405,087
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (a)(c)		6,829	6,824,032
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/28/31 (a)(c)		16,590	16,590,000
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		756	752,251
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		1,680	814,047

Asset-Backed Securities		Par (000)	Value
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)	USD	1,560	$780,782
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		2,671	1,415,072
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.69%, 9/25/36 (b)		5,310	4,583,936
Series 2006-HE9, Class 2A, 0.66%, 11/25/36 (b)		4,761	4,101,772
Series 2006-HE10, Class 22A, 0.66%, 12/25/36 (b)		3,350	2,855,111
Series 2007-AQ2, Class A2, 0.69%, 1/25/37 (b)		1,642	1,494,737
Series 2007-FS1, Class 1A3, 0.69%, 5/25/35 (b)		1,246	1,062,817
Series 2007-HE1, Class 21A2, 0.68%, 1/25/37 (b)		1,058	980,377
Series 2007-HE2, Class 22A, 0.66%, 3/25/37 (b)		1,339	1,084,066
Series 2007-HE2, Class 23A, 0.66%, 3/25/37 (b)		2,645	2,055,766
Series 2007-HE3, Class 1A4, 0.87%, 4/25/37 (b)		6,665	4,130,072
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.32%, 1/25/36 (b)		715	680,251
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.72%, 12/25/36 (a)(b)		1,200	1,138,603
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.88%, 7/15/24 (a)(b)		2,090	2,080,223
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, 2.93%, 10/15/25 (a)(b)		7,450	7,501,405
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A2, 2.95%, 1/20/28 (a)(b)		3,990	3,976,103
BlueMountain CLO II Ltd., Series 2006-2A, Class B, 1.28%, 7/15/18 (a)(b)		680	665,448
BlueMountain CLO Ltd.:
Series 2012-1A, Class B, 3.25%, 7/20/23 (a)(b)		580	580,130
Series 2012-1A, Class C, 3.95%, 7/20/23 (a)(b)		350	351,330
Series 2012-2A, Class B1, 2.87%, 11/20/24 (a)(b)		3,790	3,789,126
Series 2013-1A, Class A1, 2.02%, 5/15/25 (a)(b)		1,025	1,021,049
Series 2013-2A, Class A, 1.90%, 1/22/25 (a)(b)		850	847,055
Series 2013-3A, Class A, 2.15%, 10/29/25 (a)(b)		2,480	2,476,458
Series 2013-4A, Class A, 2.18%, 4/15/25 (a)(b)		7,590	7,590,000
Series 2014-1A, Class A, 2.28%, 4/30/26 (a)(b)		2,400	2,400,031
Series 2014-2A, Class A, 2.15%, 7/20/26 (a)(b)		670	670,482
Series 2014-4A, Class A1, 2.33%, 11/30/26 (a)(b)		3,020	3,025,140
Series 2015-3A, Class A1, 2.18%, 10/20/27 (a)(b)		2,000	2,008,600
BlueMountain EUR CLO, Series 2016-1X, Class E, 6.60%, 4/25/30 (b)	EUR	1,200	1,357,193
Cadogan Square CLO VII BV, Series 7X, Class E, 6.00%, 5/25/29 (b)		1,000	1,107,138
Cairn CLO VI BV, Series 2016-6X, Class E, 6.25%, 7/25/29 (b)		600	658,564

See Notes to Consolidated Financial Statements.

32	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, 0.90%, 12/15/20 (a)(b)	USD	1,228	$1,209,679
Series 2012-1A, Class B1, 2.63%, 1/15/24 (a)(b)		690	690,000
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class B1R, 2.80%, 7/20/23 (a)(b)		2,880	2,879,929
Series 2012-4A, Class A, 2.09%, 1/20/25 (a)(b)		6,630	6,629,830
Series 2013-3A, Class B, 3.33%, 7/15/25 (a)(b)		730	728,393
Series 2013-4A, Class A1, 2.15%, 10/15/25 (a)(b)		1,630	1,628,562
Carlyle Global Market Strategies Euro CLO:
Series 2015-2X, Class D, 5.50%, 9/21/29 (b)	EUR	600	668,090
Series 2015-2X, Class E, 6.50%, 9/21/29 (b)		370	353,081
Series 2015-3X, Class D, 5.55%, 1/15/29 (b)		1,800	1,956,117
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.64%, 10/25/36 (b)	USD	1,251	754,253
Series 2006-FRE2, Class A3, 0.68%, 10/25/36 (b)		3,618	2,193,520
Series 2006-FRE2, Class A5, 0.60%, 10/25/36 (b)		1,056	633,568
Series 2006-NC2, Class A3, 0.67%, 6/25/36 (b)		6,323	5,828,912
Series 2006-NC3, Class A4, 0.76%, 8/25/36 (b)		2,003	1,210,910
Series 2006-NC4, Class A3, 0.68%, 10/25/36 (b)		1,180	859,151
Series 2006-NC5, Class A3, 0.67%, 1/25/37 (b)		7,250	4,452,606
Series 2007-FRE1, Class A2, 0.72%, 2/25/37 (b)		3,146	3,020,223
Series 2007-HE1, Class A2, 0.67%, 6/25/37 (b)		1,410	1,300,313
Series 2007-RFC1, Class A4, 0.74%, 12/25/36 (b)		1,440	836,433
C-BASS Trust:
Series 2006-CB7, Class A4, 0.68%, 10/25/36 (b)		816	547,987
Series 2006-CB9, Class A2, 0.63%, 11/25/36 (b)		1,360	846,489
Series 2006-CB9, Class A4, 0.75%, 11/25/36 (b)		229	145,294
Series 2007-CB1, Class AF2, 3.94%, 1/25/37 (c)		6,628	3,343,792
Series 2007-CB5, Class A2, 0.66%, 4/25/37 (b)		1,251	917,464
Cedar Funding IV CLO Ltd., Series 2014-4A, Class A1, 2.21%, 10/23/26 (a)(b)		1,200	1,200,600
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1, 2.24%, 7/17/28 (a)(b)		1,880	1,882,350
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		923	921,070
CIFC Funding Ltd.:
Series 2012-1A, Class A3R, 3.89%, 8/14/24 (a)(b)		450	450,148
Series 2012-2A, Class A1R, 2.19%, 12/05/24 (a)(b)		4,000	3,999,960
Series 2012-3A, Class A1L, 2.13%, 1/29/25 (a)(b)		5,000	5,002,481
Series 2012-3A, Class A2L, 3.00%, 1/29/25 (a)(b)		4,480	4,478,691
Series 2013-4A, Class B1, 2.68%, 11/27/24 (a)(b)		4,270	4,242,376

Asset-Backed Securities		Par (000)	Value
Series 2014-1A, Class A, 2.18%, 4/18/25 (a)(b)	USD	1,720	$1,718,280
Series 2014-2A, Class A1L, 2.31%, 5/24/26 (a)(b)		8,484	8,483,779
Series 2014-3A, Class C1, 3.50%, 7/22/26 (a)(b)		1,120	1,119,032
Series 2014-5A, Class A1, 2.26%, 1/17/27 (a)(b)		15,535	15,544,240
Series 2015-1A, Class A1, 2.22%, 1/22/27 (a)(b)		1,520	1,521,067
Series 2015-3A, Class A, 2.11%, 10/19/27 (a)(b)		3,160	3,153,080
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.77%, 8/25/36 (b)		3,550	2,745,615
Colombo Srl, Series 1, Class B, 0.25%, 8/28/26 (b)	EUR	2	2,399
Colony American Homes, Series 2015-1A, Class A, 1.71%, 7/17/32 (a)(b)	USD	8,439	8,454,667
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		1,418	873,912
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		2,224	2,199,440
Series 1998-8, Class A1, 6.28%, 9/01/30		1,596	1,681,590
Series 1999-5, Class A5, 7.86%, 3/01/30 (b)		1,788	1,531,731
Series 1999-5, Class A6, 7.50%, 3/01/30 (b)		1,308	1,087,609
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.14%, 9/25/33 (b)		672	634,357
Series 2004-5, Class A, 1.42%, 10/25/34 (b)		752	741,549
Series 2006-17, Class 2A2, 0.67%, 3/25/47 (b)		429	398,953
Series 2006-8, Class 2A3, 0.68%, 1/25/46 (b)		1,220	1,153,194
Series 2006-S10, Class A3, 0.84%, 10/25/36 (b)		12,536	10,776,184
Series 2006-S3, Class A4, 6.41%, 1/25/29 (c)		882	873,262
Series 2006-SPS1, Class A, 0.74%, 12/25/25 (b)		362	361,615
Series 2007-S3, Class A3, 0.90%, 5/25/37 (b)		3,621	2,879,621
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-SL1, Class A2, 6.06%, 9/25/36 (a)(c)		3,531	983,093
Series 2007-CB6, Class A4, 0.87%, 7/25/37 (a)(b)		901	571,437
Series 2007-RP1, Class A, 0.84%, 5/25/46 (a)(b)		834	665,846
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4, 3.49%, 12/25/36 (c)		682	508,664
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.35%, 7/08/27 (b)	EUR	740	831,878
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, 7.00%, 8/15/29 (b)		560	599,157
CWABS Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, 0.68%, 9/25/46 (b)	USD	457	421,708
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 0.79%, 3/15/34 (b)		1,902	1,504,738

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	33

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35	USD	1,149	$1,144,364
Series 2006-S5, Class A5, 6.16%, 6/25/35		712	666,049
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		2,467	2,446,365
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.81%, 12/15/33 (a)(b)		1,641	1,363,855
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5B1B, 0.70%, 5/15/35 (a)(b)		612	512,318
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.69%, 5/15/35 (b)		1,603	1,371,730
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		8,063	7,908,450
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, 0.00%, 1/15/30 (b)	EUR	364	381,423
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.06%, 1/15/25 (a)(b)	USD	10,090	10,091,756
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.92%, 8/15/25 (a)(b)		2,090	2,070,749
Eastland CLO Ltd., Series 2007-1A, Class A2A, 0.99%, 5/01/22 (a)(b)		5,986	5,967,710
ECP CLO Ltd., Series 2012-4A, Class A1, 2.00%, 6/19/24 (a)(b)		4,093	4,093,422
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.35%, 7/30/28 (b)	EUR	270	294,965
Series 2015-4X, Class E, 4.50%, 7/30/28 (b)		365	363,788
Series 2015-4X, Class F, 6.25%, 7/30/28 (b)		380	350,276
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 0.00%, 11/10/30 (b)		400	440,086
Fannie Mae REMIC Trust, Series 2003-W5, Class A, 0.74%, 4/25/33 (b)	USD	4	3,444
Finn Square CLO Ltd.:
Series 2012-1A, Class A1R, 2.05%, 12/24/23 (a)(b)		1,055	1,055,000
Series 2012-1A, Class A2R, 2.54%, 12/24/23 (a)(b)		880	880,000
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 0.68%, 4/25/36 (b)		1,555	1,358,486
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.23%, 1/15/23 (a)(b)		2,252	2,251,852
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A1R, 1.77%, 4/20/23 (a)(b)		4,220	4,218,719
Series 2012-7A, Class A2R, 2.50%, 4/20/23 (a)(b)		3,500	3,499,610
Series 2012-7A, Class BR, 3.20%, 4/20/23 (a)(b)		2,870	2,869,803
Galaxy XV CLO Ltd., Series 2013-15A, Class A, 1.93%, 4/15/25 (a)(b)		1,350	1,344,600
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 0.77%, 12/25/35 (b)		782	743,381
GFT Mortgage Loan Trust, Series 2015-GFT2, Class A, 4.34%, 6/25/59 (a)(c)		544	545,354
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 0.70%, 12/25/36 (b)		251	226,827

Asset-Backed Securities		Par (000)	Value
GoldenTree Loan Opportunities IV Ltd., Series 2007-4A, Class B, 1.52%, 8/18/22 (a)(b)	USD	1,630	$1,602,127
GoldenTree Loan Opportunities VI Ltd., Series 2012-6A, Class C, 3.93%, 4/17/22 (a)(b)		1,920	1,924,004
Gramercy Park CLO Ltd., Series 2012-1A, Class BR, 3.63%, 7/17/23 (a)(b)		250	249,332
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (b)		870	945,227
Series 1999-5, Class M2, 9.23%, 12/15/29 (b)		1,416	1,267,965
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.59%, 3/25/36 (b)		22	12,076
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)		609	276,863
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.64%, 9/25/36 (b)		3,073	1,478,709
Series 2007-H1, Class A1B, 0.72%, 1/25/47 (b)		1,250	835,020
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.01%, 10/28/24 (a)(b)		5,105	5,090,984
Harvest CLO:
Series 11X, Class E, 5.34%, 3/26/29 (b)	EUR	970	983,379
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		4,040	4,204,977
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29 (b)		480	526,446
Highbridge Loan Management Ltd.:
Series 2012-1AR, Class A2R, 2.90%, 9/20/22 (a)(b)	USD	3,010	3,014,193
Series 6A-2015, Class A, 2.23%, 5/05/27 (a)(b)		6,750	6,734,754
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.51%, 7/25/34 (b)		856	807,268
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		3,366	1,487,854
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.87%, 4/15/36 (b)		1,822	1,650,921
Invitation Homes Trust:
Series 2013-SFR1, Class A, 1.58%, 12/17/30 (a)(b)		2,694	2,694,181
Series 2014-SFR1, Class A, 1.51%, 6/17/31 (a)(b)		2,335	2,329,058
Series 2014-SFR2, Class A, 1.61%, 9/17/31 (a)(b)		3,013	3,008,611
Series 2014-SFR2, Class C, 2.73%, 9/17/31 (a)(b)		1,650	1,657,129
Series 2014-SFR2, Class E, 3.92%, 9/17/31 (a)(b)		1,460	1,462,538
Series 2014-SFR3, Class A, 1.71%, 12/17/31 (a)(b)		1,781	1,781,696
Series 2014-SFR3, Class D, 3.51%, 12/17/16 (a)(b)		1,170	1,180,833
Series 2015-SFR3, Class A, 1.81%, 8/17/32 (a)(b)		9,376	9,422,292
Series 2015-SFR3, Class E, 4.26%, 8/17/17 (a)(b)		1,930	1,936,961
Irwin Home Equity Loan Trust, Series 2006-2, Class 2A2, 6.24%, 2/25/36 (a)(c)		879	906,793
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, 0.79%, 5/25/36 (b)		1,170	946,953

See Notes to Consolidated Financial Statements.

34	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	USD	888	$497,683
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		1,211	678,049
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		890	498,442
Jubilee CDO BV, Series VIII-X, Class Sub, 4.81%, 1/15/24 (b)	EUR	880	707,185
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.83%, 7/15/25 (a)(b)	USD	4,515	4,498,605
LCM IX LP:
Series 9A, Class A, 1.87%, 7/14/22 (a)(b)		126	125,604
Series 9A, Class C, 3.52%, 7/14/22 (a)(b)		500	501,250
LCM XI LP, Series 11A, Class B, 2.84%, 4/19/22 (a)(b)		2,270	2,269,896
LCM XIV LP, Series 14A, Class A, 1.83%, 7/15/25 (a)(b)		320	318,866
LCM XV LP, Series 15A, Class C, 3.93%, 8/25/24 (a)(b)		1,070	1,070,011
LCM XVIII LP:
Series 18A, Class B1, 3.00%, 4/20/27 (a)(b)		2,400	2,400,487
Series 18A, Class C1, 3.85%, 4/20/27 (a)(b)		500	500,098
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		4,790	5,089,638
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		773	571,757
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, 0.61%, 6/25/37 (a)(b)		601	368,353
Lime Street CLO Ltd., Series 2007-1A, Class B, 1.20%, 6/20/21 (a)(b)		900	868,383
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		6,006	5,975,250
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.74%, 2/25/36 (b)		4,543	3,981,858
Series 2006-2, Class 2A3, 0.71%, 3/25/46 (b)		18,449	8,825,555
Series 2006-2, Class 2A4, 0.81%, 3/25/46 (b)		2,109	1,042,448
Series 2006-3, Class 2A3, 0.70%, 5/25/46 (b)		6,205	2,673,145
Series 2006-3, Class 2A4, 0.79%, 5/25/46 (b)		1,220	541,120
Series 2006-4, Class 2A4, 0.78%, 5/25/36 (b)		2,279	1,116,965
Series 2006-9, Class 2A3, 0.68%, 10/25/36 (b)		4,273	1,902,728
Series 2006-9, Class 2A4, 0.75%, 10/25/36 (b)		1,910	863,818
Series 2006-10, Class 2A3, 0.68%, 11/25/36 (b)		4,473	2,134,439
Series 2006-10, Class 2A4, 0.74%, 11/25/36 (b)		2,658	1,283,047
Series 2006-11, Class 1A, 0.68%, 12/25/36 (b)		4,323	2,683,935
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 3.78%, 3/25/32 (b)		1,510	1,531,717
Madison Park Funding Ltd.:
Series 2012-9A, Class AR, 2.11%, 8/15/22 (a)(b)		2,366	2,361,777

Asset-Backed Securities		Par (000)	Value
Series 2012-9A, Class B1R, 2.69%, 8/15/22 (a)(b)	USD	3,000	$2,997,002
Series 2012-9A, Class C1R, 3.67%, 8/15/22 (a)(b)		580	580,073
Madison Park Funding VIII Ltd.:
Series 2012-8A, Class BR, 2.90%, 4/22/22 (a)(b)		250	250,000
Series 2012-8A, Class CR, 3.50%, 4/22/22 (a)(b)		280	280,021
Madison Park Funding X Ltd.:
Series 2012-10A, Class A2, 2.10%, 1/20/25 (a)(b)		1,640	1,632,511
Series 2012-10A, Class B1, 3.05%, 1/20/25 (a)(b)		4,030	4,038,060
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.16%, 10/23/25 (a)(b)		1,518	1,517,893
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, 0.78%, 6/25/36 (a)(b)		2,059	1,377,522
Series 2007-HE1, Class A4, 0.80%, 5/25/37 (b)		1,318	802,538
MASTR Specialized Loan Trust, Series 2006-3, Class A, 0.78%, 6/25/46 (a)(b)		763	666,057
Merrill Lynch Mortgage Investors Trust, Series 2006-RM3, Class A2B, 0.61%, 6/25/37 (b)		1,049	320,174
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.12%, 12/25/34 (b)		820	750,071
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 0.63%, 11/25/36 (b)		1,321	617,000
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 2.88%, 1/20/24 (a)(b)		3,020	2,992,216
MSCC Heloc Trust, Series 2007-1, Class A, 0.62%, 12/25/31 (b)		144	143,060
Muir Woods CLO Ltd.:
Series 2012-1A, Class B, 3.26%, 9/14/23 (a)(b)		1,540	1,540,836
Series 2012-1A, Class C, 4.41%, 9/14/23 (a)(b)		500	500,731
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, 0.70%, 6/25/37 (b)		450	422,105
Navient Private Education Loan Trust:
Series 2014-AA, Class A3, 2.11%, 10/15/31 (a)(b)		8,500	8,448,265
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		6,000	5,888,689
Series 2014-CTA, Class B, 2.26%, 10/17/44 (a)(b)		8,550	8,085,444
Series 2015-AA, Class A2A, 2.65%, 12/15/28 (a)		20,826	21,317,769
Series 2015-AA, Class A2B, 1.72%, 12/15/28 (a)(b)		2,070	2,087,585
Series 2015-AA, Class A3, 2.21%, 11/15/30 (a)(b)		7,821	8,025,644
Series 2016-AA, Class A2B, 2.66%, 12/15/45 (a)(b)		4,260	4,449,750
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		2,040	1,964,768
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.01%, 1/23/24 (a)(b)		9,375	9,374,298
Series 2012-13A, Class C, 3.56%, 1/23/24 (a)(b)		1,500	1,512,300
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, 2.83%, 4/15/26 (a)(b)		1,875	1,875,000

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	35

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 2.26%, 7/15/19 (a)(b)	USD	1,150	$1,143,854
North Westerly CLO BV, Series IV-X, Class A-1, 1.40%, 1/15/26 (b)	EUR	2,500	2,815,041
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.10%, 1/18/24 (a)(b)	USD	4,550	4,545,620
Oak Hill European Credit Partners IV Designated Activity Co.:
Series 2015-4X, Class E, 5.06%, 1/20/30 (b)	EUR	1,540	1,576,026
Series 2015-4X, Class F, 7.06%, 1/20/30 (b)		670	628,461
Oaktree EIF II Ltd., Series 2014-A2, Class B, 3.12%, 11/15/25 (a)(b)	USD	1,640	1,640,029
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (b)		1,026	812,548
Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		652	574,847
OCP CLO Ltd.:
Series 2013-3A, Class B, 3.43%, 1/17/25 (a)(b)		1,000	999,989
Series 2014-5A, Class A1, 1.72%, 4/26/26 (a)(b)		330	325,552
Series 2015-8A, Class A1, 2.21%, 4/17/27 (a)(b)		420	420,044
Series 2016-12A, Class A1, 2.43%, 10/18/28 (a)(b)		1,350	1,348,650
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A, 2.20%, 4/15/26 (a)(b)		1,500	1,500,161
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.80%, 7/17/25 (a)(b)		5,195	5,130,063
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.31%, 10/25/25 (a)(b)		7,240	7,240,000
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.10%, 10/20/25 (a)(b)		540	539,265
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 2.23%, 11/20/23 (a)(b)		1,790	1,789,970
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.82%, 4/20/25 (a)(b)		4,130	4,113,647
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.09%, 8/23/24 (a)(b)		5,315	5,301,093
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		2,128	2,129,855
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		2,820	2,839,928
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		2,805	2,801,047
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		1,885	1,890,480
Series 2015-1A, Class C, 5.12%, 3/18/26 (a)		1,536	1,553,425
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		4,830	4,811,508
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.16%, 7/25/33 (b)		1,159	1,080,721
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1, 7.82%, 3/15/32 (b)		1,605	1,591,062
OZLM Funding III Ltd., Series 2013-3A, Class A1, 2.03%, 1/22/25 (a)(b)		2,200	2,199,866
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.85%, 7/22/25 (a)(b)		9,995	9,922,037

Asset-Backed Securities		Par (000)	Value
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 2.24%, 10/30/23 (a)(b)	USD	4,450	$4,450,000
Series 2012-2A, Class A2, 3.41%, 10/30/23 (a)(b)		700	702,100
OZLM VI Ltd., Series 2014-6A, Class B, 3.58%, 4/17/26 (a)(b)		2,360	2,359,852
OZLM VII Ltd.:
Series 2014-7A, Class A1A, 2.10%, 7/17/26 (a)(b)		4,740	4,729,936
Series 2014-7A, Class A1B, 2.17%, 7/17/26 (a)(b)		250	250,000
Series 2014-7A, Class A2A, 2.73%, 7/17/26 (a)(b)		1,700	1,700,015
OZLM XI Ltd., Series 2015-11A, Class A1A, 2.31%, 1/30/27 (a)(b)		9,258	9,258,888
OZLM XII Ltd., Series 2015-12A, Class A1, 2.21%, 4/30/27 (a)(b)		570	570,140
Palmer Square CLO Ltd., Series 2013-2A, Class B, 3.73%, 10/17/25 (a)(b)		890	889,957
Palmer Square Loan Funding Ltd.:
Series 2016-2A, Class A2, 2.73%, 6/21/24 (a)(b)		3,800	3,799,570
Series 2016-2A, Class B, 3.78%, 6/21/24 (a)(b)		3,970	3,969,510
Pretium Mortgage Credit Partners I LLC:
Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)(c)		3,930	3,963,274
Series 2016-NPL3, Class A1, 4.38%, 5/27/31 (a)(c)		6,131	6,193,063
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.93%, 2/17/32 (a)(b)		2,806	2,816,771
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		1,740	1,762,532
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (a)		500	517,795
Series 2016-SFR1, Class A, 1.98%, 9/17/33 (a)(b)		2,770	2,800,103
Series 2016-SFR1, Class E, 4.38%, 9/17/33 (a)(b)		2,940	2,959,831
PRPM 2015-1 LLC, Series 2016-1A, Class A1, 4.00%, 9/25/18 (a)(c)		3,040	3,040,000
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.19%, 4/15/27 (a)(b)		1,780	1,780,583
Race Point V CLO Ltd., Series 2011-5A, Class CR, 3.70%, 12/15/22 (a)(b)		1,010	1,009,566
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 2.06%, 2/20/25 (a)(b)		1,921	1,920,795
Race Point X CLO Ltd., Series 2016-10A, Class A, 2.23%, 7/25/28 (a)(b)		5,550	5,558,325
RASC Trust, Series 2003-KS5, Class AIIB, 1.10%, 7/25/33 (b)		410	368,930
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.99%, 11/25/45 (a)(b)		1,530	1,525,789
SACO I Trust, Series 2006-9, Class A1, 0.82%, 8/25/36 (b)		1,043	1,484,060
Scholar Funding Trust, Series 2011-A, Class A, 1.64%, 10/28/43 (a)(b)		2,362	2,267,587
Sheridan Square CLO Ltd., Series 2013-1A, Class A2, 1.85%, 4/15/25 (a)(b)		6,210	6,175,309
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.27%, 5/15/26 (a)(b)		3,667	3,656,056
SLC Private Student Loan Trust, Series 2006-A, Class C, 1.13%, 7/15/36 (b)		2,010	1,782,698
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, 1.25%, 6/15/33 (b)		3,968	3,746,101

See Notes to Consolidated Financial Statements.

36	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2004-B, Class A2, 1.05%, 6/15/21 (b)	USD	524	$523,241
Series 2004-B, Class A3, 1.18%, 3/15/24 (b)		18,525	17,487,343
Series 2006-B, Class A4, 0.83%, 3/15/24 (b)		63	62,698
Series 2006-B, Class A5, 0.92%, 12/15/39 (b)		830	766,131
Series 2006-C, Class A4, 0.82%, 3/15/23 (b)		325	323,728
Series 2007-A, Class A2, 0.77%, 9/15/25 (b)		872	866,348
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.76%, 6/16/42 (a)(b)		2,817	2,935,337
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		620	604,152
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		2,095	2,070,146
Series 2013-C, Class A2B, 1.92%, 10/15/31 (a)(b)		500	507,251
SMB Private Education Loan Trust:
Series 2014-A, Class A3, 2.01%, 4/15/32 (a)(b)		2,640	2,653,869
Series 2015-A, Class A2A, 2.49%, 6/15/27 (a)		3,010	3,065,285
Series 2015-A, Class A3, 2.01%, 2/17/32 (a)(b)		5,475	5,503,078
Series 2015-B, Class A2B, 1.71%, 7/15/27 (a)(b)		1,680	1,683,178
Series 2015-B, Class A3, 2.26%, 5/17/32 (a)(b)		9,670	9,863,759
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		3,830	3,752,596
Series 2015-C, Class A2B, 1.92%, 7/15/27 (a)(b)		1,030	1,048,704
Series 2015-C, Class A3, 2.46%, 8/16/32 (a)(b)		2,840	2,946,091
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		2,975	3,031,809
Series 2016-A, Class A2B, 2.01%, 5/15/31 (a)(b)		5,830	5,915,003
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)		3,814	3,822,802
Series 2016-B, Class A2B, 1.94%, 2/17/32 (a)(b)		5,130	5,190,858
SoFi Professional Loan Program LLC:
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		2,812	2,879,531
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)		1,260	1,271,901
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)		1,120	1,119,840
Sorrento Park CLO Ltd., Series 1X, Class E, 5.95%, 11/16/27 (b)	EUR	340	321,218
Sound Point CLO I Ltd., Series 2012-1A, Class B, 3.40%, 10/20/23 (a)(b)	USD	500	500,070
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 2.07%, 1/21/26 (a)(b)		2,385	2,376,580
Sound Point CLO Ltd., Series 2014-3A, Class A, 2.21%, 1/23/27 (a)(b)		6,225	6,224,940
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 2.06%, 10/20/26 (a)(b)		3,560	3,535,912
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.18%, 7/20/28 (a)(b)		5,730	5,751,201
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.14%, 10/20/28 (a)(b)		3,010	3,017,525
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1.32%, 1/25/35 (b)		233	221,275

Asset-Backed Securities		Par (000)	Value
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)	USD	11,080	$11,080,000
Springleaf Funding Trust:
Series 2014-AA, Class B, 3.45%, 12/15/22 (a)		2,335	2,337,192
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		3,952	3,987,206
St. Pauls CLO, Series 4X, Class A1, 1.10%, 4/25/28 (b)	EUR	500	564,195
St. Paul’s CLO VI DAC, Series 6X, Class D, 6.50%, 7/22/29 (b)		980	1,089,880
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (a)	USD	624	607,198
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.82%, 1/25/35 (b)		1,040	960,130
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		914	914,146
SWAY Residential Trust, Series 2014-1, Class A, 1.83%, 1/17/32 (a)(b)		9,907	9,920,278
Symphony CLO XI Ltd., Series 2013-11A, Class B1, 2.88%, 1/17/25 (a)(b)		890	896,319
Symphony CLO XII Ltd.:
Series 2013-12A, Class A, 1.98%, 10/15/25 (a)(b)		3,000	2,988,229
Series 2013-12A, Class C, 3.43%, 10/15/25 (a)(b)		3,655	3,656,042
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.88%, 10/17/26 (a)(b)		6,230	6,230,029
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, 1.83%, 7/15/26 (a)(b)		5,080	5,078,955
TICP CLO I Ltd., Series 2015-1A, Class A, 2.20%, 7/20/27 (a)(b)		1,000	999,936
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.24%, 1/20/27 (a)(b)		4,474	4,472,052
Series 2014-3A, Class B1, 3.05%, 1/20/27 (a)(b)		374	374,030
Tikehau CLO BV, Series 2015-1X, Class E, 4.60%, 8/04/28 (b)	EUR	600	603,991
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.78%, 5/17/32 (a)(b)	USD	1,165	1,162,493
Trimaran CLO VII Ltd., Series 2007-1A, Class A3L, 1.52%, 6/15/21 (a)(b)		540	529,858
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (a)(c)		1,458	1,456,038
Series 2016-2II, Class A, 3.47%, 8/27/36 (a)(c)		7,197	7,197,415
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (a)(c)		8,249	8,264,861
Series 2016-2III, Class A, 3.47%, 8/27/36 (a)(c)		19,400	19,384,159
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (a)(c)		14,227	14,228,146
Series 2016-2IV, Class A, 3.47%, 8/27/36 (a)(c)		11,704	11,703,908
Venture X CLO Ltd., Series 2012-10A, Class C, 3.95%, 7/20/22 (a)(b)		500	500,026
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.28%, 1/15/27 (a)(b)		1,940	1,940,447
Venture XVII CLO Ltd., Series 2014-17A, Class B1, 2.78%, 7/15/26 (a)(b)		1,220	1,219,969

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.13%, 10/15/26 (a)(b)	USD	9,820	$9,811,011
Venture XXI CLO Ltd., Series 2015-21A, Class A, 2.17%, 7/15/27 (a)(b)		2,630	2,630,675
VOLT L LLC, Series 2016-NP10, Class A1, 3.50%, 9/25/19 (a)(c)		13,850	13,850,000
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 4.25%, 4/25/46 (a)(c)		1,535	1,550,833
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.00%, 5/25/46 (a)(c)		4,063	4,097,790
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		18,090	18,193,502
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.75%, 6/25/46 (a)(c)		20,590	20,662,400
VOLT XLVIII LLC, Series 2016-NPL8, Class A1, 3.50%, 7/25/46 (a)(c)		6,876	6,880,954
VOLT XXXV, Series 2016-NPL9, Class A1, 3.50%, 9/25/46 (a)(c)		12,771	12,770,139
Voya CLO Ltd.:
Series 2012-1A, Class A2R, 2.51%, 3/14/22 (a)(b)		3,290	3,290,088
Series 2012-2A, Class BR, 2.63%, 10/15/22 (a)(b)		2,470	2,470,721
Series 2012-3A, Class AR, 2.00%, 10/15/22 (a)(b)		1,700	1,696,962
Series 2013-3A, Class A1, 2.13%, 1/18/26 (a)(b)		7,925	7,920,084
Series 2013-3A, Class A2, 2.48%, 1/18/26 (a)(b)		1,905	1,887,787
Series 2014-4A, Class A1, 2.17%, 10/14/26 (a)(b)		4,740	4,739,782
Series 2016-3A, Class C, 4.71%, 10/18/27 (a)(b)		460	449,926
Voya Investment Management CLO Ltd., Series 2013-2A, Class A1, 1.86%, 4/25/25 (a)(b)		1,815	1,806,244
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.66%, 7/25/37 (a)(b)		2,886	2,515,246
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 0.70%, 9/25/36 (b)		6,214	3,143,203
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 0.68%, 10/25/36 (b)		2,666	2,014,503
World Financial Network Credit Card Master Trust:
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,103,251
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,155,430
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,643,919
Series 2012-D, Class M, 3.09%, 4/17/23		2,725	2,799,990
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		1,543	1,559,127
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.26%, 10/17/26 (a)(b)		12,445	12,483,579
Total Asset-Backed Securities — 13.0%			1,204,976,013

Common Stocks		Shares
Airlines — 0.1%
Delta Air Lines, Inc. (2)		53,126	2,091,039
United Continental Holdings, Inc. (d)(2)		34,394	1,804,653

			3,895,692
Auto Components — 0.0%
BorgWarner, Inc.		64,815	2,280,192

Common Stocks		Shares	Value
Diversified Financial Services — 0.0%
Concrete Investment II SCA — Stapled (e)		12,471	$—
Energy Equipment & Services — 0.0%
Vantage Drilling Co. (d)		311,000	3,695
Metals & Mining — 0.0%
Northern Graphite Corp. (d)		99,612	22,778
Oil, Gas & Consumable Fuels — 0.0%
Concho Resources, Inc. (d)		13,003	1,785,962
Matador Resources Co. (d)(f)		86,132	2,096,453

			3,882,415
Technology Hardware, Storage & Peripherals — 0.0%
Apple Inc.		7,377	833,970
Wireless Telecommunication Services — 0.0%
SoftBank Group Corp.		15,000	972,129
Total Common Stocks — 0.1%			11,890,871

Corporate Bonds		Par (000)
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)	USD	1,372	1,404,342
3.85%, 12/15/25 (a)		890	946,401
4.75%, 10/07/44 (a)		259	286,377
Boeing Co.:
2.35%, 10/30/21		1,552	1,603,370
2.20%, 10/30/22		432	439,074
2.60%, 10/30/25		615	634,368
Lockheed Martin Corp.:
3.10%, 1/15/23		585	616,906
3.55%, 1/15/26		1,596	1,724,618
3.60%, 3/01/35		2,117	2,169,948
4.50%, 5/15/36		632	719,183
4.07%, 12/15/42		2,100	2,249,581
4.70%, 5/15/46		1,837	2,182,578
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		1,254	1,366,860
7.38%, 7/15/39 (a)		150	164,250
6.25%, 1/15/40 (a)		1,890	1,852,200
Northrop Grumman Corp., 3.85%, 4/15/45		2,310	2,396,819
United Technologies Corp.:
1.78%, 5/04/18 (c)		8,656	8,703,175
4.15%, 5/15/45		2,411	2,668,717

			32,128,767
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		2,970	3,407,517
3.90%, 2/01/35		392	403,367
4.10%, 2/01/45		2,759	2,861,031
4.75%, 11/15/45		2,033	2,322,243
4.55%, 4/01/46		3,298	3,663,359
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	110,896
XPO Logistics, Inc., 5.75%, 6/15/21		100	114,330

			12,882,743
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)	USD	3,144	3,175,440
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		8,620	8,835,662

See Notes to Consolidated Financial Statements.

38	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Airlines (continued)
Southwest Airlines Co.:
2.75%, 11/06/19	USD	1,486	$1,532,996
2.65%, 11/05/20		3,015	3,094,162
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		1,829	1,753,546
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		479	489,362

			18,881,168
Auto Components — 0.2%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	875	1,119,949
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	100	112,195
BorgWarner, Inc., 3.38%, 3/15/25	USD	2,992	3,060,562
Delphi Automotive PLC:
4.25%, 1/15/26		3,630	3,954,435
4.40%, 10/01/46		1,845	1,883,489
Faurecia, 3.63%, 6/15/23	EUR	200	229,951
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	117,952
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		125	144,517
Schaeffler Verwaltung Zwei GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (g)		1,050	1,178,882
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (g)		1,800	2,013,467
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (g)		150	167,496
ZF North America Capital, Inc., 2.75%, 4/27/23		100	119,525

			14,102,420
Automobiles — 0.1%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)	USD	6,605	6,744,432
Fiat Chrysler Finance Europe:
6.63%, 3/15/18	EUR	183	221,095
4.75%, 3/22/21		100	122,641
4.75%, 7/15/22		144	176,717
Suzuki Motor Corp.:
0.00%, 3/31/21 (h)(i)	JPY	30,000	323,875
0.00%, 3/31/23 (h)(i)		40,000	438,834

			8,027,594
Banks — 3.7%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	1,025	1,105,670
Banco Espirito Santo SA:
2.63%, 5/08/17 (d)(j)		400	97,957
4.75%, 1/15/18 (d)(j)		2,200	538,761
4.00%, 1/21/19 (d)(j)		6,300	1,542,817
Bank of America Corp.:
2.25%, 4/21/20	USD	7,485	7,536,534
3.30%, 1/11/23		7,777	8,050,501
3.88%, 8/01/25		13,368	14,281,262
4.88%, 4/01/44		901	1,044,194
Bank of Ireland, 4.25%, 6/11/24 (b)	EUR	1,686	1,874,663
Bankia SA, 4.00%, 5/22/24 (b)		4,300	4,790,086
Barclays Bank PLC, 7.63%, 11/21/22	USD	226	250,860
BB&T Corp., 2.45%, 1/15/20		4,200	4,298,003
Branch Banking & Trust Co., 2.30%, 10/15/18		1,855	1,886,554
Citigroup, Inc.:
1.80%, 2/05/18		6,961	6,978,549
2.50%, 9/26/18		8,073	8,201,110
2.50%, 7/29/19		10,612	10,827,954
3.50%, 5/15/23		4,389	4,509,000
3.88%, 3/26/25		4,740	4,891,713
4.13%, 7/25/28		7,648	7,775,171

Corporate Bonds		Par (000)	Value
Banks (continued)
Citizens Bank N.A., 2.30%, 12/03/18	USD	2,754	$2,785,820
Commerzbank AG:
7.75%, 3/16/21	EUR	4,300	5,648,390
4.00%, 3/23/26		1,000	1,118,589
Cooperatieve Rabobank UA, 4.38%, 8/04/25	USD	5,045	5,323,867
Fifth Third Bank, 2.25%, 6/14/21		7,204	7,324,314
HSBC Holdings PLC:
2.65%, 1/05/22		26,189	26,099,879
3.60%, 5/25/23		797	823,138
HSH Nordbank AG:
0.50%, 2/14/17 (b)	EUR	3,140	3,403,880
0.54%, 2/14/17 (b)		1,103	1,195,694
Ibercaja Banco SA, 5.00%, 7/28/25 (b)		100	104,106
ICICI Bank Ltd., 4.00%, 3/18/26	USD	229	237,548
Intesa Sanpaolo SpA:
6.63%, 9/13/23	EUR	2,575	3,388,816
2.86%, 4/23/25		100	109,383
3.93%, 9/15/26		1,790	2,026,917
JPMorgan Chase & Co.:
1.35%, 2/15/17	USD	9,255	9,259,433
2.20%, 10/22/19		3,691	3,748,879
2.75%, 6/23/20		3,909	4,022,568
2.55%, 10/29/20		7,880	8,026,158
3.88%, 9/10/24		8,950	9,422,327
3.90%, 7/15/25		4,236	4,567,755
3.20%, 6/15/26		6,593	6,766,389
4.25%, 10/01/27		3,750	4,023,525
Kasikornbank PCL, 2.38%, 4/06/22		1,000	1,000,000
Lloyds Banking Group PLC, 5.30%, 12/01/45 (a)		947	1,019,436
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/01/26		300	325,391
Mizuho Financial Group, Inc.:
2.27%, 9/13/21		1,250	1,246,616
2.84%, 9/13/26		550	552,526
RHB Bank Bhd, 2.50%, 10/06/21		650	649,057
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		19,834	19,516,517
Santander UK Group Holdings PLC:
2.88%, 8/05/21		37,278	37,262,828
4.75%, 9/15/25 (a)		2,423	2,425,723
Shinhan Bank, 3.88%, 3/24/26		470	497,075
Standard Chartered PLC, 4.05%, 4/12/26		600	620,602
Sumitomo Mitsui Financial Group, Inc., 2.63%, 7/14/26		450	444,198
U.S. Bancorp:
2.95%, 7/15/22		7,244	7,546,727
3.10%, 4/27/26		4,705	4,860,227
2.38%, 7/22/26		9,250	9,135,605
UniCredit SpA:
6.95%, 10/31/22	EUR	200	253,266
5.75%, 10/28/25 (b)		4,820	5,648,896
4.38%, 1/03/27 (b)		200	222,659
United Overseas Bank Ltd.:
3.50%, 9/16/26 (b)	USD	800	823,830
2.88%, 3/08/27 (b)		500	499,175
Vietnam Joint Stock Commercial Bank for Industry and Trade, 8.00%, 5/17/17		200	205,900
Washington Mutual Bank:
0.00%, 5/01/09 (d)(j)		15,095	3,264,294
0.00%, 11/06/09 (d)(j)		11,911	2,575,754
0.00%, 6/16/10 (d)(j)		3,115	673,619
0.00%, 2/04/11 (d)(j)		2,570	555,763
Wells Fargo & Co.:
2.60%, 7/22/20		4,233	4,318,888

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
2.55%, 12/07/20	USD	3,376	$3,442,251
2.10%, 7/26/21		19,710	19,642,474
3.55%, 9/29/25		5,795	6,120,511
3.90%, 5/01/45		4,985	5,128,668
4.90%, 11/17/45		1,903	2,095,224
Woori Bank, 4.75%, 4/30/24		1,800	1,946,983
Yamaguchi Financial Group, Inc., 0.36%, 3/26/20 (b)(h)		400	413,400

			344,842,817
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		11,072	11,425,152
3.30%, 2/01/23		6,425	6,781,645
3.65%, 2/01/26		26,513	28,474,962
4.70%, 2/01/36		2,580	2,966,414
4.90%, 2/01/46		1,792	2,132,088
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		1,513	1,514,384
Molson Coors Brewing Co.:
3.00%, 7/15/26		6,463	6,507,763
5.00%, 5/01/42		1,111	1,286,749
4.20%, 7/15/46		2,303	2,399,590
PepsiCo, Inc., 4.45%, 4/14/46		4,840	5,730,657

			69,219,404
Biotechnology — 0.8%
AbbVie, Inc.:
2.50%, 5/14/20		6,302	6,424,725
2.90%, 11/06/22		5,173	5,304,358
4.50%, 5/14/35		2,860	3,047,948
Amgen, Inc.:
2.13%, 5/01/20		4,058	4,119,722
4.40%, 5/01/45		7,921	8,320,409
4.66%, 6/15/51 (a)		4,799	5,129,157
Biogen, Inc.:
2.90%, 9/15/20		1,721	1,787,350
3.63%, 9/15/22		2,939	3,147,948
4.05%, 9/15/25		2,474	2,693,565
5.20%, 9/15/45		1,945	2,287,816
Celgene Corp.:
2.25%, 5/15/19		3,542	3,602,154
3.25%, 8/15/22		4,371	4,587,644
Gilead Sciences, Inc.:
2.35%, 2/01/20		1,209	1,240,816
2.50%, 9/01/23		3,486	3,522,952
3.65%, 3/01/26		931	1,002,056
4.60%, 9/01/35		1,057	1,162,107
4.80%, 4/01/44		6,729	7,509,665
4.50%, 2/01/45		2,446	2,611,988
4.75%, 3/01/46		2,685	3,000,627

			70,503,007
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		1,285	1,374,950
Capital Markets — 1.9%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		6,780	6,893,334
2.05%, 5/03/21		28,042	28,231,985
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	200	273,551
Credit Suisse AG:
3.00%, 10/29/21	USD	2,841	2,922,747
5.75%, 9/18/25 (b)	EUR	1,530	1,865,289
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20	USD	7,681	7,708,959
4.88%, 5/15/45		2,635	2,783,248

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
Deutsche Bank AG, 4.50%, 5/19/26	EUR	200	$213,694
Goldman Sachs Group, Inc.:
2.63%, 1/31/19	USD	10,208	10,416,519
2.00%, 4/25/19		2,308	2,323,371
2.60%, 4/23/20		5,099	5,182,404
2.75%, 9/15/20		2,492	2,552,620
2.63%, 4/25/21		4,993	5,070,067
2.35%, 11/15/21		14,988	14,953,228
3.50%, 1/23/25		3,983	4,119,155
3.75%, 5/22/25		5,768	6,056,792
4.80%, 7/08/44		1,798	2,022,227
4.75%, 10/21/45		1,231	1,381,493
Jefferies Group LLC, 6.50%, 1/20/43		1,239	1,293,142
Morgan Stanley:
2.80%, 6/16/20		8,614	8,836,827
3.75%, 2/25/23		5,956	6,325,820
3.70%, 10/23/24		6,314	6,662,261
4.00%, 7/23/25		11,093	11,928,957
3.88%, 1/27/26		2,070	2,197,682
State Street Corp., 2.65%, 5/19/26		9,906	10,018,671
UBS AG, 4.75%, 5/22/23 (b)		625	636,594
UBS Group Funding Jersey Ltd.:
2.65%, 2/01/22 (a)		18,676	18,641,244
4.13%, 9/24/25 (a)		2,534	2,655,604

			174,167,485
Chemicals — 0.3%
Agrium, Inc., 4.13%, 3/15/35		2,135	2,098,835
Air Liquide Finance SA:
2.50%, 9/27/26 (a)		3,361	3,379,791
3.50%, 9/27/46 (a)		1,261	1,275,931
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	110,606
CF Industries, Inc.:
3.45%, 6/01/23	USD	2,140	2,156,095
5.38%, 3/15/44		3,456	3,412,195
Dow Chemical Co.:
4.38%, 11/15/42		1,370	1,394,655
4.63%, 10/01/44		2,072	2,195,365
Eastman Chemical Co., 4.80%, 9/01/42		2,205	2,260,379
Ecolab, Inc., 2.25%, 1/12/20		2,950	3,005,197
Huntsman International LLC, 5.13%, 4/15/21	EUR	200	234,521
INEOS Finance PLC, 4.00%, 5/01/23		3,340	3,757,261
INOVYN Finance PLC, 6.25%, 5/15/21		100	116,172
Kansai Paint Co Ltd., 0.00%, 6/17/22 (h)(i)	JPY	30,000	308,195
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	100	112,623
Monsanto Co., 3.60%, 7/15/42	USD	2,845	2,557,405
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	291	305,759
Sherwin-Williams Co., 4.00%, 12/15/42	USD	971	954,386
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	117,952

			29,753,323
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)	USD	6,335	6,414,187
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	200	228,940
Bilbao Luxembourg SA, 11.06% (10.50% Cash or 11.25% PIK), 12/01/18 (g)		856	959,190
Republic Services, Inc., 3.20%, 3/15/25	USD	4,801	5,024,933
Transfield Services Ltd., 8.38%, 5/15/20 (a)		200	213,000
Verisure Holding AB, 6.00%, 11/01/22	EUR	150	181,562
Waste Management, Inc.:
3.13%, 3/01/25	USD	2,270	2,381,534
3.90%, 3/01/35		2,526	2,693,330

See Notes to Consolidated Financial Statements.

40	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Yestar International Holdings Co. Ltd., 6.90%, 9/15/21	USD	550	$570,200

			18,666,876
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		1,299	1,323,278
4.85%, 4/27/35		3,635	3,992,953
5.05%, 4/27/45		1,470	1,683,544
Juniper Networks, Inc., 3.30%, 6/15/20		2,728	2,828,685

			9,828,460
Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 7/03/17	CNH	768	92,228
GS Engineering & Construction Corp., 4.50%, 7/21/21 (h)	USD	400	406,002
Kandenko Co. Ltd., 0.00%, 3/31/21 (h)(i)	JPY	30,000	318,254
Novafives SAS, 4.50%, 6/30/21	EUR	100	98,125
Xi’an Municipal Infrastructure Construction Investment Group Co. Ltd., 2.80%, 9/13/19	USD	550	554,281

			1,468,890
Construction Materials — 0.1%
Cemex Finance LLC:
9.38%, 10/12/22 (a)		1,108	1,214,645
4.63%, 6/15/24	EUR	100	114,970
Dry Mix Solutions Investissements SAS, 5.50%, 3/15/23 (b)		100	114,301
HeidelbergCement AG, 2.25%, 3/30/23		75	88,623
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (a)	USD	6,995	7,227,584

			8,760,123
Consumer Finance — 1.8%
American Express Credit Corp.:
1.13%, 6/05/17		10,032	10,027,034
2.25%, 8/15/19		6,261	6,388,812
Capital One Bank USA N.A., 2.30%, 6/05/19		1,000	1,011,591
Capital One Financial Corp.:
4.75%, 7/15/21		160	178,047
3.75%, 7/28/26		23,423	23,506,011
Capital One N.A., 2.40%, 9/05/19		650	660,280
Discover Bank, 3.45%, 7/27/26		4,992	5,021,148
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		24,350	24,372,889
2.15%, 1/09/18		5,342	5,369,837
2.02%, 5/03/19		17,298	17,331,748
3.34%, 3/18/21		12,423	12,781,230
4.25%, 9/20/22		4,430	4,793,393
General Motors Financial Co., Inc.:
2.63%, 7/10/17		6,640	6,692,675
4.75%, 8/15/17		4,115	4,226,294
3.10%, 1/15/19		1,546	1,575,881
3.70%, 11/24/20		4,313	4,488,246
3.20%, 7/06/21		15,382	15,570,906
3.45%, 4/10/22		3,344	3,391,843
4.00%, 1/15/25		6,362	6,422,095
Synchrony Financial:
2.60%, 1/15/19		3,356	3,395,530
2.70%, 2/03/20		1,986	2,010,891
4.50%, 7/23/25		4,007	4,234,405
Toyota Motor Credit Corp., 2.75%, 5/17/21		6,048	6,314,287

			169,765,073

Corporate Bonds		Par (000)	Value
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 1/15/22	EUR	100	$114,603
4.13%, 5/15/23		100	115,144
6.75%, 5/15/24		175	205,679
Ball Corp., 4.38%, 12/15/23		100	125,254
Crown European Holdings SA:
4.00%, 7/15/22		147	179,995
3.38%, 5/15/25		159	182,525
International Paper Co.:
3.65%, 6/15/24	USD	2,748	2,890,410
4.80%, 6/15/44		1,913	2,019,215
ProGroup AG, 5.13%, 5/01/22	EUR	190	227,311
Sealed Air Corp., 4.50%, 9/15/23		142	175,722
Verallia Packaging SASU, 5.13%, 8/01/22		175	206,171

			6,442,029
Distributors — 0.0%
LKQ Italia Bondco SpA, 3.88%, 4/01/24		100	119,637
Diversified Consumer Services — 0.1%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	200	270,894
Massachusetts Institute of Technology:
3.96%, 7/01/38	USD	1,385	1,583,753
3.89%, 7/01/99		2,749	2,737,210
University of Southern California, 3.03%, 10/01/39		5,336	5,285,932
Wesleyan University, 4.78%, 7/01/16		2,607	2,790,689

			12,668,478
Diversified Financial Services — 0.9%
Altice Financing SA, 5.25%, 2/15/23	EUR	242	281,775
Annington Finance No. 4 PLC, 1.47%, 1/10/23 (b)	GBP	1	787
APT Pipelines Ltd.:
3.88%, 10/11/22	USD	211	218,723
4.20%, 3/23/25		687	709,808
Berkshire Hathaway, Inc., 3.13%, 3/15/26		10,475	11,009,853
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43 (k)		2,319	2,740,854
BP Capital Markets PLC, 2.24%, 5/10/19		8,103	8,232,381
BPE Financiaciones SA, 2.00%, 2/03/20	EUR	4,000	4,575,697
CNH Industrial Finance Europe SA, 2.88%, 5/17/23		250	287,088
eircom Finance DAC, 4.50%, 5/31/22		100	113,994
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	425	561,052
GE Capital International Funding Co., 3.37%, 11/15/25	USD	10,328	11,175,072
General Electric Co.:
3.15%, 9/07/22		1,614	1,715,835
3.10%, 1/09/23		2,347	2,493,380
Goodman Australia Industrial Fund Bond Issuer Pty Ltd., 3.40%, 9/30/26		510	512,644
Hanrui Overseas Investment Co. Ltd., 4.90%, 6/28/19		700	683,030
HT Global IT Solutions Holdings Ltd., 7.00%, 7/14/21		600	629,727
Iceland Bondco PLC, 6.75%, 7/15/24	GBP	400	476,981
Intercontinental Exchange, Inc.:
2.75%, 12/01/20	USD	2,129	2,214,160
3.75%, 12/01/25		1,363	1,475,319
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	100	130,010
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (g)	EUR	1,757	2,034,886
Moody’s Corp., 4.50%, 9/01/22	USD	3,239	3,606,487

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Santander Issuances SAU, 3.25%, 4/04/26	EUR	1,100	$1,261,111
Shell International Finance BV:
2.13%, 5/11/20	USD	9,462	9,604,782
4.13%, 5/11/35		7,018	7,527,500
3.63%, 8/21/42		2,135	2,064,252
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	100	115,228
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	369	495,614
5.50%, 1/15/25		1,530	2,042,592
4.88%, 1/15/27		1,463	1,899,102
6.25%, 3/28/29		1,134	1,570,877
Woodside Finance Ltd., 3.65%, 3/05/25 (a)	USD	562	566,682

			83,027,283
Diversified Telecommunication Services — 1.4%
AT&T Inc.:
2.38%, 11/27/18		3,181	3,240,892
2.30%, 3/11/19		3,858	3,922,760
2.45%, 6/30/20		7,861	8,006,232
4.60%, 2/15/21		10,051	11,026,399
3.88%, 8/15/21		4,529	4,888,784
3.00%, 6/30/22		12,219	12,562,452
3.40%, 5/15/25		8,503	8,736,050
6.38%, 3/01/41		1,994	2,498,494
4.30%, 12/15/42		1,640	1,617,606
4.75%, 5/15/46		1,887	1,974,661
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		1,071	1,164,225
Cellnex Telecom SA, 2.38%, 1/16/24	EUR	100	115,131
OTE PLC, 3.50%, 7/09/20		200	226,828
Proven Honour Capital Ltd.:
4.13%, 5/19/25	USD	2,100	2,232,821
4.13%, 5/06/26		700	736,064
Telecom Italia Capital SA:
6.38%, 11/15/33		709	721,407
6.00%, 9/30/34		595	589,199
Telecom Italia Finance SA:
6.13%, 11/15/16 (h)	EUR	600	659,590
7.75%, 1/24/33		885	1,326,222
Telecom Italia SpA:
4.50%, 1/25/21		100	125,816
3.25%, 1/16/23		940	1,120,790
3.63%, 1/19/24		700	833,994
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		100	118,954
6.75%, 8/15/24		200	247,700
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		100	117,952
Verizon Communications, Inc.:
2.63%, 2/21/20	USD	8,455	8,695,207
3.45%, 3/15/21		10,544	11,234,516
2.63%, 8/15/26		8,058	7,908,685
5.05%, 3/15/34		2,196	2,468,245
4.40%, 11/01/34		9,689	10,252,299
3.85%, 11/01/42		6,499	6,185,859
4.13%, 8/15/46		2,462	2,462,680
4.86%, 8/21/46		11,057	12,384,537
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	300	340,798
7.00%, 4/23/21		100	117,250
7.38%, 4/23/21 (a)	USD	1,500	1,567,500
Ziggo Bond Finance BV, 4.63%, 1/15/25	EUR	255	286,312

			132,714,911

Corporate Bonds		Par (000)	Value
Electric Utilities — 1.5%
1MDB Energy Ltd., 5.99%, 5/11/22	USD	2,000	$2,232,696
Adani Transmission Ltd., 4.00%, 8/03/26		400	402,194
Alabama Power Co., 2.80%, 4/01/25		852	883,543
Baltimore Gas & Electric Co., 3.50%, 8/15/46		2,327	2,326,570
Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (h)(i)	JPY	20,000	199,300
0.00%, 3/25/20 (h)(i)		10,000	99,477
Commonwealth Edison Co., 4.70%, 1/15/44	USD	2,910	3,469,800
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	116,818
Duke Energy Carolinas LLC:
4.25%, 12/15/41	USD	2,490	2,766,221
3.75%, 6/01/45		2,111	2,202,012
Duke Energy Corp.:
3.05%, 8/15/22		243	254,017
3.75%, 4/15/24		3,025	3,266,646
2.65%, 9/01/26		2,594	2,545,407
4.80%, 12/15/45		2,775	3,150,394
3.75%, 9/01/46		1,670	1,619,523
Duke Energy Florida LLC, 3.85%, 11/15/42		2,111	2,202,710
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		4,838	4,890,918
2.70%, 6/15/21 (a)		7,299	7,469,483
3.55%, 6/15/26 (a)		4,605	4,772,622
Entergy Arkansas, Inc., 3.70%, 6/01/24		6,698	7,282,273
Entergy Corp., 2.95%, 9/01/26		7,823	7,835,736
Exelon Corp.:
2.85%, 6/15/20		6,160	6,387,218
2.45%, 4/15/21		1,306	1,332,077
Florida Power & Light Co., 3.80%, 12/15/42		1,591	1,718,439
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (a)		1,020	1,063,350
Northern States Power Co., 3.60%, 5/15/46		7,877	8,244,320
PacifiCorp:
3.60%, 4/01/24		9,368	10,204,122
3.35%, 7/01/25		5,788	6,231,401
Progress Energy, Inc., 4.88%, 12/01/19		810	887,197
Public Service Co. of Colorado, 2.50%, 3/15/23		4,114	4,192,318
Puget Sound Energy, Inc., 4.30%, 5/20/45		4,431	5,099,323
Southern California Edison Co., 1.25%, 11/01/17		1,306	1,308,803
Southern Co., 3.25%, 7/01/26		19,609	20,309,924
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (h)(i)	JPY	10,000	99,132
0.00%, 12/03/20 (h)(i)		20,000	198,708
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)	USD	6,547	6,980,235
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	616	730,891

			134,975,818
Electrical Equipment — 0.0%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	35	35,104
Rapid Holding GmbH, 6.63%, 11/15/20	EUR	100	116,829
Rockwell Automation, Inc., 2.88%, 3/01/25	USD	3,443	3,561,708
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	305	351,244

			4,064,885
Electronic Equipment, Instruments & Components — 0.0%
Foxconn Far East Ltd., 2.25%, 9/23/21	USD	1,250	1,246,349
TPK Holding Co. Ltd., 0.00%, 4/08/20 (h)(i)		500	457,500

			1,703,849

See Notes to Consolidated Financial Statements.

42	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25	USD	6,000	$6,203,166
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		5,877	6,128,148
Transocean, Inc., 6.80%, 3/15/38		673	440,815

			12,772,129
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
3.30%, 2/15/21		2,758	2,883,169
3.45%, 9/15/21		2,787	2,933,198
2.25%, 1/15/22		26,087	26,033,756
3.50%, 1/31/23		783	816,721
5.00%, 2/15/24		785	889,156
4.40%, 2/15/26		541	592,545
3.38%, 10/15/26		5,542	5,617,465
AvalonBay Communities, Inc., 3.50%, 11/15/25		485	506,831
Cromwell SPV Finance Property Ltd., 2.00%, 2/04/20 (h)	EUR	800	903,178
Crown Castle International Corp.:
3.40%, 2/15/21	USD	1,628	1,703,774
2.25%, 9/01/21		5,986	5,981,151
3.70%, 6/15/26		1,252	1,306,337
ERP Operating LP, 3.38%, 6/01/25		2,090	2,181,532
Goodman Funding Property Ltd., 6.00%, 3/22/22		500	581,255
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		1,662	1,670,744
Prologis LP, 3.75%, 11/01/25		800	860,688
Simon Property Group LP:
2.50%, 7/15/21		1,649	1,692,763
3.38%, 10/01/24		3,162	3,358,006
4.25%, 10/01/44		2,545	2,773,376
Suntec Real Estate Investment Trust, 1.75%, 9/05/21 (h)	SGD	750	544,519

			63,830,164
Food & Staples Retailing — 0.3%
Casino Guichard Perrachon SA:
3.31%, 1/25/23	EUR	300	373,109
3.25%, 3/07/24		100	121,542
2.33%, 2/07/25		2,000	2,278,370
CVS Health Corp.:
4.00%, 12/05/23	USD	3,170	3,491,584
5.30%, 12/05/43		1,855	2,300,122
Sysco Corp., 4.50%, 4/01/46		1,608	1,753,371
Tesco PLC:
5.00%, 3/24/23	GBP	256	363,194
6.00%, 12/14/29		100	149,764
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44	USD	9,857	10,865,874
4.65%, 6/01/46		267	289,466
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		2,800	2,907,246
4.00%, 4/11/43		2,020	2,252,809

			27,146,451
Food Products — 0.1%
Arcor SAIC, 6.00%, 7/06/23 (a)		214	227,910
CP Foods Holdings Ltd., 0.50%, 9/22/21 (h)		800	800,000
Kraft Heinz Foods Co.:
3.00%, 6/01/26		4,502	4,537,917
6.88%, 1/26/39		1,260	1,748,932
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (a)		1,099	1,125,925
Minerva Luxembourg SA, 6.50%, 9/20/26 (a)		858	842,985

Corporate Bonds		Par (000)	Value
Food Products (continued)
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	200	$229,637

			9,513,306
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, 2.55%, 3/15/22	USD	6,678	6,861,839
Becton Dickinson and Co.:
1.45%, 5/15/17		3,756	3,762,205
1.80%, 12/15/17		1,530	1,536,965
2.68%, 12/15/19		5,222	5,392,812
3.13%, 11/08/21		2,674	2,810,444
4.69%, 12/15/44		703	801,759
Boston Scientific Corp.:
2.65%, 10/01/18		3,738	3,823,570
2.85%, 5/15/20		4,165	4,292,566
3.85%, 5/15/25		4,671	4,970,322
Medtronic, Inc.:
2.50%, 3/15/20		3,561	3,683,114
3.13%, 3/15/22		3,261	3,453,895
3.63%, 3/15/24		8,093	8,802,198
4.63%, 3/15/44		3,245	3,795,462
4.63%, 3/15/45		3,768	4,427,355
Nipro Corp., 0.00%, 1/29/21 (h)(i)	JPY	10,000	108,007
St. Jude Medical, Inc.:
2.80%, 9/15/20	USD	2,980	3,071,793
3.88%, 9/15/25		952	1,014,659
Stryker Corp.:
3.38%, 11/01/25		1,370	1,436,934
3.50%, 3/15/26		2,693	2,852,816
4.63%, 3/15/46		2,325	2,607,799
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		1,625	1,674,801
4.25%, 8/15/35		3,827	3,883,647

			75,064,962
Health Care Providers & Services — 1.2%
Aetna, Inc.:
2.40%, 6/15/21		8,985	9,089,037
3.20%, 6/15/26		7,860	7,991,459
4.50%, 5/15/42		2,824	3,089,289
4.13%, 11/15/42		1,329	1,371,103
AmerisourceBergen Corp.:
1.15%, 5/15/17		5,031	5,027,775
3.25%, 3/01/25		1,185	1,252,518
4.25%, 3/01/45		1,185	1,283,401
Anthem, Inc.:
1.88%, 1/15/18		9,949	9,996,875
2.30%, 7/15/18		14,113	14,297,739
3.30%, 1/15/23		6,719	7,041,512
4.65%, 8/15/44		1,902	2,074,665
Baylor Scott & White Holdings, 4.19%, 11/15/45		1,525	1,673,074
Catholic Health Initiatives, 4.35%, 11/01/42		1,075	1,065,886
Cigna Corp., 3.25%, 4/15/25		7,074	7,293,626
Dignity Health, 5.27%, 11/01/64		1,081	1,288,391
Ephios Holdco II PLC, 8.25%, 7/01/23	EUR	800	957,099
Express Scripts Holding Co.:
1.25%, 6/02/17	USD	4,006	4,007,134
3.90%, 2/15/22		2,292	2,473,073
IDH Finance PLC, 6.25%, 8/15/22	GBP	150	189,678
Laboratory Corp. of America Holdings, 2.63%, 2/01/20	USD	2,946	3,001,665
New York & Presbyterian Hospital, 3.56%, 8/01/36		1,321	1,387,888
Northwell Healthcare, Inc., 3.98%, 11/01/46		3,352	3,389,908
Ochsner Clinic Foundation, 5.90%, 5/15/45		1,305	1,706,003

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Providence St. Joseph Health Obligated Group, 3.74%, 10/01/47	USD	1,565	$1,605,241
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		1,250	1,521,477
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	100	118,851
UnitedHealth Group, Inc.:
2.70%, 7/15/20	USD	1,721	1,788,188
2.88%, 12/15/21		3,138	3,306,787
3.35%, 7/15/22		1,701	1,826,552
4.63%, 7/15/35		689	800,115
3.95%, 10/15/42		4,264	4,530,423
Voyage Care Bondco PLC, 11.00%, 2/01/19	GBP	1,800	2,298,295

			108,744,727
Hotels, Restaurants & Leisure — 0.2%
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	125	147,160
5.88%, 5/15/23		100	116,689
Codere Finance 2 Luxembourg SA:
9.00% (3.50% Cash and 5.50% PIK), 6/30/21 (a)(g)		57	58,354
9.00% (3.50% Cash and 5.50% PIK), 6/30/21 (g)	USD	27	27,291
Gala Electric Casinos PLC, 11.50%, 6/01/19	GBP	108	144,776
Gala Group Finance PLC, 8.88%, 9/01/18		70	93,530
International Game Technology PLC:
6.25%, 2/15/22 (a)	USD	200	212,000
4.75%, 2/15/23	EUR	100	120,789
McDonald’s Corp.:
2.75%, 12/09/20	USD	1,193	1,237,927
3.70%, 1/30/26		1,144	1,230,769
4.70%, 12/09/35		853	966,069
4.60%, 5/26/45		1,081	1,212,999
4.88%, 12/09/45		1,005	1,166,373
NH Hotel Group SA, 3.75%, 10/01/23	EUR	100	113,240
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	800	1,009,694
PortAventura Entertainment Barcelona BV:
5.33%, 12/01/19 (b)	EUR	400	450,690
7.25%, 12/01/20		400	466,153
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22	GBP	1,592	1,977,475
Series A7, 5.27%, 3/30/24		824	969,281
Punch Taverns Finance PLC:
0.53%, 7/15/21 (b)		142	168,475
Series M3, 6.03%, 10/15/27 (a)(b)		1,055	1,162,355
REXLot Holdings Ltd., 4.50%, 4/17/19 (d)(h)(j)	HKD	3,542	342,487
Schumann SpA, 7.00%, 7/31/23	EUR	100	111,182
Snai SpA, 7.63%, 6/15/18		100	114,582
Unique Pub Finance Co. PLC:
Series M, 7.40%, 3/28/24	GBP	1,150	1,503,309
Series A4, 5.66%, 6/30/27		3,139	4,243,510
Series N, 6.46%, 3/30/32		1,473	1,623,187
Vougeot Bidco PLC, 7.88%, 7/15/20		200	269,079

			21,259,425
Household Durables — 0.2%
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	1,017	894,960
Newell Brands, Inc.:
2.88%, 12/01/19		6,986	7,172,212
4.20%, 4/01/26		12,977	14,133,355

			22,200,527
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		7,287	7,427,617

Corporate Bonds		Par (000)	Value
Household Products (continued)
2.65%, 3/01/25	USD	1,546	$1,606,591
2.75%, 2/15/26		2,245	2,332,243
Unicharm Corp., 0.00%, 9/25/20 (h)(i)	JPY	20,000	240,619

			11,607,070
Independent Power and Renewable Electricity Producers — 0.0%
AES Gener SA, 5.00%, 7/14/25 (a)	USD	1,383	1,434,091
AES Panama SRL, 6.00%, 6/25/22 (a)		527	552,033
Greenko Dutch BV, 8.00%, 8/01/19		200	214,051

			2,200,175
Industrial Conglomerates — 0.3%
Eaton Corp., 2.75%, 11/02/22		19,769	20,436,006
General Electric Co., 4.50%, 3/11/44		8,268	9,518,370

			29,954,376
Insurance — 1.3%
Aflac, Inc., 3.63%, 6/15/23		2,069	2,224,992
AIA Group Ltd., 3.20%, 3/11/25		750	765,386
Allstate Corp., 3.15%, 6/15/23		2,343	2,483,608
American International Group, Inc.:
3.38%, 8/15/20		4,216	4,448,786
3.75%, 7/10/25		2,831	2,969,283
3.90%, 4/01/26		25,384	26,854,825
3.88%, 1/15/35		2,099	2,058,204
4.50%, 7/16/44		2,823	2,875,629
4.38%, 1/15/55		1,911	1,806,033
Aon PLC, 4.75%, 5/15/45		4,012	4,349,120
Assicurazioni Generali SpA, 5.50%, 10/27/47 (b)	EUR	100	116,548
BNP Paribas Cardif SA, 4.03% (b)(l)		800	891,774
Credit Agricole Assurances SA:
4.25% (b)(l)		1,100	1,214,388
4.50% (b)(l)		100	110,802
Lincoln National Corp., 3.35%, 3/09/25	USD	1,219	1,245,680
Loews Corp., 2.63%, 5/15/23		2,343	2,364,687
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		672	726,359
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		5,857	5,988,870
MetLife, Inc., 4.05%, 3/01/45		5,016	4,975,471
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		24,105	24,130,310
2.30%, 4/10/19 (a)		11,289	11,507,611
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	125	160,774
Prudential Financial, Inc., 4.60%, 5/15/44	USD	5,738	6,128,000
QBE Insurance Group Ltd., 5.88%, 6/17/46 (b)		450	475,003
Sunshine Life Insurance Corp. Ltd., 4.50%, 4/20/26		600	638,215
Travelers Cos., Inc., 4.60%, 8/01/43		3,289	3,924,004
Union Life Insurance Co. Ltd., 3.00%, 9/19/21		1,500	1,472,119
XLIT Ltd., 2.30%, 12/15/18		3,195	3,232,973

			120,139,454
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		5,173	5,367,381
Ctrip.com International Ltd., 1.25%, 9/15/22 (a)(h)		400	401,750

			5,769,131
Internet Software & Services — 0.0%
United Group BV, 7.88%, 11/15/20	EUR	475	554,938
IT Services — 0.8%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	USD	495	525,032

See Notes to Consolidated Financial Statements.

44	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
IT Services (continued)
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)	USD	7,345	$7,483,696
3.60%, 10/15/20 (a)		6,500	6,819,949
International Business Machines Corp., 3.45%, 2/19/26		23,299	25,194,700
MasterCard, Inc., 3.38%, 4/01/24		4,708	5,075,502
Rolta Americas LLC, 8.88%, 7/24/19 (d)(j)		200	22,000
Total System Services, Inc., 4.80%, 4/01/26		8,040	8,902,949
Transcosmos, Inc., 0.00%, 12/22/20 (h)(i)	JPY	40,000	400,868
Visa, Inc.:
2.80%, 12/14/22	USD	6,996	7,334,131
3.15%, 12/14/25		5,666	5,985,171
4.15%, 12/14/35		1,919	2,172,130

			69,916,128
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		3,287	3,444,556
3.65%, 12/15/25		1,079	1,139,816
2.95%, 9/19/26		7,837	7,777,611

			12,361,983
Machinery — 0.1%
CRRC Corp Ltd., 0.00%, 2/05/21 (h)(i)		1,250	1,300,000
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	300	313,416
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20	USD	3,162	3,222,246
4.65%, 11/01/44		598	652,466
John Deere Capital Corp., 3.35%, 6/12/24		5,867	6,294,552
Schaeffler Holding Finance BV, 5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (g)	EUR	393	481,742

			12,264,422
Marine — 0.0%
Onorato Armatori SpA, 7.75%, 2/15/23		100	108,404
Media — 2.0%
21st Century Fox America, Inc.:
3.70%, 9/15/24	USD	2,097	2,265,016
3.70%, 10/15/25		986	1,067,943
4.75%, 9/15/44		1,468	1,607,648
4.95%, 10/15/45		425	481,800
Altice Luxembourg SA:
7.25%, 5/15/22	EUR	150	177,603
6.25%, 2/15/25		173	195,050
CBS Corp., 2.30%, 8/15/19	USD	4,291	4,349,757
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20 (a)		4,765	4,980,368
4.46%, 7/23/22 (a)		9,859	10,638,472
4.91%, 7/23/25 (a)		6,597	7,276,854
6.38%, 10/23/35 (a)		4,126	4,859,520
6.48%, 10/23/45 (a)		5,995	7,249,885
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		5,914	6,157,953
Comcast Corp.:
2.75%, 3/01/23		15,055	15,599,856
3.38%, 8/15/25		5,533	5,945,961
3.15%, 3/01/26		8,989	9,492,995
4.25%, 1/15/33		1,265	1,405,005
4.40%, 8/15/35		5,694	6,449,286
4.60%, 8/15/45		1,887	2,179,398
3.40%, 7/15/46		4,293	4,173,234
Cox Communications, Inc., 3.35%, 9/15/26 (a)		3,206	3,231,818
Discovery Communications LLC:
3.45%, 3/15/25		2,326	2,299,300

Corporate Bonds		Par (000)	Value
Media (continued)
4.90%, 3/11/26	USD	9,879	$10,733,346
4.88%, 4/01/43		8,408	8,001,675
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		2,564	2,739,903
3.75%, 2/15/23		1,814	1,894,917
Kakao Corp., 0.00%, 5/11/21 (h)(i)	KRW	400,000	369,546
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	2,786	3,484,886
NBCUniversal Media LLC, 4.45%, 1/15/43	USD	3,047	3,426,391
Omnicom Group, Inc., 3.65%, 11/01/24		1,543	1,639,666
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		2,774	2,848,041
SFR Group SA:
5.38%, 5/15/22	EUR	190	220,374
5.63%, 5/15/24		207	239,976
Time Warner Cable LLC:
5.00%, 2/01/20	USD	2,900	3,143,591
4.13%, 2/15/21		5,862	6,222,220
4.00%, 9/01/21		911	966,861
5.50%, 9/01/41		2,025	2,161,497
4.50%, 9/15/42		314	299,637
Time Warner, Inc.:
2.10%, 6/01/19		9,144	9,281,178
3.60%, 7/15/25		2,168	2,306,110
4.65%, 6/01/44		3,643	3,944,757
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 4/15/23	EUR	80	95,126
4.00%, 1/15/25		1,944	2,243,858
4.63%, 2/15/26		600	714,454
3.50%, 1/15/27		700	774,554
6.25%, 1/15/29		170	212,674
UPCB Finance IV Ltd., 4.00%, 1/15/27		200	222,424
Viacom, Inc.:
2.75%, 12/15/19	USD	3,111	3,160,045
4.50%, 3/01/21		3,389	3,686,408
2.25%, 2/04/22		6,013	5,984,859
3.45%, 10/04/26		2,166	2,164,809
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	1,300	1,688,777

			186,957,282
Metals & Mining — 0.2%
Anglo American Capital PLC:
2.75%, 6/07/19	EUR	100	115,926
1.50%, 4/01/20		100	110,067
3.50%, 3/28/22		100	114,941
3.25%, 4/03/23		100	111,496
APERAM, 0.63%, 7/08/21 (h)	USD	1,000	1,233,100
Barrick Gold Corp.:
4.10%, 5/01/23		4,560	4,917,591
5.25%, 4/01/42		5,990	6,568,694
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (h)	HKD	4,588	473,259
Constellium NV, 7.88%, 4/01/21 (a)	USD	257	274,348
Glencore Finance Europe SA, 3.38%, 9/30/20	EUR	100	121,530
Newmont Mining Corp., 4.88%, 3/15/42	USD	1,600	1,685,904
Nucor Corp., 5.20%, 8/01/43		1,640	1,869,905
Outokumpu OYJ, 7.25%, 6/16/21	EUR	100	119,610
Rio Tinto Finance USA PLC, 4.13%, 8/21/42 (k)	USD	460	472,905
Steel Dynamics, Inc., 6.38%, 8/15/22		1,345	1,415,613
Vedanta Resources PLC:
6.00%, 1/31/19		775	767,250
8.25%, 6/07/21		970	979,700

			21,351,839

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Multiline Retail — 0.1%
Enterprise Funding Ltd., 3.50%, 9/10/20 (h)	GBP	300	$302,014
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34	USD	2,664	2,501,632
Maoye International Holdings Ltd., 7.75%, 5/19/17		405	401,963
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	1,280	1,528,893
Takashimaya Co. Ltd., 0.00%, 12/11/18 (h)(i)	JPY	30,000	295,104
Target Corp.:
3.50%, 7/01/24	USD	1,756	1,919,935
4.00%, 7/01/42		2,364	2,574,824

			9,524,365
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		2,045	2,094,714
3.50%, 2/01/25		2,049	2,198,559
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		1,838	2,179,765
CMS Energy Corp., 3.88%, 3/01/24		6,478	7,068,580
Consumers Energy Co., 3.95%, 5/15/43		1,730	1,905,704
Dominion Resources, Inc., 2.50%, 12/01/19		4,927	5,045,972
DTE Electric Co., 3.95%, 6/15/42		2,111	2,304,260
DTE Energy Co.:
2.40%, 12/01/19		1,502	1,531,915
3.50%, 6/01/24		5,649	6,017,445
2.85%, 10/01/26		23,170	23,116,243
NiSource Finance Corp., 3.85%, 2/15/23		3,599	3,852,517
Pacific Gas & Electric Co.:
4.75%, 2/15/44		2,305	2,750,780
4.30%, 3/15/45		1,509	1,692,540
PG&E Corp., 2.40%, 3/01/19		3,154	3,215,317
Sempra Energy, 2.88%, 10/01/22		1,766	1,825,673
Virginia Electric & Power Co.:
3.45%, 2/15/24		3,217	3,483,004
4.45%, 2/15/44		1,674	1,915,858
4.20%, 5/15/45		2,462	2,746,467

			74,945,313
Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		2,217	2,742,717
4.50%, 7/15/44		2,215	2,032,258
Apache Corp.:
4.75%, 4/15/43		2,352	2,403,182
4.25%, 1/15/44		3,430	3,331,967
Berau Capital Resources Pte. Ltd., 12.50%, 7/08/15 (d)(j)		1,800	409,500
Chevron Corp.:
2.19%, 11/15/19		1,569	1,600,713
1.96%, 3/03/20		8,352	8,468,093
ConocoPhillips Co., 4.95%, 3/15/26		5,500	6,199,419
CONSOL Energy, Inc., 5.88%, 4/15/22		2,440	2,244,800
Continental Resources, Inc.:
3.80%, 6/01/24		2,254	2,062,410
4.90%, 6/01/44		2,585	2,171,400
DEA Finance SA, 7.50%, 10/15/22	EUR	925	1,039,104
Devon Energy Corp.:
5.85%, 12/15/25	USD	3,188	3,587,708
5.00%, 6/15/45		3,690	3,589,761
Energy Transfer Partners LP:
4.75%, 1/15/26		6,060	6,260,895
5.15%, 3/15/45		4,134	3,829,250
Enterprise Products Operating LLC:
3.90%, 2/15/24		2,635	2,756,044
3.70%, 2/15/26		6,376	6,563,518
4.45%, 2/15/43		4,014	3,931,051

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.10%, 2/15/45	USD	1,248	$1,342,179
4.90%, 5/15/46		1,992	2,093,622
EOG Resources, Inc.:
4.15%, 1/15/26		2,601	2,840,843
3.90%, 4/01/35		1,670	1,665,142
Exxon Mobil Corp.:
1.82%, 3/15/19		7,393	7,486,455
4.11%, 3/01/46		4,075	4,555,006
GNL Quintero SA:
4.63%, 7/31/29 (a)		932	978,600
4.63%, 7/31/29		501	526,050
Hess Corp., 5.60%, 2/15/41		3,980	3,967,109
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		12,179	12,575,390
3.95%, 9/01/22		2,176	2,273,191
5.63%, 9/01/41		850	843,137
4.70%, 11/01/42		3,488	3,217,572
Kinder Morgan, Inc.:
3.05%, 12/01/19		1,411	1,441,846
5.55%, 6/01/45		2,255	2,313,384
5.05%, 2/15/46		3,690	3,513,780
Marathon Petroleum Corp., 4.75%, 9/15/44		1,852	1,658,136
Noble Energy, Inc., 5.05%, 11/15/44		5,970	5,894,121
Occidental Petroleum Corp., 3.40%, 4/15/26		4,110	4,336,083
Petro-Canada, 6.80%, 5/15/38 (m)		2,780	3,650,332
Phillips 66, 4.88%, 11/15/44		1,973	2,191,784
Pioneer Natural Resources Co., 4.45%, 1/15/26		1,600	1,735,221
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		3,700	3,832,693
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		4,890	5,165,063
5.63%, 4/15/23		1,053	1,124,077
Sabine Pass LNG LP, 7.50%, 11/30/16		6,105	6,150,787
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		1,019	1,039,088
5.35%, 5/15/45		1,620	1,655,109
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		2,030	2,038,142
2.50%, 8/01/22		2,481	2,488,356
4.63%, 3/01/34		4,744	5,230,872
Tullow Oil Jersey Ltd., 6.63%, 7/12/21 (h)		600	716,040
Tullow Oil PLC, 6.00%, 11/01/20 (a)		200	180,500
Valero Energy Corp., 3.65%, 3/15/25		5,688	5,810,827
Williams Partners LP, 4.00%, 9/15/25		8,350	8,348,480

			180,102,807
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		1,013	1,053,520
Georgia-Pacific LLC, 7.38%, 12/01/25		3,288	4,382,493
Lecta SA, 6.50%, 8/01/23	EUR	100	110,842
Norske Skog AS, 11.75%, 12/15/19		100	94,933
Sappi Papier Holding GmbH, 4.00%, 4/01/23		100	115,369
Stora Enso OYJ, 2.13%, 6/16/23		100	114,838
Suzano Austria GmbH, 5.75%, 7/14/26 (a)	USD	1,010	1,017,676
Suzano Trading Ltd., 5.88%, 1/23/21 (a)		1,011	1,056,495

			7,946,166
Pharmaceuticals — 1.8%
Actavis Funding SCS:
2.35%, 3/12/18		9,237	9,332,243
3.00%, 3/12/20		21,662	22,366,340
3.80%, 3/15/25		22,467	23,778,039
AstraZeneca PLC:
3.38%, 11/16/25		5,330	5,692,280

See Notes to Consolidated Financial Statements.

46	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
4.38%, 11/16/45	USD	1,503	$1,664,646
Bristol-Myers Squibb Co., 4.50%, 3/01/44		2,433	2,914,410
Eli Lilly & Co., 3.70%, 3/01/45		1,793	1,927,692
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		3,380	3,556,788
Johnson & Johnson, 2.45%, 3/01/26		12,709	13,060,976
Mylan, Inc., 3.13%, 1/15/23 (a)		2,334	2,313,965
Novartis Capital Corp.:
4.40%, 4/24/20		4,997	5,506,294
3.00%, 11/20/25		2,140	2,263,718
4.00%, 11/20/45		1,495	1,655,451
Pfizer, Inc.:
2.75%, 6/03/26		13,871	14,336,636
4.30%, 6/15/43		2,474	2,803,195
4.40%, 5/15/44		1,945	2,246,936
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		3,372	3,546,946
3.00%, 11/10/25 (a)		2,159	2,278,425
Shire Acquisitions Investments Ireland DAC:
2.88%, 9/23/23		16,366	16,445,261
3.20%, 9/23/26		11,342	11,403,009
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		1,237	1,313,809
Teva Pharmaceutical Finance Netherlands III BV:
2.80%, 7/21/23		6,877	6,894,646
3.15%, 10/01/26		3,532	3,548,339
Valeant Pharmaceuticals International, Inc., 4.50%, 5/15/23	EUR	165	146,429
Zoetis, Inc., 3.25%, 2/01/23	USD	2,248	2,316,604

			163,313,077
Real Estate Management & Development — 0.1%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (g)	GBP	304	458,607
Aroundtown Property Holdings PLC, 3.00%, 5/05/20 (h)	EUR	2,600	3,897,707
China Aoyuan Property Group Ltd., 6.53%, 4/25/19	USD	750	776,883
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (h)(i)		1,400	1,443,750
Fantasia Holdings Group Co. Ltd., 7.38%, 10/04/21		800	807,309
Greenland Hong Kong Holdings Ltd., 3.88%, 7/28/19		750	742,136
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		650	650,469
Kaisa Group Holdings Ltd., 6.56% (6.56% Cash or 6.56% PIK), 6/30/20 (g)		44	41,469
Shui On Development Holding Ltd.:
7.50% (b)(h)(l)		500	523,125
6.88%, 2/26/17	CNH	2,900	437,021
Theta Capital Pte Ltd., 7.00%, 4/11/22		600	633,365
Vingroup JSC, 11.63%, 5/07/18		1,210	1,282,600

			11,694,441
Road & Rail — 0.6%
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	150	164,291
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21	USD	1,205	1,299,144
3.00%, 3/15/23		3,295	3,466,683
4.15%, 4/01/45		1,419	1,562,811
4.70%, 9/01/45		1,265	1,487,274
Canadian National Railway Co., 2.75%, 3/01/26		7,205	7,484,691
CSX Corp.:
3.35%, 11/01/25		1,499	1,607,472
4.10%, 3/15/44		2,187	2,325,868

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
EC Finance PLC, 5.13%, 7/15/21	EUR	300	$348,802
Hertz Holdings Netherlands BV, 4.13%, 10/15/21		100	114,863
Norfolk Southern Corp.:
2.90%, 6/15/26	USD	9,462	9,704,312
4.45%, 6/15/45		2,169	2,424,090
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		4,981	5,179,851
Ryder System, Inc., 2.45%, 9/03/19		3,080	3,142,478
Union Pacific Corp.:
3.38%, 2/01/35		1,864	1,901,431
4.05%, 11/15/45		379	415,070
3.88%, 2/01/55		4,114	4,109,647
4.38%, 11/15/65		1,705	1,863,521
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		3,124	3,249,151

			51,851,450
Semiconductors & Semiconductor Equipment — 0.4%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (h)(i)		1,000	987,500
Analog Devices, Inc.:
3.90%, 12/15/25		680	727,409
5.30%, 12/15/45		694	770,433
Global A&T Electronics Ltd., 10.00%, 2/01/19		905	714,950
Lam Research Corp.:
2.80%, 6/15/21		3,933	4,036,902
3.90%, 6/15/26		2,121	2,208,472
NVIDIA Corp.:
2.20%, 9/16/21		13,744	13,785,850
3.20%, 9/16/26		4,430	4,464,882
QUALCOMM, Inc., 4.80%, 5/20/45		5,680	6,200,896
Semiconductor Manufacturing International Corp., 0.00%, 7/07/22 (h)(i)		1,000	1,141,250

			35,038,544
Software — 0.7%
Microsoft Corp.:
3.50%, 2/12/35		5,373	5,500,711
3.75%, 2/12/45		2,308	2,342,470
4.45%, 11/03/45		3,038	3,453,917
3.70%, 8/08/46		9,474	9,589,441
Oracle Corp.:
2.80%, 7/08/21		17,577	18,360,671
2.65%, 7/15/26		9,964	9,965,813
3.25%, 5/15/30		6,354	6,640,051
4.00%, 7/15/46		6,797	7,023,428
4.38%, 5/15/55		2,451	2,603,621
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23	EUR	100	107,730

			65,587,853
Specialty Retail — 0.2%
Groupe Fnac SA, 3.25%, 9/30/23		100	112,715
Home Depot, Inc.:
3.35%, 9/15/25	USD	781	846,476
5.40%, 9/15/40		1,262	1,645,023
4.40%, 3/15/45		1,162	1,353,051
Lion/Seneca France 2, 7.88%, 4/15/19	EUR	490	497,602
Lowe’s Cos., Inc.:
3.38%, 9/15/25	USD	860	927,104
4.25%, 9/15/44		2,007	2,229,468
4.38%, 9/15/45		644	730,120
QVC, Inc.:
3.13%, 4/01/19		1,999	2,049,633

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Specialty Retail (continued)
5.13%, 7/02/22	USD	3,332	$3,531,757
THOM Europe SAS, 7.38%, 7/15/19	EUR	100	117,832

			14,040,781
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
2.10%, 5/06/19	USD	12,160	12,425,854
3.25%, 2/23/26		15,964	16,968,263
3.45%, 2/09/45		1,934	1,847,879
4.65%, 2/23/46		16,929	19,534,813
HP, Inc., 3.75%, 12/01/20		728	766,931

			51,543,740
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	125	148,781
NIKE, Inc., 3.88%, 11/01/45	USD	2,323	2,546,542

			2,695,323
Tobacco — 0.5%
Altria Group, Inc.:
2.63%, 1/14/20		3,443	3,561,773
2.85%, 8/09/22		2,241	2,339,920
4.25%, 8/09/42		1,312	1,419,497
5.38%, 1/31/44		4,771	6,006,832
3.88%, 9/16/46		5,320	5,519,239
Philip Morris International, Inc.:
1.13%, 8/21/17		6,573	6,569,687
2.75%, 2/25/26		13,163	13,502,829
4.13%, 3/04/43		2,099	2,257,535
4.88%, 11/15/43		3,354	4,032,960
Reynolds American, Inc.:
2.30%, 6/12/18		2,460	2,495,771
3.25%, 6/12/20		1,044	1,098,360

			48,804,403
Trading Companies & Distributors — 0.2%
Air Lease Corp., 3.00%, 9/15/23		14,602	14,435,975
GATX Corp., 2.60%, 3/30/20		2,962	3,001,264
Loxam SAS, 3.50%, 5/03/23	EUR	100	114,582
Noble Group Ltd., 3.63%, 3/20/18	USD	207	180,090
Rexel SA, 3.50%, 6/15/23	EUR	218	250,402

			17,982,313
Transportation Infrastructure — 0.0%
Golden Ocean Group Ltd., 3.07%, 1/30/19 (h)	USD	600	408,750
Goodman HK Finance, 4.38%, 6/19/24		400	429,624
OHL Investments SA, 4.00%, 4/25/18 (h)	EUR	100	104,472
Royal Capital BV, 6.25% (b)(l)	USD	550	578,690
Shenzhen Expressway Co. Ltd., 2.88%, 7/18/21		250	254,076
Silk Bidco AS, 7.50%, 2/01/22	EUR	200	234,500
Swissport Investments SA, 6.75%, 12/15/21		147	170,087

			2,180,199
Wireless Telecommunication Services — 0.2%
Matterhorn Telecom SA, 3.88%, 5/01/22		460	514,160
Orange SA, 5.50%, 2/06/44	USD	2,305	2,867,731
Rogers Communications, Inc.:
3.63%, 12/15/25		879	953,498
5.00%, 3/15/44		775	899,889
SoftBank Group Corp.:
4.63%, 4/15/20	EUR	100	123,569
5.25%, 7/30/27		163	206,307
Vodafone Group PLC:
2.50%, 9/26/22	USD	2,525	2,539,605

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
4.38%, 2/19/43	USD	6,470	$6,481,206
3.00%, 8/12/56	GBP	485	602,736

			15,188,701
Total Corporate Bonds — 31.4%			2,926,246,359

Floating Rate Loan Interests (b)
Airlines — 0.1%
Gol Luxco SA, Term Loan, 6.50%, 8/31/20	USD	7,462	7,527,293
Containers & Packaging — 0.0%
Constantinople Luxembourg I S.à r.l.:
Facility B1 (EUR), 4.75%, 4/30/22	EUR	1,735	1,962,573
Facility B2 (EUR), 4.75%, 4/30/22		259	292,974

			2,255,547
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	USD	12,002	11,399,559
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		8,090	8,124,383

			19,523,942
Electronic Equipment, Instruments & Components — 0.0%
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-2 Loan (Second Lien), 9.25%, 10/16/23	EUR	180	205,237
Food Products — 0.0%
Keurig Green Mountain, Inc., Term B EUR Loan, 5.00%, 3/03/23		698	795,953
Health Care Providers & Services — 0.0%
Desarrollos Empresariales Piera S.L., Second Lien Facility, 8.25%, 11/28/22		500	564,486
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20	USD	5,626	5,608,360
Gaming Invest S.à r.l. (AKA Sisal SpA), Facility (Mezzanine), 3.63% - 5.50%, 12/31/17 (g)	EUR	1,019	1,140,629

			6,748,989
IT Services — 0.1%
First Data Corp., 2021 Extended Dollar Term Loan, 4.53%, 3/24/21	USD	4,552	4,583,137
Leisure Products — 0.0%
PAW Luxco II S.à r.l. (Jack Wolfskin), Facility B, 5.00%, 7/29/18	EUR	316	274,883
Machinery — 0.0%
Paternoster Holding IV GmbH, Facility B, 7.13%, 3/31/22		744	831,447
Media — 0.0%
Springer SBM Two GmbH:
Initial Term B8 Loan, 4.75%, 8/14/20		1,535	1,721,222
Term Loan, 9.00%, 8/16/21		344	386,154

			2,107,376
Road & Rail — 0.1%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.00%, 6/18/20		2,080	2,339,501

See Notes to Consolidated Financial Statements.

48	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Software — 0.0%
Veritas U.S., Inc., Initial Euro Term B-1 Loan, 6.63%, 1/27/23	EUR	1,960	$2,068,187
Specialty Retail — 0.0%
Optima Sub-Finco Ltd., Term Facility B2 (EUR), 5.00%, 1/30/23		768	864,739
Trading Companies & Distributors — 0.0%
Azelis Finance SA (Azelis U.S. Holding, Inc.), Euro Term Loan (Second Lien), 9.50%, 12/18/23		720	811,849
Total Floating Rate Loan Interests — 0.6%			51,502,566

Foreign Agency Obligations
Argentina — 0.1%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)	USD	1,326	1,369,095
YPF SA:
8.50%, 3/23/21		1,229	1,371,564
8.75%, 4/04/24 (a)		3,486	3,882,010
8.50%, 7/28/25 (a)		1,850	2,029,820
8.50%, 7/28/25		174	190,913

			8,843,402
Australia — 0.0%
SGSP Australia Assets Property Ltd., 3.30%, 4/09/23		200	205,746
Brazil — 0.3%
Petrobras Global Finance BV:
2.82%, 1/15/19 (b)		1,959	1,919,820
3.00%, 1/15/19		2,671	2,617,580
5.75%, 1/20/20		4,153	4,279,667
5.38%, 1/27/21		8,491	8,397,599
8.38%, 5/23/21		6,110	6,675,175
4.75%, 1/14/25	EUR	2,300	2,388,040
6.25%, 12/14/26	GBP	1,117	1,343,913
5.38%, 10/01/29		185	201,441
6.63%, 1/16/34		230	261,029
6.85%, 6/05/15	USD	1,782	1,507,572

			29,591,836
British Virgin Islands — 0.0%
Bluestar Finance Holdings Ltd.:
3.13%, 9/30/19		900	901,840
3.50%, 9/30/21		900	900,534

			1,802,374
China — 0.0%
BAIC Inalfa HK Investment Co. Ltd., 1.90%, 11/02/20	EUR	900	1,031,139
CDBI Treasure I Ltd., 2.25%, 8/02/21	USD	450	451,389
CDBL Funding 1, 4.25%, 12/02/24		1,400	1,500,383
Minmetals Bounteous Finance BVI Ltd., 4.20%, 7/27/26		600	616,436

			3,599,347
France — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	50	56,780
India — 0.0%
Greenko Investment Co., 4.88%, 8/16/23	USD	550	538,055
NTPC Ltd., 4.25%, 2/26/26		600	640,134
ONGC Videsh Ltd., 4.63%, 7/15/24		400	433,000

			1,611,189

Foreign Agency Obligations		Par (000)	Value
Indonesia — 0.0%
Pelabuhan Indonesia II PT, 5.38%, 5/05/45	USD	350	$357,000
Pertamina Persero PT, 5.63%, 5/20/43		1,450	1,523,701

			1,880,701
Mexico — 0.0%
Petroleos Mexicanos, 4.63%, 9/21/23 (a)		2,134	2,136,988
Mongolia — 0.0%
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		900	887,242
Norway — 0.1%
Eksportfinans ASA, 5.50%, 6/26/17		275	281,864
Statoil ASA, 2.90%, 11/08/20		6,595	6,909,654

			7,191,518
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)		865	912,575
Russia — 0.0%
Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (a)		828	864,846
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC:
3.63%, 6/22/21		450	464,174
5.88%, 12/13/21		1,000	1,140,000
3.63%, 1/12/23		1,000	1,017,652
4.38%, 6/22/26		300	321,043
DP World Crescent Ltd., 3.91%, 5/31/23		1,117	1,150,841

			4,093,710
United States — 0.0%
Union National Bank PJSC, 2.75%, 10/05/21		600	596,832
Venezuela — 0.1%
Petroleos de Venezuela SA:
6.00%, 5/16/24		8,067	3,447,836
6.00%, 11/15/26		1,861	781,434

			4,229,270
Total Foreign Agency Obligations — 0.7%			68,504,356

Foreign Government Obligations
Argentina — 0.4%
Republic of Argentina:
6.25%, 4/22/19 (a)		24,779	26,278,129
7.82%, 12/31/33	EUR	5,137	6,448,381
7.82%, 12/31/33		2,593	3,219,646

			35,946,156
Brazil — 0.1%
Federative Republic of Brazil:
4.88%, 1/22/21	USD	1,964	2,096,570
2.88%, 4/01/21	EUR	5,681	6,499,847
7.13%, 1/20/37	USD	3,027	3,556,725
5.00%, 1/27/45		1,035	939,263

			13,092,405
China — 0.0%
People’s Republic of China, 3.30%, 7/04/23	CNH	3,500	529,259

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Foreign Government Obligations		Par (000)	Value
Colombia — 0.4%
Republic of Colombia:
7.00%, 5/04/22	COP	10,822,000	$3,816,140
4.00%, 2/26/24	USD	22,810	24,292,650
7.50%, 8/26/26	COP	13,797,500	4,954,524
6.00%, 4/28/28		8,657,500	2,748,361
7.75%, 9/18/30		8,657,500	3,166,351

			38,978,026
Egypt — 0.0%
Egypt Government International Bonds, 5.88%, 6/11/25	USD	1,407	1,337,100
Germany — 0.7%
Deutsche Bundesrepublik Inflation Linked Bonds:
1.75%, 4/15/20	EUR	25,173	31,414,290
0.10%, 4/15/26		28,483	36,042,243

			67,456,533
Greece — 0.1%
Hellenic Republic:
3.00%, 2/24/23 (c)		257	216,934
3.00%, 2/24/24 (c)		2,357	1,935,997
3.00%, 2/24/25 (c)		257	206,422
3.00%, 2/24/26 (c)		257	203,261
3.00%, 2/24/27 (c)		257	198,030
3.00%, 2/24/28 (c)		257	192,714
3.00%, 2/24/29 (c)		257	188,187
3.00%, 2/24/30 (c)		257	184,911
3.00%, 2/24/31 (c)		257	181,161
3.00%, 2/24/32 (c)		257	178,564
3.00%, 2/24/33 (c)		257	175,201
3.00%, 2/24/34 (c)		257	173,089
3.00%, 2/24/35 (c)		257	170,050
3.00%, 2/24/36 (c)		257	170,594
3.00%, 2/24/37 (c)		257	169,391
3.00%, 2/24/38 (c)		257	167,680
3.00%, 2/24/39 (c)		257	167,889
3.00%, 2/24/40 (c)		257	167,421
3.00%, 2/24/41 (c)		257	167,722
3.00%, 2/24/42 (c)		257	168,393

			5,383,611
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24	USD	8,660	10,056,771
India — 0.4%
Republic of India:
8.27%, 6/09/20	INR	931,810	14,653,125
7.68%, 12/15/23		1,167,550	18,248,010
7.72%, 5/25/25		510,290	8,007,675

			40,908,810
Indonesia — 0.5%
Republic of Indonesia:
3.38%, 4/15/23 (a)	USD	4,060	4,183,245
2.63%, 6/14/23	EUR	555	654,326
5.38%, 10/17/23 (a)	USD	1,480	1,705,881
5.88%, 1/15/24 (a)		7,210	8,502,515
8.38%, 3/15/24	IDR	41,939,000	3,475,368
3.38%, 7/30/25	EUR	650	789,903
8.75%, 5/15/31	IDR	51,068,000	4,399,905
6.63%, 5/15/33		24,448,000	1,724,746
8.38%, 3/15/34		137,113,000	11,451,473
8.25%, 5/15/36		101,127,000	8,351,412
5.95%, 1/08/46	USD	990	1,254,109

			46,492,883

Foreign Government Obligations		Par (000)	Value
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	1,119	$5,719,226
4.00%, 10/02/23	USD	66,695	71,263,607
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17	MXN	7,417	2,137,929

			79,120,762
Mongolia — 0.0%
Mongolian People’s Republic:
7.50%, 6/30/18	CNH	2,000	286,087
5.13%, 12/05/22	USD	2,100	1,842,845

			2,128,932
Oman — 0.0%
Sultanate of Oman, 3.63%, 6/15/21		600	605,700
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25		6,571	7,088,466
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		6,920	9,584,200
Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24		875	871,563
South Africa — 0.1%
Republic of South Africa, 4.88%, 4/14/26		5,820	6,117,984
Sri Lanka — 0.1%
Republic of Sri Lanka:
6.00%, 1/14/19		200	206,401
6.25%, 10/04/20		906	946,811
5.75%, 1/18/22		600	613,572
6.13%, 6/03/25		900	919,595
6.85%, 11/03/25		1,300	1,394,916
6.83%, 7/18/26		1,400	1,505,080

			5,586,375
Turkey — 0.3%
Republic of Turkey:
6.75%, 4/03/18		7,992	8,447,624
7.00%, 3/11/19		4,020	4,355,670
8.50%, 7/10/19	TRY	9,545	3,165,836
7.50%, 11/07/19	USD	4,475	4,977,095
10.50%, 1/15/20	TRY	14,316	5,006,545
5.63%, 3/30/21	USD	2,316	2,466,540

			28,419,310
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		8,100	8,717,625
Venezuela — 0.0%
Bolivarian Republic of Venezuela:
8.25%, 10/13/24		1,960	962,360
7.00%, 3/31/38		2,269	1,047,143

			2,009,503
Vietnam — 0.0%
Socialist Republic of Vietnam, 4.80%, 11/19/24		406	430,972
Total Foreign Government Obligations — 4.4%			410,862,946

See Notes to Consolidated Financial Statements.

50	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Investment Companies		Shares	Value
Energy Select Sector SPDR Fund		20,000	$1,412,200
iShares MSCI Emerging Markets ETF (n)(2)		70,243	2,630,600
SPDR Gold Shares ETF (d)(o)(2)		48,282	6,066,150
Total Investment Companies — 0.1%			10,108,950

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.5%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)	USD	9,293	9,339,598
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)		4,464	4,449,436
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.43%, 10/25/46 (b)		1,316	921,119
Series 2006-4, Class 1A12, 0.70%, 10/25/46 (b)		3,806	2,526,015
Series 2006-5, Class A1, 1.41%, 11/25/46 (b)		4,428	2,326,041
Series 2007-1, Class A1, 0.90%, 2/25/47 (b)		1,069	633,838
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(c)		3,395	3,389,708
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		1,188	1,191,638
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.04%, 9/25/47 (b)		4,604	3,218,327
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)		404	353,168
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.69%, 3/25/37 (b)		682	556,669
Series 2007-AR3, Class 1A1, 0.66%, 3/25/37 (b)		997	818,428
Series 2007-AR4, Class 1A1, 0.72%, 9/25/47 (b)		3,948	3,246,540
Series 2007-AR4, Class 2A1, 0.73%, 6/25/37 (b)		1,127	924,517
Berica 8 Residential MBS Srl, Series 8, Class A, 0.07%, 3/31/48 (b)	EUR	237	263,518
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 7.40%, 12/25/35 (a)(b)(n)	USD	7	6,909
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		43	46,079
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		2	1,868
COLT LLC, Series 2015-1, Class A1V, 3.52%, 12/26/45 (a)(b)		2,112	2,097,773
COLT Mortgage Loan Trust, Series 2016-1, Class A1, 3.00%, 5/25/46 (a)		2,210	2,228,420
Countrywide Alternative Loan Trust:
Series 2005-56, Class 4A1, 0.83%, 11/25/35 (b)		2,948	2,409,760
Series 2005-72, Class A3, 0.82%, 1/25/36 (b)		1,137	968,309
Series 2005-76, Class 2A1, 1.51%, 2/25/36 (b)		1,361	1,197,589
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		2,368	1,862,674
Series 2006-15CB, Class A1, 6.50%, 6/25/36		620	450,071
Series 2006-23CB, Class 2A5, 0.92%, 8/25/36 (b)		8,717	2,916,715

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2006-OA14, Class 1A1, 2.22%, 11/25/46 (b)	USD	5,772	$4,640,114
Series 2006-OA21, Class A1, 0.70%, 3/20/47 (b)		14,472	10,018,559
Series 2006-OA6, Class 1A2, 0.73%, 7/25/46 (b)		5,245	4,385,878
Series 2006-OA8, Class 1A1, 0.71%, 7/25/46 (b)		836	688,959
Series 2007-22, Class 2A16, 6.50%, 9/25/37		17,149	12,435,147
Series 2007-OA2, Class 1A1, 1.33%, 3/25/47 (b)		10,635	8,309,823
Series 2007-OA3, Class 1A1, 0.66%, 4/25/47 (b)		1,696	1,445,534
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 1.07%, 2/25/35 (b)		533	501,560
Series 2006-OA4, Class A1, 1.45%, 4/25/46 (b)		2,068	1,127,692
Credit Suisse Commercial Mortgage Trust:
Series 2014-4R, Class 16A3, 0.77%, 2/27/36 (a)(b)		830	670,755
Series 2014-9R, Class 9A1, 0.61%, 8/27/36 (a)(b)		2,031	1,566,257
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.92%, 1/27/36 (a)(b)		4,115	4,055,251
Series 2011-5R, Class 3A1, 3.33%, 9/27/47 (a)(b)		2,404	2,351,263
Series 2013-5R, Class 1A6, 0.74%, 2/27/36 (a)(b)		1,755	1,360,125
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		3,181	3,054,546
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		2,449	2,451,706
Series 2015-6R, Class 5A1, 0.67%, 1/27/37 (a)(b)		1,449	1,349,022
Series 2015-6R, Class 5A2, 0.67%, 10/27/36 (a)(b)		2,721	1,301,741
Series 2015-8R, Class 5A1, 4.75%, 8/27/37 (a)(b)		1,376	1,367,201
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)		5,784	5,780,343
Deutsche Alt-A Securities Mortgage Loan Trust:
Series 2007-OA4, Class 1A1B, 0.65%, 8/25/47 (b)		1,015	872,345
Series 2007-RMP1, Class A2, 0.67%, 12/25/36 (b)		3,567	2,919,626
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 1.02%, 1/27/37 (a)(b)		713	1,399,139
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.49%, 3/25/36 (b)		1,303	1,080,878
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 0.87%, 1/25/35 (a)(b)		2,099	1,808,124
Series 2005-RP2, Class 1AF, 0.87%, 3/25/35 (a)(b)		2,665	2,294,306
Series 2006-RP1, Class 1AF1, 0.87%, 1/25/36 (a)(b)		1,980	1,655,335
HomeBanc Mortgage Trust, Series 2005-4, Class A1, 0.79%, 10/25/35 (b)		6,864	6,316,895
Impac CMB Trust, Series 2005-7, Class A1, 1.04%, 11/25/35 (b)		4,897	4,001,459

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)		Value
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.32%, 11/25/34 (b)	USD	425		$417,125
JPMorgan Alternative Loan Trust:
Series 2007-A1, Class 1A4, 0.73%, 3/25/37 (b)		2,806		2,020,548
Series 2007-A2, Class 2A1, 3.03%, 5/25/37 (b)		686		564,677
JPMorgan Resecuritization Trust, Series 2015-3, Class 1A7, 0.61%, 6/26/37 (a)(b)		2,012		1,802,696
Lehman XS Trust, Series 2007-20N, Class A1, 1.64%, 12/25/37 (b)		1,687		1,277,634
LSTAR Securities Investment Ltd., Series 2016-3, Class A, 2.53%, 9/01/21 (a)(b)		16,218		15,979,798
LSTAR Securities Investment Trust:
Series 2014-2, Class A, 2.52%, 12/01/21 (a)(b)		6,676		6,673,320
Series 2015-2, Class A, 2.52%, 1/01/20 (a)(b)		5,228		5,155,528
Series 2015-3, Class A, 2.52%, 3/01/20 (a)(b)		6,758		6,681,820
Series 2015-8, Class A1, 2.52%, 8/01/20 (a)(b)		1,604		1,586,824
Series 2015-10, Class A1, 2.49%, 11/01/20 (a)(b)		1,923		1,889,618
Series 2015-10, Class A2, 3.99%, 11/01/20 (a)(b)		680		652,800
Series 2016-2, Class A, 2.52%, 3/01/21 (a)(b)		13,127		12,870,901
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.92%, 8/25/37 (a)(b)		2,236		1,520,654
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 3.27%, 5/25/36 (b)		3,499		3,207,076
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.22%, 6/26/47 (a)(b)		1,092		968,835
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.85%, 4/16/36 (a)(b)		11,536		9,506,457
New Residential Mortgage Loan Trust, Series 2015-2A, Class A2, 3.75%, 8/25/55 (a)(b)		1,354		1,372,077
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.01%, 11/26/35 (a)(b)		1,700		1,512,367
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.86%, 1/15/39 (b)		420		385,322
RALI Trust:
Series 2007-QH1, Class A1, 0.68%, 2/25/37 (b)		1,585		1,311,222
Series 2007-QH6, Class A1, 0.71%, 7/25/37 (b)		2,280		1,949,153
Series 2007-QH9, Class A1, 1.78%, 11/25/37 (b)		1,439		979,475
RBSSP Resecuritization Trust, Series 2012-2, Class 1A6, 0.58%, 5/26/47 (a)(b)		—	(p)	55
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, 0.86%, 6/25/35 (a)(b)		913		807,596
Series 2005-R3, Class AF, 0.92%, 9/25/35 (a)(b)		301		259,776
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 3.72%, 9/16/19 (a)(c)		4,430		4,430,000
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 0.71%, 6/25/36 (b)		2,367		1,875,734

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)	USD	1,797	$1,581,242
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, 5.75%, 6/25/47 (b)		1,837	1,664,659
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		2,468	1,780,281
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		1,696	1,693,524

			233,933,104
Commercial Mortgage-Backed Securities — 4.5%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		4,227	4,243,788
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		700	696,573
Series 2007-3, Class A1A, 5.72%, 6/10/49 (b)		5,809	5,894,946
Series 2007-3, Class A4, 5.72%, 6/10/49 (b)		1,585	1,604,157
Series 2007-3, Class AJ, 5.72%, 6/10/49 (b)		1,765	1,769,982
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		2,030	2,081,249
Series 2008-1, Class A4, 6.44%, 2/10/51 (b)		337	349,801
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class A, 1.56%, 9/15/26 (a)(b)		1,204	1,202,705
Series 2013-DSNY, Class E, 3.11%, 9/15/26 (a)(b)		100	99,414
Series 2013-DSNY, Class F, 4.01%, 9/15/26 (a)(b)		2,303	2,281,142
Series 2015-200P, Class F, 3.72%, 4/14/33 (a)(b)		2,071	1,884,076
Series 2016-ISQ, Class E, 3.73%, 8/14/34 (a)(b)		6,140	5,541,350
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.73%, 7/10/43		1,099	1,094,401
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 3.72%, 2/15/28 (a)(b)		1,410	1,380,159
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		2,730	2,885,476
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 0.84%, 8/25/35 (a)(b)		2,196	1,925,557
Series 2006-3A, Class A2, 0.83%, 10/25/36 (a)(b)		703	583,311
Series 2007-2A, Class A1, 0.80%, 7/25/37 (a)(b)		1,925	1,655,468
Series 2007-4A, Class A1, 0.94%, 9/25/37 (a)(b)		7,331	6,227,747
Series 2008-4, Class A3, 3.28%, 7/25/38 (a)(b)		1,368	1,396,929
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36 (a)(b)		790	780,054
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		3,935	3,967,176

See Notes to Consolidated Financial Statements.

52	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-PW16, Class AM, 5.91%, 6/11/40 (b)	USD	3,071	$3,144,123
Series 2007-PW17, Class AMFL, 1.20%, 6/11/50 (a)(b)		775	762,842
Series 2007-PW18, Class A1A, 5.60%, 6/11/50		154	159,558
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)		2,720	2,812,211
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		4,033	4,169,152
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.02%, 7/05/33 (a)(b)		3,565	3,554,412
BWAY Mortgage Trust:
Series 2013-1515, Class D, 3.63%, 3/10/25 (a)		1,400	1,390,914
Series 2013-1515, Class F, 4.06%, 3/10/33 (a)(b)		3,720	3,569,622
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 1.74%, 5/15/29 (a)(b)		2,990	2,995,621
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(b)		560	563,074
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		6,930	6,935,913
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.91%, 12/15/27 (a)(b)		6,883	6,889,699
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.28%, 5/10/58		800	840,487
CFCRE Mortgage Trust, Series 2015-RUM, Class A, 2.22%, 7/15/30 (a)(b)		1,440	1,437,176
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.91%, 4/10/28 (a)(b)		770	747,518
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.16%, 2/15/33 (a)(b)		7,092	7,127,445
Series 2016-RNDB, Class CFL, 4.01%, 2/15/33 (a)(b)		3,592	3,613,806
Series 2016-RNDB, Class DFL, 5.23%, 2/15/33 (a)(b)		4,428	4,470,323
Citigroup Commercial Mortgage Trust:
Series 16-SMPL, 3.52%, 9/08/31		320	319,995
Series 16-SMPL, 4.51%, 9/08/31		620	619,973
Series 2013-375P, Class D, 3.63%, 5/10/35 (a)(b)		240	240,752
Series 2013-375P, Class E, 3.63%, 5/10/35 (a)(b)		2,645	2,524,608
Series 2013-GC11, Class D, 4.60%, 4/10/46 (a)(b)		1,125	1,082,479
Series 2015-SSHP, Class A, 1.67%, 9/15/27 (a)(b)		4,370	4,365,652
Series 2016-C1, Class C, 5.12%, 5/10/49 (b)		1,290	1,322,916
Series 2016-GC37, Class C, 4.92%, 2/10/26		640	689,372
Series 2016-GC37, Class D, 2.79%, 4/10/49 (a)		2,130	1,481,042
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (b)		4,308	4,489,812
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		2,088	2,132,206
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.21%, 12/10/49 (a)(b)		6,595	6,357,605

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)	USD	600	$619,288
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,260	2,292,561
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		1,656	1,727,379
Series 2013-WWP, Class D, 3.90%, 3/10/31 (a)		2,090	2,100,385
Series 2014-CR18, Class C, 4.90%, 7/15/47 (b)		2,974	3,181,788
Series 2014-CR21, Class C, 4.57%, 12/10/24 (b)		1,010	1,058,478
Series 2014-FL4, Class D, 2.96%, 7/13/31 (a)(b)		1,080	1,050,432
Series 2014-FL5, Class D, 4.51%, 10/15/31 (a)(b)		3,095	2,774,545
Series 2014-PAT, Class A, 1.33%, 8/13/27 (a)(b)		2,788	2,772,252
Series 2014-PAT, Class E, 3.66%, 8/15/27 (a)(b)		540	531,865
Series 2014-TWC, Class A, 1.38%, 2/13/17 (a)(b)		1,715	1,711,106
Series 2014-TWC, Class B, 2.12%, 2/13/17 (a)(b)		3,190	3,183,791
Series 2015-CR25, Class C, 4.70%, 8/10/48 (b)		1,740	1,807,434
Series 2015-CR25, Class D, 3.95%, 8/10/48 (b)		790	607,302
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)		2,280	1,762,485
Series 2015-LC21, Class C, 4.46%, 6/10/25 (b)		1,600	1,504,655
Core Industrial Trust:
Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)		1,971	1,809,575
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		2,970	3,119,826
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (a)(b)		1,330	1,353,132
Series 2015-TEXW, Class E, 3.98%, 2/10/34 (a)(b)		250	242,772
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.30%, 11/12/43 (a)(b)		1,198	1,218,915
Credit Suisse Commercial Mortgage Trust:
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,446	9,448,112
Series 2007-C2, Class AMFL, 0.76%, 1/15/49 (b)		2,140	2,107,829
Series 2007-C4, Class A1AM, 6.13%, 9/15/39 (b)		1,236	1,269,770
Series 2008-C1, Class A3, 6.27%, 2/15/41 (b)		2,871	2,954,332
Series 2014-TIKI, Class E, 3.66%, 9/15/38 (a)(b)		730	691,266
Series 2015-DEAL, Class A, 1.83%, 4/15/29 (a)(b)		5,570	5,577,381
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		4	3,881
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		2,653	2,681,640
Series 2010-RR2, Class 2A, 6.14%, 9/15/39 (a)(b)		1,188	1,199,936
Series 2015-DEAL, Class D, 3.61%, 4/15/29 (a)(b)		1,205	1,193,394

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)	USD	2,730	$2,951,962
Credit Suisse Mortgage Capital OA LLC, Series 2014-USA, Class E, 4.37%, 9/15/25 (a)		1,230	1,058,986
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class D, 3.94%, 4/17/50 (a)(b)		590	490,841
Series 2015-C3, Class C, 4.51%, 8/15/48 (b)		780	804,219
Series 2015-C3, Class D, 3.51%, 8/15/48 (b)		250	187,223
Series 2016-C6, Class C, 4.91%, 1/15/49 (b)		1,370	1,483,216
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(b)		4,460	3,400,438
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.89%, 6/17/49 (a)(b)		3,400	3,439,184
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (a)(b)		610	660,340
FREMF Mortgage Trust:
Series 2015-K47, Class B, 3.72%, 6/25/48 (a)(b)		1,613	1,604,097
Series 2016-K54, Class B, 4.05%, 2/25/26 (a)(b)		1,180	1,196,100
Series 2016-K57, Class B, 3.92%, 8/25/49 (a)(b)		910	872,017
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 1.81%, 12/15/34 (a)(b)		3,302	3,310,666
Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (a)(b)		830	834,455
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (a)(b)		935	916,417
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(b)		4,320	4,110,018
Series 2015-NRF, Class GFX, 3.49%, 12/15/19 (a)(b)		7,142	6,582,443
GS Mortgage Securities Trust:
Series 2006-GG8, Class AM, 5.59%, 11/10/39		471	471,227
Series 2007-GG10, Class A4, 5.99%, 8/10/45 (b)		3,245	3,294,004
Series 2010-C1, Class A1, 3.68%, 8/10/43 (a)		820	848,542
Series 2014-GC22, Class D, 4.80%, 6/10/47 (a)(b)		420	341,081
Series 2015-GC32, Class A4, 3.76%, 7/10/48		530	582,853
Series 2015-GC32, Class D, 3.35%, 7/10/48		800	607,806
Series 2016-GS3, Class A4, 2.85%, 10/10/49		7,640	7,901,288
Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)(b)		1,850	1,912,459
Hilton USA Trust:
Series 2013-HLT, Class AFX, 2.66%, 11/05/30 (a)		2,740	2,739,516
Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		5,083	5,090,846
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (a)		760	771,943
Impac CMB Trust:
Series 2004-11, Class 1A2, 1.04%, 3/25/35 (b)		2,682	2,311,638

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2005-6, Class 1A1, 1.02%, 10/25/35 (b)	USD	1,779	$1,472,012
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.71%, 9/15/47 (a)(b)		800	649,299
Series 2014-C26, Class A4, 3.49%, 1/15/48		1,247	1,340,323
Series 2015-C28, Class B, 3.99%, 3/15/25 (b)		3,000	2,995,225
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		929	928,093
Series 2007-CB20, Class AM, 6.09%, 2/12/51 (b)		1,000	1,035,707
Series 2007-LD11, Class A4, 5.94%, 5/15/17 (b)		6,080	6,163,321
Series 2008-C2, Class A4FL, 2.02%, 2/12/51 (b)		2,195	2,136,868
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		364	368,755
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		885	913,776
Series 2014-DSTY, Class D, 3.93%, 6/10/27 (a)(b)		2,680	2,605,630
Series 2014-FL6, Class A, 1.91%, 11/15/31 (a)(b)		3,364	3,356,424
Series 2015-CSMO, Class A, 1.76%, 1/15/32 (a)(b)		5,355	5,350,525
Series 2015-CSMO, Class D, 3.81%, 1/15/32 (a)(b)		2,900	2,892,225
Series 2015-CSMO, Class E, 4.46%, 1/15/32 (a)(b)		3,420	3,409,839
Series 2015-CSMO, Class F, 5.76%, 1/15/32 (a)(b)		1,955	1,952,825
Series 2015-SGP, Class A, 2.21%, 7/15/36 (a)(b)		6,206	6,240,967
Series 2015-UES, Class E, 3.74%, 9/05/32 (a)(b)		3,880	3,792,000
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		1,470	1,500,989
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(b)		3,920	4,038,384
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.71%, 11/18/17 (a)(b)		300	302,904
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AJ, 6.09%, 6/15/38 (b)		25	24,850
Series 2007-C1, Class AJ, 5.48%, 2/15/40		51	51,115
Series 2007-C7, Class A1A, 5.68%, 9/15/45 (b)		547	562,595
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.31%, 9/15/28 (a)(b)		938	945,561
Series 2015-LSP, Class D, 4.51%, 9/15/28 (a)(b)		691	690,811
Series 2015-LSP, Class E, 6.11%, 9/15/28 (a)(b)		1,007	1,005,767
Merrill Lynch Mortgage Investors Trust, Series 1998-C3, Class G, 6.00%, 12/15/30 (a)		2,606	2,574,714
Merrill Lynch Mortgage Trust:
Series 2007-C1, Class A1A, 6.01%, 6/12/50 (b)		2,460	2,502,039
Series 2008-C1, Class AJ, 6.47%, 2/12/51 (b)		720	740,465

See Notes to Consolidated Financial Statements.

54	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class AM, 5.20%, 12/12/49	USD	584	$583,912
Series 2007-7, Class A4, 5.81%, 6/12/50 (b)		2,964	3,013,309
Series 2007-9, Class AM, 5.86%, 9/12/49 (b)		1,890	1,961,091
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C20, Class D, 3.07%, 2/15/48 (a)		260	187,296
Series 2015-C24, Class A4, 3.73%, 5/15/48		840	919,168
Series 2015-C25, Class C, 4.68%, 10/15/48 (b)		330	346,043
Series 2015-C25, Class D, 3.07%, 10/15/48		1,060	770,327
Series 2015-C26, Class A5, 3.53%, 10/15/48		810	878,875
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		1,935	1,385,829
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.70%, 2/12/44 (b)		746	738,143
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)		1,975	1,981,254
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		1,547	1,559,008
Series 2007-IQ14, Class A2FL, 0.68%, 4/15/49 (b)		132	131,514
Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (b)		2,465	2,491,830
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		4,089	4,204,598
Series 2008-T29, Class A4, 6.48%, 1/11/43 (b)		1,360	1,423,396
Series 2014-CPT, Class G, 3.56%, 7/13/29 (a)(b)		1,290	1,249,942
Series 2015-MS1, Class C, 4.16%, 5/15/48 (b)		560	557,477
Series 2015-XLF2, Class AFSB, 3.26%, 8/15/26 (a)(b)		600	600,000
Morgan Stanley Re-REMIC Trust:
Series 2009-GG10 5.99%, 8/12/45 (a)(b)		6,666	6,746,357
Series 2010-GG10, Class A4B, 5.99%, 8/15/45 (a)(b)		6,998	7,094,601
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		841	837,354
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.77%, 8/27/24 (a)(b)		1,095	1,103,213
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.16%, 2/16/51 (a)(b)		11,265	11,250,961
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.58%, 4/15/32 (a)(b)		1,333	1,318,855
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		455	455,184
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		3,480	3,340,800
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class D, 6.27%, 1/10/45 (a)(b)		2,568	2,846,082
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 2.95%, 6/25/45 (a)(b)		5,626	5,668,621
Series 2016-1, Class AFL, 2.97%, 4/25/46 (a)(b)		5,958	5,975,831

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)	USD	431	$429,729
Series 2006-C29, Class AM, 5.34%, 11/15/48		955	957,928
Series 2007-C32, Class AMFL, 0.75%, 6/15/49 (a)(b)		1,930	1,857,371
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		3,533	3,590,909
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1.86%, 6/15/29 (a)(b)		3,870	3,870,254
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, 2.19%, 10/25/46 (b)		7,059	6,294,506
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 3.27%, 1/15/27 (a)(b)		8,224	7,954,049
Series 2015-C27, Class C, 3.89%, 2/15/48		1,402	1,289,722
Series 2015-C31, Class A4, 3.70%, 11/15/48		130	141,286
Series 2015-C31, Class D, 3.85%, 11/15/48		720	543,525
Series 2015-NXS4, Class C, 4.76%, 12/15/48 (b)		406	423,195

			416,206,454
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.07%, 9/15/48 (b)		1,202	73,007
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		17,710	1,392,891
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XD, 1.86%, 1/10/48 (a)(b)		5,497	689,269
Series 2016-C4, Class XA, 1.94%, 5/10/58 (b)		10,487	1,289,013
Series 2016-C4, Class XB, 0.89%, 5/10/58 (b)		5,810	352,028
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class XA, 1.42%, 3/10/47 (b)		13,510	865,469
Series 2014-GC21, Class XA, 1.44%, 5/10/47 (b)		9,667	692,164
Series 2014-GC25, Class XE, 1.39%, 10/10/47 (a)(b)		2,760	210,931
Series 2016-P3, Class XA, 1.88%, 4/15/49 (b)		8,644	1,009,968
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.62%, 3/10/46 (b)		31,023	1,296,405
Series 2014-CR14, Class XA, 0.99%, 2/10/47 (b)		47,437	1,692,030
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		150,000	1,132,500
Series 2015-CR22, Class XA, 1.16%, 3/10/48 (b)		28,675	1,649,397
Series 2015-CR23, Class XA, 1.15%, 5/10/48 (b)		29,495	1,690,350
Series 2015-CR25, Class XA, 1.12%, 8/10/48 (b)		12,552	799,971
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		82,620	3,935,133
Series 2016-DC2, Class XA, 1.24%, 2/10/26 (b)		21,465	1,575,179

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	55

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.37%, 2/10/48 (b)	USD	10,803	$833,426
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		12,909	482,862
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		8,900	594,855
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		18,420	423,660
CSAIL Commercial Mortgage Trust:
Series 2016-C5, Class XA, 1.21%, 11/15/48 (b)		7,125	472,449
Series 2016-C6, Class XA, 1.98%, 1/15/49 (b)		8,291	993,584
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		94,833	416,622
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.00%, 11/05/30 (a)(b)		54,590	546
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.25%, 8/15/47 (b)		8,113	514,541
Series 2014-C23, Class XA, 1.01%, 9/15/47 (b)		60,292	2,276,680
Series 2014-C24, Class XA, 1.22%, 11/15/47 (b)		29,725	1,590,942
Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)		7,552	482,475
Series 2015-C33, Class XA, 1.20%, 12/15/48 (b)		15,693	1,082,604
Series 2016-C1, Class XA, 1.56%, 3/15/49 (b)		18,132	1,625,378
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.72%, 4/15/46 (b)		4,570	145,166
Series 2014-C20, Class XA, 1.29%, 7/15/47 (b)		5,061	257,014
Series 2015-C27, Class XA, 1.52%, 2/15/48 (b)		37,779	2,782,748
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)		13,040	617,444
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)		13,606	805,725
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)		4,370	287,734
Series 2015-C25, Class XA, 1.30%, 10/15/48 (b)		18,920	1,415,267
Series 2015-C26, Class XA, 1.27%, 10/15/48 (b)		12,203	894,881
Series 2015-C26, Class XD, 1.50%, 10/15/48 (a)(b)		4,490	471,989
Series 2016-C29, Class XA, 1.82%, 5/15/49 (b)		6,883	771,348
Series 2016-C29, Class XB, 1.12%, 5/15/49 (b)		9,126	716,812
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class XD, 1.70%, 3/15/49 (a)(b)		13,984	1,618,089
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.44%, 5/25/36 (a)(b)		163	1,338
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.14%, 2/15/48 (b)		17,212	1,055,897

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-C30, Class XA, 1.17%, 9/15/58 (b)	USD	3,544	$234,961
Series 2015-NXS1, Class XA, 1.33%, 5/15/48 (b)		8,179	563,401
Series 2015-NXS1, Class XB, 0.49%, 5/15/48 (b)		3,210	115,121
Series 2016-BNK1, Class XB, 1.49%, 8/15/49 (b)		6,800	762,484
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (a)(b)		3,420	332,048
Series 2016-C33, 1.98%, 3/17/59 (b)		16,334	1,938,689
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.26%, 8/15/45 (a)(b)		1,009	78,086
Series 2012-C9, Class XA, 2.28%, 11/15/45 (a)(b)		11,485	954,922
Series 2014-C20, Class XA, 1.34%, 5/15/47 (b)		5,019	294,275
Series 2014-C24, Class XA, 1.12%, 11/15/47 (b)		26,225	1,459,540

			50,711,308
Total Non-Agency Mortgage-Backed Securities — 7.5%			700,850,866

Other Interests (q)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(j)		1,888	—
Lehman Brothers Holdings, Inc. (d)(j)		7,360	1
Total Other Interests — 0.0%			1

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.3%
Australia & New Zealand Banking Group Ltd.:
6.75% (b)(l)		778	854,971
4.40%, 5/19/26		273	290,199
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(l)	EUR	1,800	1,870,650
7.00% (b)(l)		400	417,922
8.88% (b)(l)		1,400	1,651,333
9.00% (b)(l)	USD	1,200	1,228,860
Banco Popular Espanol SA:
8.25% (b)(l)	EUR	2,000	2,030,465
11.50% (b)(l)		1,200	1,388,468
Banco Santander SA, 6.25% (b)(l)		3,300	3,317,831
Bank of East Asia Ltd., 5.50% (b)(l)	USD	1,000	999,965
Bank of Ireland, 7.38% (b)(l)	EUR	2,075	2,219,426
Barclays PLC, 7.88% (b)(l)	USD	200	196,917
BNP Paribas SA, 7.38% (a)(b)(l)		300	299,250
Cooperatieve Rabobank UA, 6.63% (b)	EUR	600	708,653
DBS Group Holdings Ltd., 3.60% (b)(l)	USD	600	597,106
HSH Nordbank AG, 7.25% (b)(l)		3,055	783,119
Industrial & Commercial Bank of China Asia Ltd., 4.25% (b)(l)		850	846,806

See Notes to Consolidated Financial Statements.

56	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Capital Trusts		Par (000)	Value
Banks (continued)
Intesa Sanpaolo SpA:
7.00% (b)(l)	EUR	4,149	$4,311,243
7.70% (a)(b)(l)	USD	200	175,000
Royal Bank of Scotland Group PLC, 8.63% (b)(l)		200	195,750
Societe Generale SA, 7.38% (a)(b)(l)		200	196,000
Standard Chartered PLC, 7.50% (b)(l)		300	299,775
State Bank of India, 5.50% (b)(l)		600	595,415
Woori Bank, 4.50% (b)(l)		450	449,379

			25,924,503
Capital Markets — 0.5%
Bank of New York Mellon Corp., 4.63% (b)(l)		39,673	39,077,905
Credit Suisse Group AG, 6.25% (a)(b)(l)		1,300	1,230,125
Huarong Finance II Co. Ltd., 2.88% (b)(l)		800	789,215
State Street Capital Trust IV, 1.85%, 6/15/37 (b)		1,048	901,280
UBS Group AG:
5.75% (b)(l)	EUR	2,525	2,918,980
6.88% (b)(l)	USD	1,100	1,084,655
7.00% (b)(l)		1,000	1,055,000

			47,057,160
Chemicals — 0.0%
Solvay Finance SA, 5.12% (b)(l)	EUR	100	119,001
Diversified Financial Services — 0.1%
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)(b)	USD	3,652	3,545,909
HBOS Capital Funding LP, 6.85% (l)		446	451,575

			3,997,484
Diversified Telecommunication Services — 0.0%
Koninklijke KPN NV, 6.13% (b)(l)	EUR	100	120,620
Electric Utilities — 0.0%
AusNet Services Holdings Property Ltd., 5.75%, 3/17/76 (b)	USD	1,000	1,096,258
Enel SpA:
6.50%, 1/10/74 (b)	EUR	105	127,506
5.00%, 1/15/75 (b)		100	119,477
7.75%, 9/10/75 (b)	GBP	100	143,985
Gas Natural Fenosa Finance BV, 3.38% (b)(l)	EUR	1,200	1,284,333

			2,771,559
Industrial Conglomerates — 0.0%
CITIC Ltd., 8.63% (b)(l)	USD	200	224,446
Insurance — 0.0%
Assicurazioni Generali SpA, 6.42% (b)(l)	GBP	100	131,171
Credit Agricole SA, 6.50% (b)(l)	EUR	1,000	1,116,054
Dai-ichi Life Insurance Co. Ltd., 4.00% (b)(l)	USD	1,250	1,264,063
Nippon Life Insurance Co., 5.10%, 10/16/44 (b)		570	628,482

			3,139,770
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(l)		3,770	4,024,475
Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.50%, 3/25/75 (b)	EUR	100	105,072
TOTAL SA, 3.88% (b)(l)		150	178,782

			283,854
Trading Companies & Distributors — 0.0%
Noble Group Ltd., 6.00% (b)(l)	USD	400	205,000

Capital Trusts		Par (000)	Value
Wireless Telecommunication Services — 0.0%
Orange SA, 4.00% (b)(l)	EUR	350	$415,291
Telefonica Europe BV:
3.75% (b)(l)		600	670,583
4.20% (b)(l)		100	115,425
5.00% (b)(l)		100	116,908
5.88% (b)(l)		1,400	1,698,379
6.50% (b)(l)		300	361,861

			3,378,447
Total Capital Trusts — 1.0%			91,246,319

Preferred Stocks		Shares
Diversified Financial Services — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (d)		12,471	1,611,077
Manufacturing — 0.0%
Novartex Holding Luxembourg SCA, 0.00% (d)(l)		685	—
Total Preferred Stocks — 0.0%			1,611,077

Trust Preferreds		Shares
Banks — 0.1%
Citigroup Capital XIII, 7.26%, 10/30/40 (b)		349,440	9,204,250
Consumer Finance — 0.1%
GMAC Capital Trust I, 6.60%, 2/15/40 (b)		359,913	9,145,389
Total Trust Preferreds — 0.2%			18,349,639
Total Preferred Securities — 1.2%			111,207,035

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.24%, 1/01/37 (b)	USD	2,255	2,082,538
Bay Area Toll Authority RB:
6.92%, 4/01/40		3,145	4,651,109
7.04%, 4/01/50		3,180	5,110,260
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		4,425	5,237,873
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (a)		2,000	2,232,200
California Statewide Communities Development Authority RB:
5.00%, 12/01/25 (a)		1,000	1,211,910
5.00%, 12/01/26 (a)		1,000	1,207,800
Central Puget Sound Regional Transit Authority RB, 5.00%, 11/01/45		860	1,031,450
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/33		1,880	2,288,129
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		700	819,791
City of Portland, OR Sewer System Revenue RB, 5.00%, 6/15/23		2,990	3,710,112
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		1,530	1,553,730

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	57

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
City of Seattle, WA Municipal Light & Power Revenue RB:
5.00%, 4/01/23	USD	1,355	$1,665,715
5.00%, 4/01/24		1,310	1,642,923
5.00%, 4/01/25		1,210	1,539,713
City Public Service Board of San Antonio, Texas RB, 5.81%, 2/01/41		3,260	4,529,770
Clark County School District GO:
5.00%, 6/15/23		3,795	4,651,721
5.00%, 6/15/24		4,360	5,439,667
5.00%, 6/15/26		1,320	1,664,626
5.00%, 6/15/27		1,320	1,655,056
5.00%, 6/15/28		1,405	1,746,303
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		1,565	1,761,329
Commonwealth of Massachusetts GO:
5.00%, 7/01/22		1,745	2,113,055
5.00%, 7/01/22		1,390	1,683,179
5.00%, 7/01/23		4,360	5,398,072
5.00%, 7/01/25		1,745	2,235,136
5.00%, 7/01/26		1,705	2,217,591
5.00%, 7/01/28		1,705	2,255,135
Commonwealth of Pennsylvania GO:
5.00%, 9/15/24		710	878,476
5.00%, 9/15/25		335	420,412
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (d)(j)		37,230	24,385,650
Contra Costa Community College District GO, 6.50%, 8/01/34		570	784,360
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		2,490	2,531,932
5.00%, 10/01/36		1,320	1,520,785
5.00%, 10/01/38		1,600	1,854,928
County of Miami-Dade, FL GO:
5.00%, 7/01/29		810	1,017,384
5.00%, 7/01/30		810	1,010,491
5.00%, 7/01/31		810	1,005,664
5.00%, 7/01/32		810	1,000,058
5.00%, 7/01/34		1,000	1,225,820
5.00%, 7/01/35		960	1,171,190
5.00%, 7/01/36		1,000	1,215,150
5.00%, 7/01/38		1,625	1,968,346
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		1,000	1,065,960
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		4,625	5,232,956
Series A, 5.00%, 11/01/43		5,000	5,542,100
5.00%, 11/01/45		3,670	4,064,855
5.00%, 11/01/45		2,650	2,999,694
District of Columbia GO, 5.00%, 6/01/38		3,020	3,608,991
District of Columbia RB:
5.00%, 7/15/34		775	934,735
5.00%, 7/15/35		775	931,883
Eastern Municipal Water District Financing Authority RB, 5.00%, 7/01/33		850	1,066,333
Energy Northwest RB:
2.81%, 7/01/24		3,200	3,342,816
5.00%, 7/01/27		1,590	2,043,229
5.00%, 7/01/28		775	987,149
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		600	657,498
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		840	1,036,132
5.00%, 11/15/30		915	1,125,413
5.00%, 11/15/34		840	1,018,634
5.00%, 1/01/44		1,190	1,378,484

Taxable Municipal Bonds		Par (000)	Value
Horry County School District, SC GO:
5.00%, 3/01/19	USD	885	$983,076
5.00%, 3/01/20		885	1,005,519
5.00%, 3/01/22		1,295	1,558,015
5.00%, 3/01/23		1,435	1,767,633
5.00%, 3/01/24		1,520	1,911,871
5.00%, 3/01/25		870	1,113,965
Los Angeles Community College District GO, 6.60%, 8/01/42		2,505	3,862,961
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		1,065	1,666,129
Los Angeles Unified School District, 5.75%, 7/01/34		415	552,875
Los Angeles Unified School District GO:
5.00%, 7/01/30		1,740	2,209,208
6.76%, 7/01/34		4,355	6,322,415
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 7/01/27		815	996,476
Massachusetts Clean Water Trust RB:
5.00%, 2/01/25		1,335	1,713,366
5.00%, 2/01/26		1,565	2,042,591
5.00%, 2/01/27		1,260	1,636,979
5.00%, 2/01/28		1,140	1,468,480
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		1,375	1,560,570
Metropolitan Transportation Authority RB:
5.87%, 11/15/39		735	960,189
6.67%, 11/15/39		350	502,383
6.69%, 11/15/40		1,160	1,667,929
6.81%, 11/15/40		860	1,246,708
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		1,060	1,641,707
5.00%, 10/01/53		1,000	1,129,840
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		1,300	1,559,506
Michigan Finance Authority RB, 5.00%, 6/01/39		840	975,526
Minneapolis-St. Paul Metropolitan Airports Commission RB:
5.00%, 1/01/28 (r)		880	1,128,063
5.00%, 1/01/29 (r)		880	1,121,490
5.00%, 1/01/30 (r)		880	1,109,416
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,610	2,186,428
New Jersey Educational Facilities Authority RB, 5.00%, 7/01/23		1,795	2,243,445
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		2,329	3,654,853
New Jersey Transportation Trust Fund Authority RB:
0.00%, 12/15/27 (i)		2,630	1,826,824
0.00%, 12/15/31 (i)		2,630	1,494,734
New Jersey Transportation Trust Fund Authority RB AGM, 0.00%, 12/15/33 (i)		2,630	1,404,210
New Jersey Transportation Trust Fund Authority RB AMBAC:
0.00%, 12/15/35 (i)		2,630	1,201,594
0.00%, 12/15/36 (i)		2,630	1,151,283
New Jersey Turnpike Authority RB, 5.00%, 1/01/45		775	915,477
New York City Transitional Finance Authority Future Tax Secured Revenue RB, 2.28%, 5/01/26		2,930	2,914,969
New York City Water & Sewer System RB:
5.75%, 6/15/41		1,330	1,894,585
6.01%, 6/15/42		665	963,119
5.38%, 6/15/43		4,410	5,150,395

See Notes to Consolidated Financial Statements.

58	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
5.50%, 6/15/43	USD	5,285	$6,204,061
5.88%, 6/15/44		1,195	1,731,197
New York State Dormitory Authority RB:
5.00%, 3/15/20		2,890	3,285,959
5.00%, 3/15/25		5,790	7,420,580
5.00%, 3/15/32		1,395	1,732,785
5.00%, 3/15/32		1,380	1,684,759
5.00%, 3/15/37		1,140	1,368,866
5.00%, 3/15/37		830	998,531
5.00%, 3/15/38		1,240	1,487,988
5.00%, 3/15/39		575	689,120
5.39%, 3/15/40		1,470	1,955,262
New York State Housing Finance Agency RB, 3.25%, 11/01/41		815	821,381
New York State Thruway Authority RB:
5.00%, 5/01/19		485	534,751
5.00%, 1/01/31		1,300	1,570,023
New York State Urban Development Corp. RB:
5.00%, 3/15/24		470	590,936
5.00%, 3/15/25		2,020	2,581,479
5.00%, 3/15/26		3,575	4,632,092
5.00%, 3/15/27		550	708,730
5.00%, 3/15/28		680	860,608
New York Transportation Development Corp. RB:
5.00%, 7/01/46		2,000	2,259,420
5.25%, 1/01/50		3,290	3,789,915
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		2,790	4,065,644
Orange County Sanitation District RB, 5.00%, 2/01/34		1,000	1,239,470
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		1,000	1,174,760
5.00%, 12/31/38		320	371,686
Port Authority of New York & New Jersey RB:
5.00%, 10/15/44		1,025	1,197,610
4.96%, 8/01/46		1,970	2,469,651
4.93%, 10/01/51		1,045	1,304,275
4.46%, 10/01/62		3,505	4,049,712
4.81%, 10/15/65		1,740	2,119,790
Port of Morrow, OR RB, 2.99%, 9/01/36		2,150	2,139,594
Public Power Generation Agency RB, 5.00%, 1/01/34		35	42,194
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		2,860	4,105,072
San Diego County Water Authority Financing Corp. RB:
5.00%, 5/01/32		850	1,068,892
5.00%, 5/01/33		1,730	2,166,946
South Carolina Public Service Authority RB, 2.39%, 12/01/23		3,844	3,921,341
State of California GO:
5.00%, 9/01/17		1,740	1,806,851
5.00%, 9/01/27		2,010	2,580,639
5.00%, 9/01/32		815	1,011,611
7.50%, 4/01/34		2,210	3,363,443
4.99%, 4/01/39		1,550	1,666,684
7.55%, 4/01/39		3,715	5,933,412
7.30%, 10/01/39		820	1,249,803
7.35%, 11/01/39		1,650	2,527,371
7.60%, 11/01/40		6,115	9,949,472
State of Georgia GO:
5.00%, 7/01/23		4,165	5,199,378
5.00%, 7/01/24		6,090	7,759,513
5.00%, 2/01/26		1,945	2,544,488
5.00%, 7/01/26		855	1,126,471
5.00%, 2/01/29		955	1,220,843

Taxable Municipal Bonds		Par (000)	Value
State of Hawaii GO:
5.00%, 10/01/27 (r)	USD	2,670	$3,426,678
5.00%, 10/01/28 (r)		1,000	1,272,970
State of Illinois GO, 5.10%, 6/01/33		8,190	7,881,483
State of Maryland GO:
5.00%, 6/01/23		1,630	2,031,094
5.00%, 6/01/24		1,630	2,073,279
State of Minnesota GO, 5.00%, 8/01/27		2,160	2,823,422
State of Nevada Highway Improvement Revenue RB:
5.00%, 12/01/27		1,590	2,035,582
5.00%, 12/01/28		750	953,077
State of New Jersey GO:
5.00%, 6/01/27		1,000	1,218,710
5.00%, 6/01/32		1,000	1,179,230
State of North Carolina GO:
5.00%, 6/01/24		2,150	2,734,693
5.00%, 6/01/25		3,500	4,529,420
5.00%, 6/01/25		2,080	2,691,770
5.00%, 6/01/26		3,500	4,604,915
5.00%, 6/01/27		2,500	3,266,700
State of Ohio GO:
5.00%, 12/15/23		2,690	3,367,127
5.00%, 9/15/24		2,000	2,535,660
State of Washington GO:
5.00%, 8/01/25		1,710	2,184,833
5.00%, 8/01/26		1,710	2,216,126
5.00%, 8/01/27		1,710	2,195,007
5.00%, 7/01/28		1,280	1,580,634
5.00%, 8/01/28		2,000	2,545,220
5.00%, 8/01/29		2,000	2,528,860
5.00%, 8/01/30		2,000	2,512,960
5.00%, 8/01/31		2,000	2,500,840
5.00%, 8/01/32		2,000	2,488,820
State of Wisconsin GO, 5.00%, 5/01/34		2,355	2,876,538
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		1,640	1,859,498
Tobacco Settlement Finance Authority RB, 7.47%, 6/01/47		3,055	2,941,385
Tobacco Settlement Financing Corp. RB, 6.71%, 6/01/46		3,325	2,851,387
University of Arizona RB, 5.00%, 8/01/39		1,285	1,525,359
University of California RB, 4.86%, 5/15/12		1,415	1,564,084
Washington Health Care Facilities Authority RB, 5.00%, 10/01/38		2,600	3,075,020
West Virginia Hospital Finance Authority RB:
5.00%, 6/01/19		895	984,151
5.00%, 6/01/20		965	1,094,561
5.00%, 6/01/21		960	1,116,451
5.00%, 6/01/22		1,050	1,250,687
5.00%, 6/01/23		870	1,054,466
5.00%, 6/01/24		935	1,153,566
Total Taxable Municipal Bonds — 4.8%			443,791,525

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.1%
Fannie Mae, 6.63%, 11/15/30		1,450	2,204,896
Freddie Mac:
3.75%, 3/27/19		3,650	3,901,408
4.88%, 6/13/18		4,300	4,592,993

			10,699,297

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	59

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 1.0%
Fannie Mae:
Series 2005-48, Class AR, 5.50%, 2/25/35	USD	8	$8,056
Series 2013-C01, Class M2, 5.77%, 10/25/23 (b)		5,505	6,095,126
Series 2016-40, Class JF, 1.02%, 7/25/46 (b)		3,347	3,344,535
Series 2016-44, Class FA, 1.02%, 7/25/46 (b)		3,304	3,305,062
Series 2016-46, Class HF, 1.02%, 7/25/46 (b)		3,509	3,506,360
Series 2016-49, Class EF, 0.93%, 8/25/46 (b)		2,059	2,056,363
Series 2016-52, Class MF, 1.02%, 8/25/46 (b)		2,090	2,088,692
Series 2016-55, Class FK, 1.02%, 8/25/46 (b)		3,192	3,191,768
Series 2016-60, Class FD, 0.89%, 9/25/46 (b)		4,178	4,174,485
Series 2016-60, Class LF, 0.89%, 9/25/46 (b)		13,998	13,986,787
Series 2016-63, Class AF, 1.01%, 7/01/46 (b)		2,250	2,251,929
Series 2016-64, Class FA, 0.93%, 5/01/46 (b)		5,808	5,800,739
Series 2016-64, Class FP, 0.93%, 8/25/46 (b)		5,707	5,700,664
Series 2016-67, Class FB, 1.01%, 9/25/46 (b)		4,281	4,275,735
Series 2016-69, Class BF, 0.83%, 5/01/35 (b)		6,030	6,020,578
Series 2016-C02, Class 1M2, 6.52%, 9/25/28 (b)		640	707,289
Series 2016-C04, Class 1M2, 4.77%, 1/25/29 (b)		5,140	5,284,703
Series 2016-C05, Class 2M2, 4.97%, 1/25/29 (b)		5,810	6,002,182
Freddie Mac:
Series 2016-DNA4, Class M3, 4.52%, 3/25/29 (b)		3,200	3,221,500
Series 2016-HQA3, Class M3, 4.37%, 3/25/29 (b)		3,420	3,420,000
Series 4588, Class FA, 1.02%, 6/15/46 (b)		4,154	4,147,584
Series 4589, Class TF, 1.02%, 6/15/46 (b)		1,371	1,371,299
Series 4594, Class FG, 1.02%, 6/15/46 (b)		3,857	3,863,811
Series 4604, Class FH, 1.02%, 8/15/46 (b)		2,692	2,686,773

			96,512,020
Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		3,073	3,390,904
Series 2015-M10, Class A2, 3.09%, 4/25/27 (b)		1,000	1,080,201
Freddie Mac:
Series K034, Class A2, 3.53%, 7/25/23 (b)		1,220	1,350,532
Series K036, Class A2, 3.53%, 10/25/23 (b)		1,340	1,484,303
Series K046, Class A2, 3.21%, 3/25/25		890	970,507
Series K050, Class A2, 3.33%, 8/25/25 (b)		1,340	1,475,225
Series K055, Class A2, 2.67%, 3/25/26		1,680	1,757,770

U.S. Government Sponsored Agency Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series KJ07, Class A2, 2.31%, 10/25/22	USD	1,290	$1,321,919
Series KPLB, Class A, 2.77%, 5/25/25		2,700	2,831,898

			15,663,259
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae, Series 2015-103, Class CI, 4.00%, 7/20/45-5/20/46		23,215	1,828,795
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M5, Class X2, 2.42%, 1/25/22 (b)		11,758	963,859
Series 2014-M13, Class X2, 0.24%, 8/25/24 (b)		126,047	1,308,459
Series 2015-M4, Class X2, 0.66%, 7/25/22 (b)		41,196	1,052,155
Freddie Mac:
Series K038, Class X1, 1.19%, 3/25/24 (b)		10,197	730,019
Series K049, Class X1, 0.74%, 7/25/25 (b)		8,825	391,005
Series K055, Class X1, 1.50%, 3/25/26 (b)		24,944	2,594,053
Series K056, Class X1, 1.40%, 5/25/26 (b)		9,947	960,149
Series K718, Class X1, 0.77%, 1/25/22 (b)		6,061	174,416
Series K721, Class X1, 0.46%, 8/25/22 (b)		12,884	223,355
Ginnie Mae:
Series 2012-120, Class IO, 0.88%, 2/16/53 (b)		18,289	1,053,259
Series 2014-172, Class IO, 1.06%, 1/16/49 (b)		25,166	1,539,737
Series 2014-40, Class AI, 1.00%, 2/16/39		13,123	366,253
Series 2014-52, Class AI, 0.83%, 8/16/41		9,582	265,322
Series 2016-110, Class IO, 1.07%, 5/16/58 (b)		6,932	592,463
Series 2016-119, Class IO, 1.13%, 10/16/52 (b)		10,330	910,331
Series 2016-125, Class IO, 1.15%, 12/16/57 (b)		10,520	939,814
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		9,500	777,071

			14,841,720
Mortgage-Backed Securities — 55.4%
Fannie Mae Mortgage-Backed Securities:
2.22%, 10/01/42 (b)		2,011	2,099,309
2.50%, 5/01/26-10/01/31 (s)		79,397	82,290,493
2.54%, 8/01/28		1,962	2,018,940
2.69%, 4/01/25		1,170	1,223,458
3.00%, 1/01/29-10/01/46 (k)(s)		542,114	567,703,888
3.16%, 12/01/40 (b)		1,913	2,010,688
3.50%, 9/01/23-10/01/46 (k)(s)		1,070,147	1,133,005,173
4.00%, 1/01/25-10/01/46 (s)(t)		1,142,839	1,231,210,662
4.50%, 2/01/25-10/01/46 (k)(s)		193,190	211,796,425
5.00%, 5/01/23-10/01/46 (s)		78,264	87,611,139
5.50%, 12/01/32-10/01/46 (s)		44,780	50,856,217
6.00%, 2/01/34-10/01/46 (s)		45,480	52,249,144
6.50%, 5/01/40		5,618	6,480,046
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/29-10/01/31 (s)		47,744	49,510,645

See Notes to Consolidated Financial Statements.

60	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
2.91%, 6/01/42 (b)	USD	2,208	$2,287,209
3.00%, 1/01/30-10/01/46 (s)		149,192	155,976,068
3.50%, 2/01/24-10/01/46 (s)		450,595	477,198,642
4.00%, 8/01/40-10/01/46 (s)		187,893	201,819,074
4.50%, 2/01/39-10/01/46 (s)		63,018	69,081,575
5.00%, 7/01/35-11/01/41 (k)		20,322	22,624,084
5.50%, 10/01/39-6/01/41		5,751	6,498,813
6.00%, 10/01/46 (s)		15,600	17,817,796
Ginnie Mae Mortgage-Backed Securities:
2.13%, 5/20/34 (b)		776	807,299
3.00%, 10/15/46 (s)		172,181	180,365,898
3.50%, 12/20/41-10/15/46 (s)		264,180	280,898,404
4.00%, 9/20/40-10/15/46 (s)(t)		128,864	138,215,892
4.50%, 8/20/38-10/15/46 (s)		93,667	101,854,777
5.00%, 12/15/38-7/20/44		11,844	13,169,192
5.50%, 10/15/46 (s)		5,800	6,402,656

			5,155,083,606
Total U.S. Government Sponsored Agency Securities — 56.9%			5,294,628,697

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.00%, 11/15/45 (k)		136,283	155,501,084
2.50%, 2/15/46-5/15/46 (k)		141,992	146,840,710
2.25%, 8/15/46 (k)		94,696	92,979,242
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46		3,047	3,368,193
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21-7/15/26 (k)(u)		327,615	333,783,757
0.63%, 1/15/26		87,094	91,595,196
U.S. Treasury Notes:
0.75%, 2/28/18-7/15/19 (k)(u)		643,497	642,617,692
0.88%, 3/31/18-5/15/19 (k)		276,084	276,586,091
1.00%, 3/15/19 (k)		290,485	291,596,977
1.25%, 3/31/21-7/31/23 (k)		64,364	63,964,190
1.38%, 4/30/21-6/30/23 (k)		262,080	262,939,119
1.13%, 6/30/21-9/30/21 (k)		596,764	596,115,425
1.50%, 3/31/23-8/15/26 (k)		97,766	97,852,269
1.63%, 4/30/23 (k)		47,856	48,553,262
2.00%, 8/15/25 (u)		91,051	94,223,581
2.25%, 11/15/25 (k)		77,201	81,495,306
U.S. Treasury Strips, 0.00%, 5/15/36 (i)(k)		14,105	9,065,199
Total U.S. Treasury Obligations — 35.3%			3,289,077,293
Total Long-Term Investments (Cost — $14,335,624,533) — 156.0%			14,523,647,478

Short-Term Securities
Borrowed Bond Agreements — 5.2% (v)
Barclays Bank PLC, (2.00)%, Open (w) (Purchased on 9/16/16 to be repurchased at $740,351, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 694,000 and $737,722, respectively)		741	740,845
Barclays Bank PLC, (2.00)%, Open (w) (Purchased on 9/19/16 to be repurchased at $736,924, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 694,000 and $737,722, respectively)		737	737,375

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
Barclays Bank PLC, (1.60)%, Open (w) (Purchased on 1/14/16 to be repurchased at EUR 99,765, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 100,000 and $119,637, respectively)	EUR	101	$113,377
Barclays Bank PLC, (0.95)%, Open (w) (Purchased on 6/01/16 to be repurchased at EUR 10,738,603, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 8,190,000 and $11,995,522, respectively)		10,773	12,102,233
Barclays Bank PLC, (0.95)%, Open (w) (Purchased on 6/01/16 to be repurchased at EUR 10,738,789, collateralized by Buoni Poliennali Del Tesoro, 2.15% due at 12/15/21, par and fair value of EUR 9,820,000 and $12,048,675, respectively)		10,773	12,102,443
Barclays Bank PLC, (0.95)%, Open (w) (Purchased on 6/27/16 to be repurchased at EUR 16,158,374, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 12,300,000 and $18,015,254, respectively)		16,199	18,197,702
Barclays Capital, Inc., (0.55)%, Open (w) (Purchased on 8/30/16 to be repurchased at $6,518,479, collateralized by BHP Billiton Finance USA Ltd., 3.85% due at 9/30/23, par and fair value of USD 5,882,000 and $6,439,355, respectively)	USD	6,522	6,521,667
BNP Paribas Securities Corp., 1.05%, 10/03/16 (Purchased on 9/30/16 to be repurchased at $127,908,326, collateralized by U.S. Treasury Notes, 1.38% due at 4/30/21, par and fair value of USD 125,543,200 and $126,857,512, respectively)		127,897	127,897,135
Citigroup Global Markets Limited, (1.75)%, Open (w) (Purchased on 1/12/16 to be repurchased at $532,751, collateralized by Bank of Communications Co. Ltd., 5.00% (l), par and fair value of USD 500,000 and $514,400, respectively)		540	539,650
Citigroup Global Markets, Inc., (0.50)%, Open (w) (Purchased on 9/08/16 to be repurchased at $8,577,140, collateralized by Rio Tinto Finance USA Ltd., 3.75% due at 6/15/25, par and fair value of USD 8,000,000 and $8,606,808, respectively)		8,580	8,580,000
Citigroup Global Markets, Inc., (0.25)%, Open (w) (Purchased on 9/19/16 to be repurchased at $2,235,092, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 1,998,000 and $2,220,777, respectively)		2,235	2,235,263
Citigroup Global Markets, Inc., 0.05%, Open (w) (Purchased on 1/26/16 to be repurchased at $1,982,566, collateralized by Eaton Corp., 4.15% due at 11/02/42, par and fair value of USD 2,100,000 and $2,242,044, respectively)		1,982	1,981,875

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	61

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
Citigroup Global Markets, Inc., 0.10%, Open (w) (Purchased on 2/08/16 to be repurchased at $7,848,685, collateralized by Shell International Finance BV, 3.25% due at 5/11/25, par and fair value of USD 8,300,000 and $8,743,826, respectively)	USD	7,844	$7,843,500
Citigroup Global Markets, Inc., 1.16%, Open (w) (Purchased on 7/01/16 to be repurchased at $4,579,019, collateralized by U.S. Treasury Notes, 1.38% due at 5/31/21, par and fair value of USD 4,470,200 and $4,518,568, respectively)		4,565	4,565,192
Credit Suisse Securities (USA) LLC, (0.25)%, Open (w) (Purchased on 9/16/16 to be repurchased at $775,480, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 694,000 and $771,381, respectively)		776	775,545
Credit Suisse Securities (USA) LLC, (0.25)%, Open (w) (Purchased on 9/19/16 to be repurchased at $3,106,643, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 2,774,000 and $3,083,301, respectively)		3,107	3,106,880
Credit Suisse Securities (USA) LLC, 0.25%, 10/03/16 (Purchased on 9/30/16 to be repurchased at $66,574,537, collateralized by U.S. Treasury Notes, 1.50% due at 8/15/26, par and fair value of USD 66,740,000 and $66,090,820, respectively)		66,573	66,573,150
Credit Suisse Securities (USA) LLC, 0.69%, Open (w) (Purchased on 5/06/16 to be repurchased at $59,197,706, collateralized by U.S. Treasury Notes, 0.75% due at 4/30/18, par and fair value of USD 59,028,000 and $59,034,906, respectively)		59,028	59,028,000
Credit Suisse Securities (USA) LLC, 0.95%, 10/03/16 (Purchased on 9/30/16 to be repurchased at $28,014,568, collateralized by U.S. Treasury Notes, 1.63% due at 2/15/26, par and fair value of USD 27,735,000 and $27,782,676, respectively)		28,012	28,012,350
Deutsche Bank AG, 0.17%, 10/10/16 (Purchased on 9/30/16 to be repurchased at GBP 12,904,147, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/46, par and fair value of GBP 7,502,000 and $16,677,894, respectively)	GBP	12,904	16,725,066
Deutsche Bank Securities, Inc., 0.40%, 10/03/16 (Purchased on 9/02/16 to be repurchased at $9,472,958, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 13,601,000 and $9,232,127, respectively)	USD	9,470	9,469,696
Deutsche Bank Securities, Inc., 0.40%, 10/31/16 (Purchased on 9/30/16 to be repurchased at $9,251,866, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 13,601,000 and $9,232,127, respectively)		9,249	9,248,680

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
Deutsche Bank Securities, Inc., 1.10%, Open (w) (Purchased on 5/05/16 to be repurchased at $3,515,327, collateralized by U.S. Treasury Notes, 1.75% due at 1/31/23, par and fair value of USD 3,439,000 and $3,520,274, respectively)	USD	3,499	$3,499,183
J.P. Morgan Securities LLC, 0.92%, 10/03/16 (Purchased on 9/30/16 to be repurchased at $32,850,748, collateralized by U.S. Treasury Notes, 1.63% due at 5/15/26, par and fair value of USD 32,523,000 and $32,566,190, respectively)		32,848	32,848,230
J.P. Morgan Securities PLC, (1.05)%, Open (w) (Purchased on 2/16/16 to be repurchased at EUR 105,239, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 100,000 and $120,611, respectively)	EUR	106	119,015
J.P. Morgan Securities PLC, (0.75)%, Open (w) (Purchased on 7/12/16 to be repurchased at $571,487, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (l), par and fair value of USD 500,000 and $529,643, respectively)	USD	572	572,453
Nomura Securities International, Inc., 0.55%, Open (w) (Purchased on 8/03/16 to be repurchased at $37,508,373, collateralized by U.S. Treasury Notes, 0.88% due at 6/15/19, par and fair value of USD 37,380,000 and $37,390,205, respectively)		37,473	37,473,450
RBC Capital Markets, LLC, 0.15%, Open (w) (Purchased on 1/22/16 to be repurchased at $3,173,078, collateralized by Praxair, Inc., 3.20% due at 1/30/26, par and fair value of USD 3,100,000 and $3,318,138, respectively)		3,170	3,169,750
RBC Capital Markets, LLC, 0.15%, Open (w) (Purchased on 1/27/16 to be repurchased at $2,870,487, collateralized by Exxon Mobil Corp., 3.57% due at 3/06/45, par and fair value of USD 3,100,000 and $3,141,128, respectively)		2,868	2,867,500
RBC Capital Markets, LLC, 0.15%, Open (w) (Purchased on 12/17/15 to be repurchased at $2,534,309, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, par and fair value of USD 2,500,000 and $2,692,858, respectively)		2,531	2,531,250
RBC Capital Markets, LLC, 0.15%, Open (w) (Purchased on 5/05/16 to be repurchased at $1,411,364, collateralized by Caterpillar, Inc., 3.80% due at 8/15/42, par and fair value of USD 1,400,000 and $1,434,867, respectively)		1,411	1,410,500
RBC Capital Markets, LLC, 0.15%, Open (w) (Purchased on 6/20/16 to be repurchased at $5,438,333, collateralized by Freeport-McMoRan, Inc., 5.45% due at 3/15/43, par and fair value of USD 7,200,000 and $5,778,000, respectively)		5,436	5,436,000

			487,024,955

See Notes to Consolidated Financial Statements.

62	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Certificates of Deposit		Par (000)	Value
Domestic — 0.3%
Wells Fargo Bank N.A., 1.34%, 9/22/17 (b)	USD	24,620	$24,617,784
Yankee — 1.9% (x)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.43%, 8/17/17 (b)		25,030	25,072,276
Cooperatieve Rabobank UA, New York, 1.31%, 8/16/17 (b)		25,030	25,043,992
Credit Industriel et Commercial, New York, 1.41%, 8/16/17 (b)		25,030	25,066,094
Credit Suisse AG, New York, 1.58%, 8/16/17 (b)		12,280	12,297,855
Credit Suisse AG, New York, 1.61%, 8/24/17 (b)		12,080	12,096,042
Skandinaviska Enskilda Banken AB, New York, 1.29%, 8/17/17 (b)		25,030	25,039,361
Sumitomo Mitsui Banking Corp., New York, 1.43%, 8/18/17 (b)		13,070	13,073,595
Toronto-Dominion Bank, New York, 1.30%, 8/15/17 (b)		24,630	24,645,172
UBS AG, Stamford, 1.53%, 9/01/17		12,740	12,741,665

			175,076,052
Total Certificates of Deposit — 2.2%			199,693,836

Commercial Paper
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)(y)		12,820	12,832,576
BPCE SA, 1.49%, 8/14/17 (y)		25,150	24,830,092
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17 (y)		24,820	24,509,144
Nordea Bank AB, 1.21%, 3/09/17 (y)		12,250	12,195,174
Norinchukin Bank, (New York Branch), 1.20%, 2/22/17 (b)(y)		12,930	12,936,299
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)(y)		25,030	25,045,023
Svenska Handelsbanken AB, (New York Branch), 1.20%, 2/27/17 (b)(y)		12,610	12,615,949
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)(y)		12,860	12,876,173
Total Commercial Paper — 1.5%			137,840,430

Foreign Agency Obligations — 1.1%
Japan Treasury Discount Bill, 0.26%, 2/10/17 (y)	JPY	10,000,000	98,703,220

Money Market Funds		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (n)(z)		277,766,479	277,766,479

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (n)(z)(1)	USD	2,082	2,081,765
Total Money Market Funds — 3.0%			279,848,244

Taxable Municipal Bonds	Par (000)		Value
State of Colorado RB, 3.00%, 6/27/17	USD	1,750	$ 1,777,353
Total Taxable Municipal Bonds — 0.0%			1,777,353
Total Short-Term Securities (Cost — $1,205,396,680) — 13.0%			1,204,888,038

Options Purchased
(Cost — $34,363,811) — 0.2%			21,265,684
Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $15,575,385,024) — 169.2%			15,749,801,200

TBA Sale Commitments (s)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/31		105,424	(109,193,382)
3.00%, 10/01/31-10/01/46		517,512	(539,406,837)
3.50%, 10/01/31-10/01/46		849,958	(896,598,315)
4.00%, 10/01/46		617,236	(662,719,903)
4.50%, 10/01/46		128,891	(141,102,737)
5.00%, 10/01/46		17,534	(19,472,307)
5.50%, 10/01/46		3,570	(4,022,944)
6.00%, 10/01/46		19,799	(22,694,960)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/31		1,530	(1,584,984)
3.00%, 10/01/31-10/01/46		5,201	(5,426,694)
3.50%, 10/01/31-10/01/46		211,504	(223,134,497)
4.00%, 10/01/46		83,901	(89,995,292)
4.50%, 10/01/46		16,604	(18,179,758)
6.00%, 10/01/46		7,800	(8,911,640)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46		2,643	(2,768,749)
3.50%, 10/15/46		8,656	(9,194,429)
4.00%, 10/15/46		6,987	(7,492,598)
4.50%, 10/15/46		6,154	(6,639,443)
Total TBA Sale Commitments (Proceeds — $2,765,294,684) — (29.8)%			(2,768,539,469)

Options Written
(Premiums Received — $13,530,334) — (0.1)%			(7,719,763)

Borrowed Bonds		Par (000)
Corporate Bonds — (0.5)%
Bank of Communications Co. Ltd., 5.00% (b)(l)		500	(514,400)
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		5,882	(6,439,355)
Caterpillar, Inc.,
3.40%, 5/15/24		2,500	(2,692,858)
3.80%, 8/15/42		1,400	(1,434,867)
Eaton Corp., 4.15%, 11/02/42		2,100	(2,242,044)
Exxon Mobil Corp., 3.57%, 3/06/45		3,100	(3,141,128)
Freeport-McMoRan, Inc., 5.45%, 3/15/43		7,200	(5,778,000)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	63

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Borrowed Bonds		Par (000)	Value
Corporate Bonds (continued)
Grupo Antolin Dutch BV, 5.13%, 6/30/22	EUR	100	$(119,637)
Praxair, Inc., 3.20%, 1/30/26	USD	3,100	(3,318,138)
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25		8,000	(8,606,808)
Shell International Finance BV, 3.25%, 5/11/25		8,300	(8,743,826)
Syngenta Finance NV, 1.88%, 11/02/21	EUR	100	(120,611)

			(43,151,672)
Foreign Agency Obligations — (0.0)%
Industrial & Commercial Bank of China Ltd., 6.00% (b)(l)	USD	500	(529,643)

			(529,643)
Foreign Government Obligations — (0.7)%
Buoni Poliennali Del Tesoro, 2.15%, 12/15/21	EUR	9,820	(12,048,675)
Kingdom of Spain, 5.85%, 1/31/22		20,490	(30,010,776)
United Kingdom Gilt Inflation Linked Bond, 0.13%, 3/22/46	GBP	7,502	(16,677,894)
United Mexican States,
5.13%, 1/15/20	USD	5,466	(6,075,459)
3.50%, 1/21/21		1,388	(1,475,444)
U.S. Treasury Obligations — (3.9)%
U.S. Treasury Notes:
0.75%, 4/30/18		59,028	(59,034,906)
0.88%, 6/15/19		37,380	(37,390,205)
1.38%, 4/30/21-5/31/21		130,013	(131,376,080)
1.75%, 1/31/23		3,439	(3,520,274)
1.63%, 2/15/26-5/15/26		60,258	(60,348,866)
1.50%, 8/15/26		66,740	(66,090,820)
U.S. Treasury Strips, 0.00%, 2/15/36 (i)		13,601	(9,232,127)

			(366,993,278)
Total Borrowed Bonds (Proceeds — $472,313,017) — (5.1)%			(476,962,841)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 134.2%			12,496,579,127
Liabilities in Excess of Other Assets — (34.2)%			(3,186,619,144)

Net Assets — 100.0%			$9,309,959,983

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Non-income producing security.

(e)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	Security, or a portion of security, is on loan.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Convertible security.

(i)	Zero-coupon bond.

See Notes to Consolidated Financial Statements.

64	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

(j)	Issuer filed for bankruptcy and/or is in default.

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements. (l) Perpetual security with no stated maturity date.

(m)	U.S. dollar denominated security issued by foreign domiciled entity.

(n)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2015	Par/Shares/ Beneficial Interest Purchased		Par/Shares Sold	Par/Shares Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain (Loss)/ Capital Gain
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$ 7,237	—		$(217)	$7,020	$6,909	$53		$ 1
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—		—	—	—	72,163		645
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	277,766,479	[1]	—	277,766,479	277,766,479	2,581		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$ 2,081,765	[1]	—	$2,081,765	2,081,765	165,317	[2]	—
iShares iBoxx $ High Yield Corporate Bond ETF	424,587	3,735,265		(4,159,852)	—	—	4,006,172		3,056,879
iShares MSCI Emerging Markets ETF	—	195,243		(125,000)	70,243	2,630,600	—		(38,636)
iShares U.S. Preferred Stock ETF	—	1,100,000		(1,100,000)	—	—	702,647		1,273,397
Total						$282,485,753	$4,948,933		$4,292,286

[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(o)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(p)	Amount is less than $500.

(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(r)	When-issued security.

(s)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Amherst Pierpont Securities LLC	$3,219,805	$ (1,405)
Barclays Capital, Inc.	$(169,658,338)	$ (715,125)
BNP Paribas Securities Corp.	$45,375,885	$ 76,061
Citigroup Global Markets, Inc.	$(499,144)	$ (10,525)
Credit Suisse Securities (USA) LLC	$(275,823,158)	$ (59,140)
Deutsche Bank Securities, Inc.	—	$ 8,338
Goldman Sachs & Co.	$292,414,491	$1,012,772
J.P. Morgan Securities LLC	$(220,933,323)	$ (295,658)
Jefferies LLC	$78,378,160	$ 77,671
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$163,720,775	$ (40,476)
Morgan Stanley & Co. LLC	$(10,643,171)	$ 77,776
Nomura Securities International, Inc.	$64,228,914	$ 94,279
RBC Capital Markets, LLC	$(93,520,974)	$ (175,294)
Wells Fargo Securities, LLC	$20,092,234	$ 44,250

(t)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(u)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(v)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(w)	The amount to be repurchased assumes the maturity will be the day after the period end.

(x)	Issuer is a U.S. branch of a foreign domiciled bank.

(y)	Rates are discount rates or a range of discount rates at the time of purchase.

(z)	Current yield as of period end.

(1)	Security was purchased with the cash collateral from loaned securities. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(2)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	65

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Agricole Corporate and Investment Bank S.A.	0.43%	5/17/16	Open	$40,250,000	$40,316,826	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.40%	6/08/16	Open	249,375,000	249,699,188	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.43%	6/09/16	Open	24,968,750	25,003,346	U.S. Treasury Obligations	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	6/29/16	Open	433,550	434,275	Corporate Bonds	Open/Demand[1]
Nomura Securities International, Inc.	0.46%	7/08/16	Open	101,125,000	101,237,417	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.50%	7/14/16	Open	128,012,500	128,156,514	U.S. Treasury Obligations	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.55%	9/02/16	10/03/16	9,221,144	9,225,511	U.S. Treasury Obligations	Overnight
Bank of Montreal	0.55%	9/13/16	Open	38,095,000	38,106,640	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	0.40%	9/13/16	Open	84,575,000	84,593,794	U.S. Treasury Obligations	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	9/13/16	Open	2,572,235	2,573,058	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.72%	9/13/16	10/13/16	216,185,000	216,267,150	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	0.73%	9/13/16	10/13/16	426,958,000	427,122,497	U.S. Government Sponsored Agency Securities	Up to 30 Days
Bank of Montreal	0.54%	9/16/16	Open	32,725,000	32,733,345	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	0.54%	9/16/16	Open	61,686,250	61,701,980	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	0.46%	9/19/16	Open	149,812,500	149,839,300	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.44%	9/19/16	Open	49,812,500	49,821,023	U.S. Treasury Obligations	Open/Demand[1]
RBC Capital Markets, LLC	0.73%	9/19/16	10/13/16	15,978,000	15,982,536	U.S. Government Sponsored Agency Securities	Up to 30 Days
Nomura Securities International, Inc.	0.55%	9/27/16	Open	59,925,000	59,930,493	U.S. Treasury Obligations	Open/Demand[1]
RBC Capital Markets, LLC	0.73%	9/29/16	10/13/16	19,246,000	19,247,561	U.S. Government Sponsored Agency Securities	Up to 30 Days
Bank of Montreal	1.10%	9/30/16	Open	45,770,000	45,774,196	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	1.30%	9/30/16	Open	82,293,750	82,302,665	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	1.30%	9/30/16	Open	90,407,500	90,417,294	U.S. Treasury Obligations	Open/Demand[1]
Amherst Pierpont Securities LLC	1.05%	9/30/16	10/03/16	58,977,986	58,983,147	U.S. Treasury Obligations	Overnight
Amherst Pierpont Securities LLC	1.40%	9/30/16	10/03/16	65,081,250	65,088,843	U.S. Treasury Obligations	Overnight
Barclays Capital, Inc.	1.40%	9/30/16	10/03/16	100,000,000	100,011,667	U.S. Treasury Obligations	Overnight
Barclays Capital, Inc.	1.15%	9/30/16	10/03/16	338,360,122	338,392,548	U.S. Treasury Obligations	Overnight
BNP Paribas Securities Corp.	1.40%	9/30/16	10/03/16	129,843,750	129,858,898	U.S. Treasury Obligations	Overnight
Citigroup Global Markets, Inc.	1.50%	9/30/16	10/03/16	100,000,000	100,012,500	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.45%	9/30/16	10/03/16	238,177,960	238,206,740	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.20%	9/30/16	10/03/16	73,393,743	73,394,966	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.40%	9/30/16	10/03/16	100,625,000	100,636,740	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.30%	9/30/16	10/03/16	160,679,698	160,683,715	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.89%	9/30/16	10/03/16	38,095	38,098	U.S. Treasury Obligations	Overnight

See Notes to Consolidated Financial Statements.

66	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.35%	9/30/16	10/03/16	$ 20,075,000	$ 20,077,258	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.55%	9/30/16	11/03/16	9,080,094	9,080,094	U.S. Treasury Obligations	31 to 90 Days
Total				$3,323,760,377	$3,324,951,823

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(57)	CBOE Volatility Index	October 2016	USD	899,175	$ 61,348
251	VSTOXX Mini	October 2016	USD	603,399	(4,342)
103	CBOE Volatility Index	November 2016	USD	1,745,850	8,653
251	VSTOXX Mini	November 2016	USD	678,119	(9,564)
(181)	WTI Light Sweet Crude Oil[1]	November 2016	USD	8,836,420	(46,655)
(200)	Canadian Government Bonds (10 Year)	December 2016	USD	22,397,195	67,678
(10)	Euro Dollar	December 2016	USD	2,477,000	(1,388)
203	Euro STOXX 50 Index	December 2016	USD	6,827,554	57,982
(397)	Euro-Bobl	December 2016	USD	58,908,469	(148,472)
(56)	Euro-BTP Italian Government Bond	December 2016	USD	9,001,494	71,031
(494)	Euro-Bund	December 2016	USD	91,953,179	(484,387)
(8)	Euro-Schatz	December 2016	USD	1,007,740	(367)
(412)	Long Gilt British	December 2016	USD	69,554,922	116,720
(5)	Nikkei 225 Index	December 2016	USD	811,104	4,912
(133)	S&P 500 E-Mini Index	December 2016	USD	14,366,660	(142,442)
1,522	U.S. Treasury Bonds (30 Year)	December 2016	USD	255,933,812	(1,628,698)
(4,205)	U.S. Treasury Notes (2 Year)	December 2016	USD	918,661,094	9,453
2,670	U.S. Treasury Notes (5 Year)	December 2016	USD	324,446,719	195,633
(3,352)	U.S. Treasury Notes (10 Year)	December 2016	USD	439,531,000	1,060,330
(175)	U.S. Ultra Treasury Bonds	December 2016	USD	32,178,125	261,386
113	U.S. Ultra Treasury Bonds (10 Year)	December 2016	USD	16,289,656	123,340
186	WTI Light Sweet Crude Oil[1]	February 2017	USD	9,376,260	45,622
1,100	Euro Dollar	June 2017	USD	272,291,250	80,732
(285)	Euro Dollar	December 2017	USD	70,491,187	(3,325)
(1,100)	Euro Dollar	June 2018	USD	271,933,750	(111,224)
Total					$ (416,044)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	67

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	3,704,855,500	USD	5,450,000	Credit Suisse International	10/03/16	$ 182,217
COP	3,978,450,000	USD	1,350,000	Credit Suisse International	10/03/16	28,964
COP	4,009,320,800	USD	1,360,000	Credit Suisse International	10/03/16	29,664
EUR	6,053,919	GBP	5,130,000	Deutsche Bank AG	10/03/16	152,041
GBP	676,000	USD	892,694	Credit Suisse International	10/03/16	(16,445)
GBP	689,000	USD	901,167	Credit Suisse International	10/03/16	(8,067)
GBP	1,351,869	USD	1,758,646	Goldman Sachs International	10/03/16	(6,319)
USD	5,450,000	CLP	3,682,074,500	Credit Suisse International	10/03/16	(147,585)
USD	2,710,000	COP	8,061,735,100	Credit Suisse International	10/03/16	(84,265)
USD	161,805	GBP	121,474	Bank of America N.A.	10/03/16	4,348
USD	16,521,332	GBP	12,510,000	Citibank N.A.	10/03/16	305,548
USD	1,617,881	GBP	1,214,735	Deutsche Bank AG	10/03/16	43,311
USD	21,035	GBP	15,792	HSBC Bank PLC	10/03/16	565
BRL	8,926,580	USD	2,780,000	Bank of America N.A.	10/04/16	(38,413)
BRL	54,802,526	USD	16,900,746	Goldman Sachs International	10/04/16	(69,452)
BRL	14,519,313	USD	4,490,000	Goldman Sachs International	10/04/16	(30,738)
BRL	9,288,472	USD	2,864,505	Goldman Sachs International	10/04/16	(11,771)
BRL	8,281,125	USD	2,550,000	Goldman Sachs International	10/04/16	(6,649)
BRL	8,985,945	USD	2,690,000	Royal Bank of Scotland PLC	10/04/16	69,820
CAD	6,203,891	USD	4,800,000	Barclays Bank PLC	10/04/16	(71,099)
CAD	6,205,138	USD	4,800,000	Barclays Bank PLC	10/04/16	(70,148)
CAD	1,667,631	USD	1,290,000	Barclays Bank PLC	10/04/16	(18,852)
EUR	5,453,966	USD	6,170,000	Citibank N.A.	10/04/16	(42,086)
EUR	3,032,643	USD	3,430,000	Citibank N.A.	10/04/16	(22,613)
EUR	733,678	USD	830,000	Citibank N.A.	10/04/16	(5,662)
EUR	406,710	USD	460,000	Citibank N.A.	10/04/16	(3,033)
GBP	3,624,551	USD	4,800,000	Barclays Bank PLC	10/04/16	(101,663)
GBP	974,098	USD	1,290,000	Barclays Bank PLC	10/04/16	(27,322)
GBP	3,624,681	USD	4,800,000	JPMorgan Chase Bank N.A.	10/04/16	(101,494)
HUF	357,787,047	USD	1,290,000	Citibank N.A.	10/04/16	14,911
HUF	2,662,601,280	USD	9,600,000	Citibank N.A.	10/04/16	110,964
JPY	481,429,872	USD	4,800,000	Barclays Bank PLC	10/04/16	(51,596)
JPY	481,472,976	USD	4,800,000	Barclays Bank PLC	10/04/16	(51,171)
JPY	129,384,278	USD	1,290,000	Barclays Bank PLC	10/04/16	(13,866)
MXN	2,161,234	USD	111,000	Bank of America N.A.	10/04/16	409
MXN	8,823,600	USD	450,000	Bank of America N.A.	10/04/16	4,846
MXN	53,173,800	USD	2,700,000	Bank of America N.A.	10/04/16	41,043
MXN	8,780,584	USD	450,000	Citibank N.A.	10/04/16	2,628
MXN	8,781,529	USD	450,000	Citibank N.A.	10/04/16	2,677
MXN	8,831,659	USD	450,000	Citibank N.A.	10/04/16	5,261
MXN	52,117,930	USD	2,700,000	JPMorgan Chase Bank N.A.	10/04/16	(13,386)
MXN	8,787,084	USD	450,000	UBS AG	10/04/16	2,963
MXN	8,832,691	USD	450,000	UBS AG	10/04/16	5,314
RUB	83,643,500	USD	1,310,000	JPMorgan Chase Bank N.A.	10/04/16	20,695
RUB	612,960,000	USD	9,600,000	JPMorgan Chase Bank N.A.	10/04/16	151,659
SEK	40,222,035	USD	4,800,000	Goldman Sachs International	10/04/16	(110,495)
SEK	40,234,430	USD	4,800,000	Morgan Stanley & Co. International PLC	10/04/16	(109,050)

See Notes to Consolidated Financial Statements.

68	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	10,980,647	USD	1,310,000	Morgan Stanley & Co. International PLC	10/04/16	$ (29,761)
TRY	28,379,520	USD	9,600,000	Goldman Sachs International	10/04/16	(151,196)
TRY	3,813,498	USD	1,290,000	Goldman Sachs International	10/04/16	(20,317)
USD	3,734,505	BRL	12,406,025	Goldman Sachs International	10/04/16	(75,711)
USD	2,690,000	BRL	8,932,145	Goldman Sachs International	10/04/16	(53,296)
USD	3,620,000	BRL	11,846,450	Goldman Sachs International	10/04/16	(18,356)
USD	2,780,000	BRL	9,039,170	Goldman Sachs International	10/04/16	3,834
USD	4,677,000	BRL	15,186,219	Goldman Sachs International	10/04/16	12,914
USD	10,913,746	BRL	35,338,708	Royal Bank of Scotland PLC	10/04/16	60,301
USD	3,860,000	BRL	13,027,500	UBS AG	10/04/16	(141,087)
USD	1,290,000	CAD	1,666,422	Goldman Sachs International	10/04/16	19,774
USD	9,600,001	CAD	12,401,281	Goldman Sachs International	10/04/16	147,154
USD	9,600,001	EUR	8,563,400	Credit Suisse International	10/04/16	(21,581)
USD	1,290,000	EUR	1,150,707	Credit Suisse International	10/04/16	(2,900)
USD	9,600,000	GBP	7,418,891	Deutsche Bank AG	10/04/16	(16,762)
USD	1,290,000	GBP	996,913	Deutsche Bank AG	10/04/16	(2,252)
USD	1,290,000	HUF	351,673,350	Goldman Sachs International	10/04/16	7,387
USD	9,600,000	HUF	2,617,104,000	Goldman Sachs International	10/04/16	54,972
USD	1,290,000	JPY	130,217,115	Goldman Sachs International	10/04/16	5,652
USD	9,600,000	JPY	969,057,600	Goldman Sachs International	10/04/16	42,062
USD	2,700,000	MXN	53,158,453	Citibank N.A.	10/04/16	(40,252)
USD	4,800,000	RUB	316,224,000	BNP Paribas S.A.	10/04/16	(230,848)
USD	1,310,000	RUB	86,302,800	BNP Paribas S.A.	10/04/16	(63,002)
USD	4,800,000	RUB	316,536,000	Morgan Stanley & Co. International PLC	10/04/16	(235,811)
USD	1,310,000	SEK	11,211,576	Barclays Bank PLC	10/04/16	2,837
USD	9,600,000	SEK	82,161,168	Barclays Bank PLC	10/04/16	20,792
USD	1,290,000	TRY	3,841,933	BNP Paribas S.A.	10/04/16	10,850
USD	4,800,000	TRY	14,295,566	BNP Paribas S.A.	10/04/16	40,370
USD	4,800,000	TRY	14,293,258	Deutsche Bank AG	10/04/16	41,139
USD	4,800,000	ZAR	68,505,360	Bank of America N.A.	10/04/16	(188,257)
USD	4,800,000	ZAR	68,470,915	Credit Suisse International	10/04/16	(185,749)
USD	1,290,000	ZAR	18,401,558	Credit Suisse International	10/04/16	(49,920)
ZAR	131,357,424	USD	9,600,000	Barclays Bank PLC	10/04/16	(35,134)
ZAR	17,651,154	USD	1,290,000	Barclays Bank PLC	10/04/16	(4,721)
BRL	30,974,400	USD	9,600,000	Royal Bank of Scotland PLC	10/05/16	(89,753)
BRL	4,162,185	USD	1,290,000	Royal Bank of Scotland PLC	10/05/16	(12,061)
CAD	1,404,158	USD	1,070,000	Northern Trust Corp.	10/05/16	324
CAD	1,399,002	USD	1,065,000	Northern Trust Corp.	10/05/16	1,394
CAD	1,407,603	USD	1,070,000	Northern Trust Corp.	10/05/16	2,950
COP	1,325,642,500	USD	455,000	BNP Paribas S.A.	10/05/16	4,293
COP	9,891,332,500	USD	3,395,000	BNP Paribas S.A.	10/05/16	32,032
COP	1,103,900,000	USD	380,000	Royal Bank of Scotland PLC	10/05/16	2,466
COP	1,321,775,000	USD	455,000	Royal Bank of Scotland PLC	10/05/16	2,953
COP	8,163,050,000	USD	2,810,000	Royal Bank of Scotland PLC	10/05/16	18,238
COP	9,862,475,000	USD	3,395,000	Royal Bank of Scotland PLC	10/05/16	22,034
EUR	5,000,000	USD	5,630,406	Morgan Stanley & Co. International PLC	10/05/16	(12,287)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	69

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,800,000	BRL	15,662,400	Credit Suisse International	10/05/16	$ (8,916)
USD	1,290,000	BRL	4,209,270	Credit Suisse International	10/05/16	(2,396)
USD	4,800,000	BRL	15,667,200	Deutsche Bank AG	10/05/16	(10,390)
USD	2,135,000	CAD	2,826,420	BNP Paribas S.A.	10/05/16	(19,448)
USD	1,070,000	CAD	1,409,055	UBS AG	10/05/16	(4,057)
USD	6,170,000	COP	18,257,030,000	Royal Bank of Scotland PLC	10/05/16	(155,481)
USD	830,000	COP	2,455,970,000	Royal Bank of Scotland PLC	10/05/16	(20,916)
USD	3,430,000	COP	10,154,515,000	Standard Chartered Bank	10/05/16	(88,217)
USD	460,000	COP	1,361,830,000	Standard Chartered Bank	10/05/16	(11,831)
USD	591,012	EUR	527,000	Morgan Stanley & Co. International PLC	10/05/16	(1,137)
USD	219,240,766	EUR	196,534,000	Royal Bank of Scotland PLC	10/05/16	(1,589,536)
USD	1,620,424	EUR	1,445,000	Standard Chartered Bank	10/05/16	(3,212)
USD	331,628	EUR	297,000	State Street Bank and Trust Co.	10/05/16	(2,088)
USD	32,741,531	GBP	25,224,000	Northern Trust Corp.	10/05/16	44,133
USD	26,566,361	GBP	20,258,000	Royal Bank of Scotland PLC	10/05/16	306,299
USD	1,389,627	JPY	143,311,500	Barclays Bank PLC	10/05/16	(23,933)
USD	32,187,139	JPY	3,320,274,000	UBS AG	10/05/16	(562,539)
USD	1,397,870	JPY	143,311,500	UBS AG	10/05/16	(15,689)
USD	2,269,425	MXN	42,907,000	Royal Bank of Scotland PLC	10/05/16	57,889
USD	5,143,589	TRY	15,342,347	Bank of America N.A.	10/05/16	36,504
USD	3,248,574	TRY	9,689,581	Goldman Sachs International	10/05/16	23,154
GBP	3,825,000	USD	4,967,202	Barclays Bank PLC	10/06/16	(8,821)
GBP	1,295,000	USD	1,675,137	Morgan Stanley & Co. International PLC	10/06/16	3,583
GBP	4,675,000	USD	6,070,254	UBS AG	10/06/16	(10,010)
MXN	46,375,497	USD	2,401,000	Goldman Sachs International	10/06/16	(10,977)
RUB	184,464,000	USD	2,800,000	Deutsche Bank AG	10/06/16	133,215
USD	1,307,640	GBP	1,000,000	Goldman Sachs International	10/06/16	11,331
USD	331,000	MXN	6,451,691	Bank of America N.A.	10/06/16	(1,496)
USD	1,682,000	MXN	32,861,197	JPMorgan Chase Bank N.A.	10/06/16	(11,545)
USD	2,800,000	RUB	183,008,000	BNP Paribas S.A.	10/06/16	(110,062)
EUR	2,250,000	CHF	2,437,526	Citibank N.A.	10/11/16	18,130
RUB	874,148,910	USD	13,361,594	BNP Paribas S.A.	10/11/16	521,388
RUB	224,146,242	USD	3,492,000	JPMorgan Chase Bank N.A.	10/11/16	67,826
USD	4,520,594	RUB	296,641,405	Deutsche Bank AG	10/11/16	(190,579)
TWD	86,710,400	USD	2,765,000	Bank of America N.A.	10/12/16	2,197
TWD	172,204,200	USD	5,530,000	BNP Paribas S.A.	10/12/16	(34,431)
USD	2,765,000	TWD	86,655,100	Morgan Stanley & Co. International PLC	10/12/16	(432)
INR	26,405,280	USD	396,000	Royal Bank of Scotland PLC	10/13/16	(339)
INR	272,732,000	USD	4,100,000	Standard Chartered Bank	10/13/16	(13,337)
INR	275,192,000	USD	4,100,000	UBS AG	10/13/16	23,525
SGD	750,000	USD	549,629	JPMorgan Chase Bank N.A.	10/13/16	398
TWD	87,622,850	USD	2,765,000	HSBC Bank PLC	10/13/16	31,394
USD	20,565,314	IDR	269,035,433,507	BNP Paribas S.A.	10/13/16	(8,204)
USD	4,100,000	INR	274,823,000	BNP Paribas S.A.	10/13/16	(17,995)
USD	549,801	SGD	750,000	Bank of America N.A.	10/13/16	(226)
USD	2,765,000	TWD	87,539,900	HSBC Bank PLC	10/13/16	(28,746)

See Notes to Consolidated Financial Statements.

70	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,203,210	USD	2,478,242	Goldman Sachs International	10/14/16	$ (1,599)
USD	4,697,259	EUR	4,189,963	Bank of America N.A.	10/14/16	(12,708)
USD	1,557,834	EUR	1,394,840	Bank of America N.A.	10/14/16	(10,115)
USD	245,264	EUR	216,296	Bank of America N.A.	10/14/16	2,124
USD	619,405	EUR	545,062	Bank of America N.A.	10/14/16	6,697
USD	2,416,851	EUR	2,127,167	Bank of America N.A.	10/14/16	25,688
USD	787,299	EUR	703,232	Citibank N.A.	10/14/16	(3,210)
USD	757,676	EUR	674,002	Deutsche Bank AG	10/14/16	26
USD	319,510	EUR	283,982	Deutsche Bank AG	10/14/16	284
USD	348,046	EUR	311,048	Goldman Sachs International	10/14/16	(1,605)
USD	538,368	EUR	476,158	Morgan Stanley & Co. International PLC	10/14/16	3,115
USD	1,606,963	EUR	1,421,287	Morgan Stanley & Co. International PLC	10/14/16	9,285
USD	165,000	CLP	109,065,000	Royal Bank of Scotland PLC	10/17/16	(601)
USD	4,080,000	CLP	2,760,120,000	State Street Bank and Trust Co.	10/17/16	(110,892)
TRY	15,173,779	USD	5,087,671	Citibank N.A.	10/18/16	(50,344)
TRY	13,267,621	USD	4,438,381	Citibank N.A.	10/18/16	(33,852)
TRY	11,565,631	USD	3,859,779	Deutsche Bank AG	10/18/16	(20,270)
TRY	800,523	USD	267,699	HSBC Bank PLC	10/18/16	(1,944)
TRY	6,366,315	USD	2,122,531	JPMorgan Chase Bank N.A.	10/18/16	(9,068)
TRY	7,046,794	USD	2,347,915	JPMorgan Chase Bank N.A.	10/18/16	(8,550)
USD	3,155,000	COP	9,386,125,000	Royal Bank of Scotland PLC	10/18/16	(88,470)
USD	8,979,447	TRY	26,673,447	Citibank N.A.	10/18/16	124,509
USD	9,269,150	TRY	27,547,217	Morgan Stanley & Co. International PLC	10/18/16	124,141
USD	4,216,882	GBP	3,190,000	Morgan Stanley & Co. International PLC	10/19/16	80,504
KRW	3,563,572,500	USD	3,155,000	Morgan Stanley & Co. International PLC	10/20/16	80,151
RUB	172,558,638	USD	2,652,300	Deutsche Bank AG	10/20/16	82,169
USD	3,155,000	KRW	3,541,487,500	JPMorgan Chase Bank N.A.	10/20/16	(60,101)
USD	1,296,251	IDR	17,356,800,000	Deutsche Bank AG	10/21/16	(29,439)
USD	1,298,287	IDR	17,356,800,885	UBS AG	10/21/16	(27,403)
USD	305,182	TWD	9,562,878	JPMorgan Chase Bank N.A.	10/21/16	(75)
USD	4,093,818	TWD	129,665,135	Morgan Stanley & Co. International PLC	10/21/16	(45,228)
MYR	18,714,150	USD	4,570,000	JPMorgan Chase Bank N.A.	10/24/16	(51,093)
MYR	591,591	USD	143,000	Royal Bank of Scotland PLC	10/24/16	(148)
JPY	458,080,419	USD	4,539,000	Royal Bank of Scotland PLC	10/26/16	(16,657)
RUB	136,884,450	USD	2,130,000	Citibank N.A.	10/26/16	35,962
USD	1,065,000	RUB	68,713,800	BNP Paribas S.A.	10/26/16	(22,278)
USD	1,065,000	RUB	68,628,600	Société Générale	10/26/16	(20,930)
USD	1,360,000	ZAR	18,613,111	Goldman Sachs International	10/26/16	10,527
USD	1,360,000	ZAR	18,601,120	Morgan Stanley & Co. International PLC	10/26/16	11,396
RUB	175,908,000	USD	2,740,000	BNP Paribas S.A.	10/27/16	42,760
USD	2,195,000	JPY	222,225,026	Barclays Bank PLC	10/27/16	1,017
USD	6,539,000	JPY	663,871,975	Goldman Sachs International	10/27/16	(15,274)
EUR	6,400,000	USD	7,212,308	Deutsche Bank AG	10/28/16	(13,208)
EUR	9,600,000	USD	10,815,505	UBS AG	10/28/16	(16,855)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	71

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	1,775,457,464	USD	1,605,296	UBS AG	10/28/16	$ 6,436
KRW	4,144,536,027	USD	3,746,304	UBS AG	10/28/16	16,041
USD	12,467,244	EUR	11,093,333	BNP Paribas S.A.	10/28/16	(11,197)
USD	5,514,358	EUR	4,906,667	BNP Paribas S.A.	10/28/16	(4,952)
USD	5,351,600	KRW	5,900,139,000	Standard Chartered Bank	10/28/16	(4,453)
RUB	196,160,940	USD	3,078,000	Deutsche Bank AG	10/31/16	22,063
RUB	170,949,500	USD	2,690,000	Société Générale	11/02/16	10,226
TRY	7,982,080	USD	2,660,000	Standard Chartered Bank	11/02/16	(18,403)
USD	2,660,000	EUR	2,368,374	Barclays Bank PLC	11/02/16	(4,691)
USD	2,660,000	GBP	2,044,089	Citibank N.A.	11/02/16	8,740
USD	2,690,000	HUF	739,162,504	Deutsche Bank AG	11/02/16	(5,825)
USD	2,660,000	JPY	267,320,424	Morgan Stanley & Co. International PLC	11/02/16	20,144
USD	2,660,000	SEK	22,769,556	Morgan Stanley & Co. International PLC	11/02/16	1,333
ZAR	36,473,646	USD	2,660,000	Credit Suisse International	11/02/16	(19,273)
BRL	35,629,014	USD	10,913,746	Royal Bank of Scotland PLC	11/03/16	(67,170)
BRL	532,699	USD	163,254	Royal Bank of Scotland PLC	11/03/16	(1,084)
USD	207,358,325	EUR	184,729,000	Royal Bank of Scotland PLC	11/03/16	(491,985)
USD	2,186,954	MXN	42,907,000	Citibank N.A.	11/03/16	(16,953)
BRL	8,625,050	USD	2,660,000	Royal Bank of Scotland PLC	11/04/16	(35,040)
COP	7,727,300,000	USD	2,660,000	Royal Bank of Scotland PLC	11/04/16	1,641
MXN	107,475,522	USD	5,511,000	Royal Bank of Scotland PLC	11/04/16	8,838
USD	1,035,964	JPY	105,220,500	Barclays Bank PLC	11/04/16	(3,198)
USD	1,040,566	JPY	105,220,500	UBS AG	11/04/16	1,404
CNH	11,570,359	USD	1,730,000	BNP Paribas S.A.	11/07/16	(853)
CNH	35,828,018	USD	5,393,000	Goldman Sachs International	11/07/16	(38,635)
CNH	13,825,014	USD	2,067,600	Goldman Sachs International	11/07/16	(1,503)
CNH	11,569,020	USD	1,730,000	Goldman Sachs International	11/07/16	(1,053)
CNH	11,569,607	USD	1,730,000	Goldman Sachs International	11/07/16	(965)
CNH	11,572,427	USD	1,730,000	Royal Bank of Canada	11/07/16	(544)
USD	22,469,000	CNH	148,331,350	Deutsche Bank AG	11/07/16	301,427
USD	1,077,600	CNH	7,204,172	Morgan Stanley & Co. International PLC	11/07/16	963
EUR	2,100,000	PLN	9,103,133	Citibank N.A.	11/15/16	(14,012)
PLN	4,587,240	EUR	1,050,000	Deutsche Bank AG	11/15/16	16,325
PLN	4,587,126	EUR	1,050,000	Morgan Stanley & Co. International PLC	11/15/16	16,296
USD	5,605,238	INR	380,960,000	Barclays Bank PLC	11/16/16	(68,805)
USD	8,987,258	INR	610,100,000	Citibank N.A.	11/16/16	(99,612)
USD	8,991,270	INR	610,102,614	Citibank N.A.	11/16/16	(95,639)
USD	4,485,174	INR	304,767,585	Deutsche Bank AG	11/16/16	(54,054)
USD	6,724,772	INR	457,150,000	HSBC Bank PLC	11/16/16	(84,050)
USD	5,609,778	INR	380,960,000	HSBC Bank PLC	11/16/16	(64,266)
CNH	4,356,537	USD	650,000	Goldman Sachs International	11/17/16	696
USD	6,375,000	CNH	42,779,438	HSBC Bank PLC	11/17/16	(14,569)
USD	4,900,000	CNH	32,928,867	Standard Chartered Bank	11/17/16	(18,280)
INR	538,784,175	USD	7,976,670	Deutsche Bank AG	11/21/16	41,051
INR	99,885,200	USD	1,480,000	HSBC Bank PLC	11/21/16	6,405
USD	3,200,000	INR	215,104,000	Standard Chartered Bank	11/21/16	(992)

See Notes to Consolidated Financial Statements.

72	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,316,000	SAR	96,555,224	BNP Paribas S.A.	11/23/16	$(384,770)
USD	25,703,333	SAR	97,981,107	Citibank N.A.	11/23/16	(376,974)
USD	19,029,000	SAR	72,319,715	Citibank N.A.	11/23/16	(220,837)
BRL	2,316,600	USD	675,000	Goldman Sachs International	12/02/16	24,223
BRL	5,395,950	USD	1,575,000	Goldman Sachs International	12/02/16	53,669
USD	34,907	EUR	31,000	Barclays Bank PLC	12/06/16	(26)
USD	682,572	EUR	608,000	JPMorgan Chase Bank N.A.	12/06/16	(2,560)
USD	910,653	CNH	6,118,497	HSBC Bank PLC	12/13/16	(1,915)
USD	3,600,555	EUR	3,215,858	JPMorgan Chase Bank N.A.	12/13/16	(24,625)
USD	888,027	HKD	6,879,275	Barclays Bank PLC	12/13/16	430
USD	2,744,615	JPY	282,182,947	Morgan Stanley & Co. International PLC	12/13/16	(47,415)
USD	549,449	SGD	750,000	JPMorgan Chase Bank N.A.	12/13/16	(695)
USD	367,672	KRW	412,723,163	Bank of America N.A.	12/14/16	(6,909)
USD	974,835	TWD	30,746,280	JPMorgan Chase Bank N.A.	12/14/16	(8,134)
EUR	3,000,000	JPY	348,133,710	Goldman Sachs International	12/15/16	(62,787)
EUR	7,100,000	USD	7,938,078	Citibank N.A.	12/15/16	66,479
JPY	345,179,100	EUR	3,000,000	Morgan Stanley & Co. International PLC	12/15/16	33,549
SGD	5,445,084	USD	4,000,000	HSBC Bank PLC	12/15/16	(5,895)
USD	7,845,287	EUR	7,100,000	State Street Bank and Trust Co.	12/15/16	(159,269)
USD	4,000,000	SGD	5,394,028	Barclays Bank PLC	12/15/16	43,345
CAD	2,750,076	USD	2,100,000	BNP Paribas S.A.	12/19/16	(2,579)
CAD	3,625,696	USD	2,750,000	Goldman Sachs International	12/19/16	15,237
MXN	18,736,981	USD	1,000,000	Citibank N.A.	12/19/16	(42,367)
MXN	18,737,500	USD	1,000,000	Citibank N.A.	12/19/16	(42,341)
USD	2,110,000	CAD	2,789,829	Barclays Bank PLC	12/19/16	(17,740)
USD	1,055,000	CAD	1,394,415	Royal Bank of Canada	12/19/16	(8,489)
USD	1,050,000	CAD	1,386,322	State Street Bank and Trust Co.	12/19/16	(7,317)
USD	635,000	CAD	839,502	UBS AG	12/19/16	(5,269)
USD	1,000,000	MXN	18,489,578	Credit Suisse International	12/19/16	55,012
USD	1,000,000	MXN	18,526,712	Goldman Sachs International	12/19/16	53,114
AUD	5,600,000	CAD	5,595,520	Deutsche Bank AG	12/21/16	10,209
BRL	3,782,064	USD	1,102,000	BNP Paribas S.A.	12/21/16	32,703
BRL	2,180,241	USD	661,200	Goldman Sachs International	12/21/16	(7,079)
BRL	1,515,683	USD	441,800	JPMorgan Chase Bank N.A.	12/21/16	12,939
BRL	740,875	USD	220,400	Nomura International PLC	12/21/16	1,879
BRL	2,921,182	USD	881,600	Royal Bank of Scotland PLC	12/21/16	(5,181)
CAD	5,630,218	AUD	5,600,000	UBS AG	12/21/16	16,255
CAD	1,457,064	USD	1,102,000	BNP Paribas S.A.	12/21/16	9,287
CAD	3,637,048	USD	2,760,000	Citibank N.A.	12/21/16	13,937
CAD	5,283,612	USD	4,000,000	Royal Bank of Canada	12/21/16	29,754
CAD	575,002	USD	440,800	Royal Bank of Scotland PLC	12/21/16	(2,253)
CAD	5,145,426	USD	3,900,000	Royal Bank of Scotland PLC	12/21/16	24,361
CAD	925,418	USD	700,000	UBS AG	12/21/16	5,806
CNH	50,108,573	USD	7,445,000	Citibank N.A.	12/21/16	25,529
CNH	13,882,933	USD	2,068,571	Goldman Sachs International	12/21/16	1,192
CNH	9,714,885	USD	1,445,000	Goldman Sachs International	12/21/16	3,362
COP	12,570,573,317	USD	4,212,193	Credit Suisse International	12/21/16	86,294
COP	5,110,050,000	USD	1,704,123	State Street Bank and Trust Co.	12/21/16	43,251

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	73

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	5,207,370,000	USD	1,735,115	State Street Bank and Trust Co.	12/21/16	$ 45,537
COP	12,065,160,000	USD	4,044,545	State Street Bank and Trust Co.	12/21/16	81,117
COP	12,140,620,000	USD	4,048,709	State Street Bank and Trust Co.	12/21/16	102,757
EUR	2,125,000	PLN	9,154,254	Citibank N.A.	12/21/16	6,224
EUR	698,000	RUB	52,070,800	BNP Paribas S.A.	12/21/16	(24,936)
EUR	1,172,640	RUB	88,201,877	Deutsche Bank AG	12/21/16	(53,169)
EUR	484,880	SEK	4,618,385	Citibank N.A.	12/21/16	6,151
EUR	11,020	SEK	105,229	Standard Chartered Bank	12/21/16	109
EUR	991,800	USD	1,114,084	BNP Paribas S.A.	12/21/16	4,431
EUR	2,027,280	USD	2,288,698	Royal Bank of Scotland PLC	12/21/16	(2,408)
EUR	176,320	USD	199,021	Royal Bank of Scotland PLC	12/21/16	(174)
EUR	220,400	USD	246,715	Standard Chartered Bank	12/21/16	1,844
GBP	13,161,000	USD	17,128,014	Citibank N.A.	12/21/16	(38,670)
GBP	412,001	USD	539,700	Citibank N.A.	12/21/16	(4,723)
GBP	320,429	USD	417,982	Citibank N.A.	12/21/16	(1,910)
GBP	1,542,800	USD	1,997,156	HSBC Bank PLC	12/21/16	6,145
GBP	573,040	USD	757,703	JPMorgan Chase Bank N.A.	12/21/16	(13,620)
GBP	3,170,000	USD	4,131,971	Royal Bank of Scotland PLC	12/21/16	(15,778)
INR	330,210,350	USD	4,870,000	BNP Paribas S.A.	12/21/16	20,435
INR	71,442,000	USD	1,050,000	HSBC Bank PLC	12/21/16	8,060
INR	329,725,375	USD	4,865,000	HSBC Bank PLC	12/21/16	18,253
INR	142,348,500	USD	2,100,000	Standard Chartered Bank	12/21/16	8,190
JPY	89,207,340	USD	881,600	BNP Paribas S.A.	12/21/16	1,484
JPY	55,059,762	USD	539,980	HSBC Bank PLC	12/21/16	5,069
JPY	4,840,993,897	USD	48,315,000	Nomura International PLC	12/21/16	(392,871)
JPY	33,726,456	USD	330,600	Northern Trust Corp.	12/21/16	3,266
KRW	974,608,800	USD	881,600	BNP Paribas S.A.	12/21/16	2,931
KRW	974,696,960	USD	881,600	Citibank N.A.	12/21/16	3,011
KRW	4,705,375,530	USD	4,281,000	HSBC Bank PLC	12/21/16	(10,516)
KRW	974,741,040	USD	881,600	HSBC Bank PLC	12/21/16	3,051
KRW	985,452,480	USD	881,600	HSBC Bank PLC	12/21/16	12,773
KRW	2,506,342,957	USD	2,226,040	JPMorgan Chase Bank N.A.	12/21/16	48,656
MXN	20,828,443	USD	1,055,000	Goldman Sachs International	12/21/16	9,303
MXN	20,927,156	USD	1,060,000	Goldman Sachs International	12/21/16	9,347
MXN	13,504,911	USD	705,280	UBS AG	12/21/16	(15,199)
NOK	5,500,581	USD	661,200	BNP Paribas S.A.	12/21/16	26,997
NOK	13,370,447	USD	1,630,960	BNP Paribas S.A.	12/21/16	41,862
NOK	4,721,087	USD	573,040	Morgan Stanley & Co. International PLC	12/21/16	17,631
NOK	3,657,979	USD	440,800	Royal Bank of Scotland PLC	12/21/16	16,862
NZD	782,420	USD	568,029	Royal Bank of Scotland PLC	12/21/16	(139)
NZD	2,204,000	USD	1,594,781	Westpac Banking Corp.	12/21/16	4,910
PLN	9,171,500	EUR	2,125,000	Deutsche Bank AG	12/21/16	(1,721)
RUB	10,450,576	EUR	139,600	JPMorgan Chase Bank N.A.	12/21/16	5,555
SEK	418,716	EUR	44,080	Goldman Sachs International	12/21/16	(693)
USD	525,966	AUD	705,280	Goldman Sachs International	12/21/16	(12,799)
USD	332,013	AUD	440,800	Goldman Sachs International	12/21/16	(4,715)
USD	1,684,683	AUD	2,204,000	Goldman Sachs International	12/21/16	1,042
USD	676,102	AUD	881,600	Royal Bank of Scotland PLC	12/21/16	2,646

See Notes to Consolidated Financial Statements.

74	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,102,000	BRL	3,611,585	BNP Paribas S.A.	12/21/16	$ 18,445
USD	1,102,000	BRL	3,626,351	Royal Bank of Scotland PLC	12/21/16	14,014
USD	2,760,000	CAD	3,635,679	Citibank N.A.	12/21/16	(12,893)
USD	1,780,000	CAD	2,354,050	Credit Suisse International	12/21/16	(15,409)
USD	2,220,000	CAD	2,937,350	Goldman Sachs International	12/21/16	(20,285)
USD	528,960	CAD	696,985	Goldman Sachs International	12/21/16	(2,623)
USD	2,160,000	CAD	2,833,600	JPMorgan Chase Bank N.A.	12/21/16	(1,156)
USD	700,000	CAD	924,170	Royal Bank of Canada	12/21/16	(4,855)
USD	1,740,000	CAD	2,278,895	Royal Bank of Canada	12/21/16	1,911
USD	1,322,400	CAD	1,744,695	Royal Bank of Scotland PLC	12/21/16	(8,260)
USD	10,450,000	CNH	70,062,025	Citibank N.A.	12/21/16	4,674
USD	37,954,000	CNH	255,400,626	HSBC Bank PLC	12/21/16	(122,873)
USD	508,571	CNH	3,426,497	Standard Chartered Bank	12/21/16	(2,275)
USD	29,953,054	COP	89,185,216,948	Royal Bank of Scotland PLC	12/21/16	(543,687)
USD	621,721	EUR	551,000	BNP Paribas S.A.	12/21/16	324
USD	497,747	EUR	440,800	BNP Paribas S.A.	12/21/16	629
USD	190,632	EUR	168,993	Morgan Stanley & Co. International PLC	12/21/16	48
USD	3,728,450	EUR	3,303,755	Morgan Stanley & Co. International PLC	12/21/16	2,599
USD	989,288	EUR	881,600	Royal Bank of Scotland PLC	12/21/16	(4,948)
USD	31,366,748	EUR	27,784,000	Royal Bank of Scotland PLC	12/21/16	32,997
USD	1,692,508	EUR	1,498,720	UBS AG	12/21/16	2,307
USD	2,249,710	GBP	1,697,080	Bank of America N.A.	12/21/16	46,079
USD	2,758,451	GBP	2,084,844	Bank of America N.A.	12/21/16	51,315
USD	4,194,839	GBP	3,170,000	Bank of America N.A.	12/21/16	78,645
USD	577,206	GBP	440,800	Citibank N.A.	12/21/16	4,834
USD	575,006	GBP	440,800	HSBC Bank PLC	12/21/16	2,634
USD	1,721,901	GBP	1,322,400	HSBC Bank PLC	12/21/16	4,786
USD	865,284	GBP	661,200	JPMorgan Chase Bank N.A.	12/21/16	6,727
USD	9,330,684	IDR	124,331,361,670	JPMorgan Chase Bank N.A.	12/21/16	(76,718)
USD	1,050,000	INR	71,085,000	Deutsche Bank AG	12/21/16	(2,773)
USD	4,791,667	INR	325,018,750	HSBC Bank PLC	12/21/16	(21,881)
USD	44,080	JPY	4,462,108	Barclays Bank PLC	12/21/16	(91)
USD	573,040	KRW	625,072,032	BNP Paribas S.A.	12/21/16	5,740
USD	5,351,600	KRW	6,037,407,540	Deutsche Bank AG	12/21/16	(127,803)
USD	1,542,800	KRW	1,694,148,680	HSBC Bank PLC	12/21/16	5,232
USD	1,146,080	KRW	1,249,777,318	Standard Chartered Bank	12/21/16	11,813
USD	440,800	MXN	8,711,090	Citibank N.A.	12/21/16	(4,324)
USD	2,115,000	MXN	41,768,289	Deutsche Bank AG	12/21/16	(19,298)
USD	595,080	MXN	11,535,876	JPMorgan Chase Bank N.A.	12/21/16	5,614
USD	749,360	MXN	13,865,033	Royal Bank of Scotland PLC	12/21/16	40,877
USD	7,999,642	MXN	155,056,255	Royal Bank of Scotland PLC	12/21/16	76,496
USD	2,204,000	NOK	17,883,532	Citibank N.A.	12/21/16	(33,470)
USD	1,763,200	NOK	14,310,308	Citibank N.A.	12/21/16	(27,212)
USD	32,770	NZD	44,080	Credit Suisse International	12/21/16	776
USD	1,289,560	NZD	1,763,200	Westpac Banking Corp.	12/21/16	9,807
USD	1,050,000	ZAR	15,802,500	BNP Paribas S.A.	12/21/16	(82,934)
USD	1,102,000	ZAR	15,933,267	BNP Paribas S.A.	12/21/16	(40,309)
USD	881,600	ZAR	12,562,580	BNP Paribas S.A.	12/21/16	(19,054)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	75

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	420,000	ZAR	5,936,910	BNP Paribas S.A.	12/21/16	$ (5,637)
USD	881,600	ZAR	12,273,842	Goldman Sachs International	12/21/16	1,647
USD	517,940	ZAR	7,543,449	JPMorgan Chase Bank N.A.	12/21/16	(22,875)
USD	630,000	ZAR	8,697,357	JPMorgan Chase Bank N.A.	12/21/16	6,457
ZAR	12,441,139	USD	881,600	BNP Paribas S.A.	12/21/16	10,347
ZAR	15,485,924	USD	1,050,000	Deutsche Bank AG	12/21/16	60,238
ZAR	16,302,988	USD	1,102,000	HSBC Bank PLC	12/21/16	66,816
ZAR	15,392,475	USD	1,050,000	Morgan Stanley & Co. International PLC	12/21/16	53,538
ZAR	7,812,615	USD	528,960	UBS AG	12/21/16	31,153
INR	332,563,000	USD	4,900,000	UBS AG	12/23/16	23,759
HKD	135,373,250	USD	17,245,000	HSBC Bank PLC	2/03/17	229,017
USD	17,245,000	HKD	134,597,225	HSBC Bank PLC	2/03/17	(128,848)
USD	100,715,046	JPY	10,012,120,000	BNP Paribas S.A.	2/10/17	1,357,958
HKD	69,472,537	USD	8,965,000	HSBC Bank PLC	2/27/17	4,185
USD	18,000,000	HKD	140,211,000	HSBC Bank PLC	2/27/17	(101,807)
HKD	132,970,084	USD	16,790,000	Goldman Sachs International	1/19/18	384,993
USD	16,790,000	HKD	131,339,775	Goldman Sachs International	1/19/18	(174,415)
Total						$(3,476,577)

Interest Indexed Caps Purchased
Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
10Y-2Y CMS Index Cap[1]	1.30%	Bank of America N.A.	10/20/16	USD	187,100	$19	$11,360	$(11,341)

[1]	Master Portfolio pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index.

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	10/14/16	JPY	17,000.00	205	$90,972
CBOE Volatility Index	Call	10/19/16	USD	19.00	1,036	59,570
iShares MSCI Emerging Markets Index ETF	Call	11/18/16	USD	37.00	518	75,628
Market Vectors Gold Miners ETF	Call	11/18/16	USD	27.00	689	93,360
SPDR Gold Trust ETF[1]	Call	11/18/16	USD	132.00	27,000	2,038,500
Utilities SPDR ETF	Call	11/18/16	USD	50.00	516	37,668
PowerShares QQQ Trust, Series 1 ETF	Call	12/16/16	USD	123.00	993	113,699
Twitter, Inc.	Call	12/16/16	USD	24.00	1,218	231,420
U.S. Treasury Notes (10 Year) Future	Put	10/07/16	USD	130.00	107	5,016
Energy Select Sector SPDR ETF	Put	10/21/16	USD	67.00	1,275	48,450
EURO STOXX 50 Index	Put	10/21/16	EUR	3,075.00	382	389,214
EURO STOXX 50 Index	Put	10/21/16	EUR	3,000.00	211	119,225
EURO STOXX 50 Index	Put	10/21/16	EUR	3,050.00	39	32,858
iShares iBoxx $ High Yield Corporate Bond ETF	Put	10/21/16	USD	85.00	1,268	29,164
iShares MSCI Emerging Markets Index ETF	Put	10/21/16	USD	36.00	2,500	66,250
U.S. Treasury Notes (10 Year) Future	Put	10/21/16	USD	131.00	3,667	1,661,609
U.S. Treasury Notes (10 Year) Future	Put	10/21/16	USD	131.25	2,063	1,192,672
iShares MSCI Emerging Markets Index ETF	Put	11/18/16	USD	37.00	518	49,469
Market Vectors Gold Miners ETF	Put	11/18/16	USD	27.00	689	128,154

See Notes to Consolidated Financial Statements.

76	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Utilities SPDR ETF	Put	11/18/16	USD	49.00	516	$ 63,984
Energy Select Sector SPDR ETF	Put	12/16/16	USD	67.00	3,573	548,456
Energy Select Sector SPDR ETF	Put	12/16/16	USD	63.00	1,800	135,900
Euro Dollar Futures	Put	12/16/16	USD	98.50	13,332	2,416,425
S&P 500 E-Mini Future	Put	12/16/16	USD	1,900.00	170	82,450
Utilities SPDR ETF	Put	12/16/16	USD	48.00	2,600	344,500
Total						$10,054,613

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	One-Touch	Citibank N.A.	10/20/16	JPY	105.00	JPY	105.00	USD	1,429	—	$ 1,192
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	CAD	1.43	CAD	1.43	USD	440	—	29,922
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	MXN	23.00	MXN	23.00	USD	321	—	23,185
EUR Currency	Put	Down-and-Out	Deutsche Bank AG	10/21/16	USD	1.07	USD	1.02	EUR	350	—	3,825
EUR Currency	Put	Under-and-In	JPMorgan Chase Bank N.A.	12/07/16	USD	1.11	USD	1.14	EUR	10,300	—	30,290
AUD Currency	Put	Under-and-In	BNP Paribas S.A.	12/19/16	USD	0.73	USD	0.77	AUD	25,000	—	122,629
S&P 500 Index	Put	Under-and-In	JPMorgan Chase Bank N.A.	2/17/17	USD	2,073.80	USD	1.76		—	77,876	412,721
Total												$623,764

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Deutsche Bank AG	10/07/16	RUB	66.50	USD	2,590	—	$90
USD Currency	Call	Goldman Sachs International	10/07/16	TWD	31.00	USD	5,530	—	65,764
USD Currency	Call	Deutsche Bank AG	10/12/16	ZAR	14.00	USD	7,750	—	65,760
Nikkei 225 Index	Call	JPMorgan Chase Bank N.A.	10/14/16	USD	17,250.00		—	3,990,826	54,476
Nikkei 225 Index	Call	JPMorgan Chase Bank N.A.	10/14/16	USD	17,000.00		—	3,990,826	8,580
Nikkei 225 Index	Call	JPMorgan Chase Bank N.A.	10/14/16	USD	16,750.00		—	3,990,826	2,195
USD Currency	Call	BNP Paribas S.A.	10/20/16	KRW	1,170.00	USD	5,010	—	1,590
USD Currency	Call	HSBC Bank PLC	10/20/16	KRW	1,135.00	USD	5,000	—	10,897
USD Currency	Call	Morgan Stanley & Co. International PLC	10/20/16	BRL	3.50	USD	2,980	—	3,333
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.35	USD	30,083	—	59,753
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.37	USD	19,200	—	14,755
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.32	USD	14,768	—	103,567
USD Currency	Call	Deutsche Bank AG	10/27/16	CAD	1.35	USD	30,085	—	59,758
USD Currency	Call	Goldman Sachs International	10/27/16	MXN	19.15	USD	7,970	—	191,337
USD Currency	Call	Royal Bank of Scotland PLC	10/27/16	CAD	1.32	USD	10,500	—	73,639
USD Currency	Call	HSBC Bank PLC	10/28/16	INR	67.00	USD	16,500	—	87,521
USD Currency	Call	Bank of America N.A.	11/04/16	CNH	6.80	USD	59,825	—	91,281
USD Currency	Call	BNP Paribas S.A.	11/04/16	CNH	6.80	USD	10,100	—	15,411
USD Currency	Call	Goldman Sachs International	11/14/16	MXN	19.00	USD	5,880	—	218,241
EUR Currency	Call	Deutsche Bank AG	11/15/16	PLN	4.35	EUR	21,000	—	124,992

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	77

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	BNP Paribas S.A.	11/15/16	KRW	1,160.00	USD	21,050	—	$66,104
USD Currency	Call	BNP Paribas S.A.	11/15/16	KRW	1,130.00	USD	21,020	—	158,430
USD Currency	Call	Deutsche Bank AG	11/15/16	KRW	1,120.00	USD	5,900	—	58,525
USD Currency	Call	HSBC Bank PLC	11/15/16	CNH	7.10	USD	27,500	—	1,887
USD Currency	Call	JPMorgan Chase Bank N.A.	11/15/16	KRW	1,160.00	USD	25,230	—	81,236
USD Currency	Call	Goldman Sachs International	11/16/16	MXN	19.65	USD	5,910	—	130,636
USD Currency	Call	Goldman Sachs International	11/16/16	MXN	18.75	USD	4,970	—	229,374
USD Currency	Call	Deutsche Bank AG	11/17/16	INR	68.00	USD	16,500	—	81,810
USD Currency	Call	HSBC Bank PLC	11/17/16	INR	69.00	USD	8,500	—	30,532
EUR Currency	Call	BNP Paribas S.A.	11/18/16	GBP	0.88	EUR	41,800	—	317,852
EUR Currency	Call	HSBC Bank PLC	11/18/16	GBP	0.90	EUR	52,200	—	148,598
EUR Currency	Call	HSBC Bank PLC	11/18/16	GBP	0.86	EUR	21,000	—	381,130
EUR Currency	Call	HSBC Bank PLC	11/18/16	GBP	0.88	EUR	7,495	—	56,993
EUR Currency	Call	Morgan Stanley & Co. International PLC	11/23/16	JPY	116.00	EUR	42,500	—	487,385
USD Currency	Call	BNP Paribas S.A.	11/23/16	TWD	32.00	USD	5,460	—	21,999
USD Currency	Call	Deutsche Bank AG	11/23/16	MXN	20.00	USD	5,870	—	113,643
USD Currency	Call	Deutsche Bank AG	11/23/16	MXN	19.90	USD	5,440	—	114,621
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.05	USD	20,000	—	4,338
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.10	USD	8,571	—	52
USD Currency	Call	Deutsche Bank AG	12/15/16	CNH	6.75	USD	6,551	—	43,418
S&P 500 Index	Call	UBS AG	12/16/16	USD	2,200.00		—	21	60,270
USD Currency	Call	Barclays Bank PLC	12/19/16	CAD	1.32	USD	21,400	—	328,407
USD Currency	Call	Deutsche Bank AG	12/19/16	CAD	1.37	USD	10,600	—	59,763
USD Currency	Put	Citibank N.A.	10/03/16	MXN	19.36	USD	3,800	—	11,085
GBP Currency	Put	HSBC Bank PLC	10/04/16	USD	1.31	GBP	10,600	—	63,401
GBP Currency	Put	UBS AG	10/04/16	USD	1.30	GBP	10,600	—	19,052
USD Currency	Put	Citibank N.A.	10/05/16	CAD	1.31	USD	15,940	—	53,665
USD Currency	Put	Citibank N.A.	10/05/16	CAD	1.30	USD	15,940	—	15,666
USD Currency	Put	Citibank N.A.	10/05/16	CAD	1.31	USD	5,500	—	18,517
AUD Currency	Put	Bank of America N.A.	10/07/16	USD	0.74	AUD	21,000	—	1,496
AUD Currency	Put	Citibank N.A.	10/07/16	CAD	0.99	AUD	21,000	—	12,829
AUD Currency	Put	Goldman Sachs International	10/07/16	USD	0.69	AUD	15,480	—	1
AUD Currency	Put	JPMorgan Chase Bank N.A.	10/07/16	USD	0.72	AUD	20,640	—	6
EUR Currency	Put	Citibank N.A.	10/07/16	CHF	1.08	EUR	11,000	—	10,140
GBP Currency	Put	Barclays Bank PLC	10/14/16	USD	1.27	GBP	21,400	—	24,819
GBP Currency	Put	Barclays Bank PLC	10/14/16	USD	1.21	GBP	21,400	—	44
USD Currency	Put	Morgan Stanley & Co. International PLC	10/18/16	MXN	19.30	USD	5,400	—	75,807
AUD Currency	Put	UBS AG	10/20/16	USD	0.75	AUD	132,080	—	260,037
USD Currency	Put	Goldman Sachs International	10/20/16	BRL	3.22	USD	2,980	—	29,372
EUR Currency	Put	Credit Suisse International	10/25/16	CHF	1.05	EUR	10,930	—	1,908
EUR Currency	Put	UBS AG	10/26/16	USD	1.13	EUR	20,000	—	163,410
Hang Seng Index	Put	Bank of America N.A.	10/28/16	HKD	22,804.68		—	21	38,449
USD Currency	Put	BNP Paribas S.A.	11/08/16	RUB	62.00	USD	10,500	—	56,642
USD Currency	Put	Goldman Sachs International	11/08/16	RUB	60.00	USD	21,000	—	18,640
USD Currency	Put	JPMorgan Chase Bank N.A.	11/08/16	RUB	62.00	USD	21,000	—	113,284
USD Currency	Put	JPMorgan Chase Bank N.A.	11/08/16	RUB	64.00	USD	10,500	—	210,465
USD Currency	Put	Morgan Stanley & Co. International PLC	11/10/16	INR	67.80	USD	9,100	—	151,324
USD Currency	Put	HSBC Bank PLC	11/15/16	CNH	6.60	USD	21,000	—	40,809
USD Currency	Put	JPMorgan Chase Bank N.A.	11/17/16	ZAR	13.50	USD	2,100	—	29,333
GBP Currency	Put	UBS AG	11/18/16	USD	1.27	GBP	42,500	—	298,357
GBP Currency	Put	UBS AG	11/18/16	USD	1.20	GBP	42,500	—	23,880

See Notes to Consolidated Financial Statements.

78	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Put	Morgan Stanley & Co. International PLC	11/23/16	BRL	3.30	USD	4,490	—	$125,689
USD Currency	Put	Deutsche Bank AG	12/01/16	INR	67.50	USD	5,460	—	70,813
AUD Currency	Put	Barclays Bank PLC	12/19/16	USD	0.75	AUD	21,300	—	201,580
AUD Currency	Put	Barclays Bank PLC	12/19/16	USD	0.69	AUD	21,300	—	22,434
AUD Currency	Put	HSBC Bank PLC	12/19/16	USD	0.74	AUD	21,300	—	123,170
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	7/28/17	BRL	65,000.00		—	2,205	3,395,702
Total									$9,911,769

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
20-Year Interest Rate Swap	Goldman Sachs International	Put	0.61%	Pay	6-month JPY LIBOR	10/12/16	JPY	2,265,310	$965
30-Year Interest Rate Swap	Bank of America N.A.	Put	2.05%	Pay	3-month LIBOR	11/18/16	USD	135,828	674,573
Total									$675,538

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	10/14/16	JPY	17,500.00	205	$(18,194)
CBOE Volatility Index	Call	10/19/16	USD	16.00	3,141	(376,920)
Delta Air Lines, Inc.	Call	10/21/16	USD	39.00	531	(77,261)
iShares MSCI Emerging Markets Index ETF	Call	10/21/16	USD	37.00	518	(51,023)
Market Vectors Gold Miners ETF	Call	10/21/16	USD	27.00	689	(52,020)
United Continental Holdings, Inc.	Call	10/21/16	USD	52.50	343	(61,397)
Utilities SPDR ETF	Call	10/21/16	USD	50.00	516	(17,544)
SPDR Gold Trust ETF[1]	Call	11/18/16	USD	140.00	27,000	(459,000)
S&P 500 E-Mini Future	Call	12/16/16	USD	2,200.00	42	(60,270)
U.S. Treasury Notes (10 Year) Future	Put	10/07/16	USD	129.00	211	(26,375)
CBOE Volatility Index	Put	10/19/16	USD	16.00	1,036	(150,220)
Energy Select Sector SPDR ETF	Put	10/21/16	USD	64.00	1,600	(17,600)
iShares MSCI Emerging Markets Index ETF	Put	10/21/16	USD	37.00	518	(25,641)
iShares MSCI Emerging Markets Index ETF	Put	10/21/16	USD	34.00	2,500	(20,000)
Market Vectors Gold Miners ETF	Put	10/21/16	USD	27.00	689	(87,848)
U.S. Treasury Notes (10 Year) Future	Put	10/21/16	USD	130.00	420	(65,625)
Utilities SPDR ETF	Put	10/21/16	USD	49.00	516	(40,506)
Energy Select Sector SPDR ETF	Put	11/18/16	USD	67.00	3,573	(335,862)
Energy Select Sector SPDR ETF	Put	12/16/16	USD	59.00	2,600	(96,200)
Euro Dollar Futures	Put	12/16/16	USD	98.00	13,332	(249,975)
PowerShares QQQ Trust, Series 1 ETF	Put	12/16/16	USD	95.00	993	(23,832)
Utilities SPDR ETF	Put	12/16/16	USD	45.00	3,255	(170,888)
Total						$(2,484,201)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Written
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price	Barrier Price	Notional Amount (000)	Value
USD Currency	Call	One-Touch	Deutsche Bank AG	10/20/16	JPY 105.00	JPY 105.00	USD 1,429	$(1,192)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	79

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Morgan Stanley & Co. International PLC	10/06/16	MXN	19.41	USD	15,702	—	$(106,602)
USD Currency	Call	Société Générale	10/07/16	RUB	66.50	USD	2,590	—	(90)
USD Currency	Call	Deutsche Bank AG	10/12/16	ZAR	14.00	USD	3,875	—	(29,905)
USD Currency	Call	Morgan Stanley & Co. International PLC	10/12/16	ZAR	14.00	USD	3,875	—	(30,628)
USD Currency	Call	Goldman Sachs International	10/20/16	BRL	3.50	USD	2,980	—	(3,333)
USD Currency	Call	HSBC Bank PLC	10/20/16	KRW	1,170.00	USD	10,020	—	(3,179)
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.32	USD	19,533	—	(136,985)
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.35	USD	28,568	—	(56,744)
USD Currency	Call	Deutsche Bank AG	10/27/16	CAD	1.32	USD	5,735	—	(40,221)
USD Currency	Call	Deutsche Bank AG	10/27/16	CAD	1.37	USD	19,200	—	(14,755)
USD Currency	Call	Deutsche Bank AG	10/27/16	JPY	102.00	USD	52,341	—	(430,981)
USD Currency	Call	Goldman Sachs International	10/27/16	MXN	20.00	USD	7,970	—	(56,860)
USD Currency	Call	HSBC Bank PLC	10/27/16	CAD	1.35	USD	10,500	—	(20,885)
USD Currency	Call	Royal Bank of Scotland PLC	10/27/16	CAD	1.35	USD	21,100	—	(41,911)
USD Currency	Call	Goldman Sachs International	11/08/16	MXN	20.00	USD	10,010	—	(121,058)
EUR Currency	Call	Deutsche Bank AG	11/15/16	PLN	4.45	EUR	26,250	—	(46,845)
USD Currency	Call	BNP Paribas S.A.	11/15/16	KRW	1,130.00	USD	5,255	—	(38,976)
USD Currency	Call	BNP Paribas S.A.	11/15/16	KRW	1,160.00	USD	37,845	—	(121,853)
USD Currency	Call	Citibank N.A.	11/15/16	KRW	1,160.00	USD	8,435	—	(27,159)
USD Currency	Call	Deutsche Bank AG	11/15/16	KRW	1,160.00	USD	8,850	—	(28,495)
USD Currency	Call	HSBC Bank PLC	11/15/16	CNH	6.90	USD	27,500	—	(23,958)
USD Currency	Call	JPMorgan Chase Bank N.A.	11/15/16	KRW	1,200.00	USD	25,230	—	(23,577)
USD Currency	Call	Goldman Sachs International	11/16/16	MXN	20.00	USD	7,950	—	(128,451)
USD Currency	Call	Deutsche Bank AG	11/17/16	INR	69.00	USD	8,500	—	(30,532)
USD Currency	Call	HSBC Bank PLC	11/17/16	INR	68.00	USD	16,500	—	(81,810)
EUR Currency	Call	BNP Paribas S.A.	11/18/16	GBP	0.90	EUR	52,200	—	(148,597)
EUR Currency	Call	HSBC Bank PLC	11/18/16	GBP	0.86	EUR	5,250	—	(95,283)
EUR Currency	Call	HSBC Bank PLC	11/18/16	GBP	0.86	EUR	7,495	—	(136,027)
EUR Currency	Call	HSBC Bank PLC	11/18/16	GBP	0.88	EUR	62,800	—	(477,538)
EUR Currency	Call	Morgan Stanley & Co. International PLC	11/23/16	JPY	118.00	EUR	42,500	—	(249,274)
USD Currency	Call	Deutsche Bank AG	11/23/16	MXN	21.50	USD	8,810	—	(48,272)
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.10	USD	20,000	—	(122)
USD Currency	Call	Deutsche Bank AG	12/15/16	CNH	7.10	USD	6,551	—	(3,383)
USD Currency	Call	Barclays Bank PLC	12/19/16	CAD	1.37	USD	32,000	—	(180,416)
USD Currency	Call	Royal Bank of Canada	12/19/16	CAD	1.32	USD	5,400	—	(82,869)
GBP Currency	Put	HSBC Bank PLC	10/04/16	USD	1.30	GBP	10,600	—	(19,052)
USD Currency	Put	Bank of America N.A.	10/05/16	CAD	1.31	USD	5,500	—	(18,517)
USD Currency	Put	Citibank N.A.	10/05/16	CAD	1.30	USD	15,940	—	(15,666)
USD Currency	Put	Morgan Stanley & Co. International PLC	10/06/16	MXN	19.41	USD	15,702	—	(175,343)
AUD Currency	Put	Bank of America N.A.	10/07/16	USD	0.72	AUD	20,640	—	(6)
AUD Currency	Put	Bank of America N.A.	10/07/16	USD	0.73	AUD	21,000	—	(135)
AUD Currency	Put	Citibank N.A.	10/07/16	USD	0.73	AUD	11,000	—	(71)
AUD Currency	Put	JPMorgan Chase Bank N.A.	10/07/16	USD	0.69	AUD	15,480	—	(1)
USD Currency	Put	Société Générale	10/07/16	RUB	65.00	USD	2,590	—	(79,024)
GBP Currency	Put	Barclays Bank PLC	10/14/16	USD	1.24	GBP	42,800	—	(3,900)
AUD Currency	Put	Deutsche Bank AG	10/20/16	USD	0.75	AUD	132,080	—	(260,038)
EUR Currency	Put	Credit Suisse International	10/25/16	CHF	1.05	EUR	10,930	—	(1,908)
EUR Currency	Put	BNP Paribas S.A.	10/26/16	USD	1.13	EUR	20,000	—	(169,153)
USD Currency	Put	Deutsche Bank AG	10/27/16	JPY	98.40	USD	52,341	—	(184,512)
Hang Seng Index	Put	Bank of America N.A.	10/28/16	HKD	21,158.98		—	21	(7,334)

See Notes to Consolidated Financial Statements.

80	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Put	BNP Paribas S.A.	11/08/16	RUB	64.00	USD	10,500	—	$(210,465)
USD Currency	Put	JPMorgan Chase Bank N.A.	11/08/16	RUB	60.00	USD	21,000	—	(18,640)
USD Currency	Put	JPMorgan Chase Bank N.A.	11/08/16	RUB	62.00	USD	21,000	—	(113,285)
USD Currency	Put	Morgan Stanley & Co. International PLC	11/10/16	INR	66.50	USD	5,010	—	(23,745)
USD Currency	Put	Goldman Sachs International	11/16/16	MXN	18.10	USD	5,910	—	(25,466)
USD Currency	Put	BNP Paribas S.A.	11/17/16	ZAR	13.50	USD	2,100	—	(29,333)
GBP Currency	Put	UBS AG	11/18/16	USD	1.24	GBP	85,000	—	(224,277)
USD Currency	Put	Goldman Sachs International	11/30/16	BRL	3.20	USD	3,250	—	(49,819)
S&P 500 Index	Put	UBS AG	12/16/16	USD	1,900.00		—	85	(82,450)
AUD Currency	Put	Barclays Bank PLC	12/19/16	USD	0.73	AUD	25,000	—	(121,624)
AUD Currency	Put	Barclays Bank PLC	12/19/16	USD	0.71	AUD	42,600	—	(100,495)
AUD Currency	Put	HSBC Bank PLC	12/19/16	USD	0.75	AUD	21,300	—	(201,580)
EUR Currency	Put	UBS AG	1/25/17	CHF	1.05	EUR	5,470	—	(30,957)
Total									$(5,234,370)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 26 Version 1	5.00%	12/20/21	EUR	48,975	$(336,229)
iTraxx Europe Series 26 Version 1	1.00%	12/20/21	EUR	5,500	(6,568)
Total					$(342,797)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Europe Series 21 Version 1	1.00%	6/20/19	BBB+	EUR	1,445	$ 8,402
iTraxx Europe Series 23 Version 1	1.00%	6/20/20	BBB+	EUR	2,628	4,718
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	BBB+	EUR	2,650	4,355
iTraxx Financials Series 25 Version 1	1.00%	6/20/21	A	EUR	3,720	(67,665)
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	197,524	835,374
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	BBB+	USD	286,152	404,180
iTraxx Financials Series 26 Version 1	1.00%	12/20/21	A	EUR	10,840	(10,483)
Total						$1,178,881

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	12,695	$14,271
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	283,520	(684,504)
1.02%[2]	3-month LIBOR	1/05/17[3]	9/30/18	USD	1,458,052	(303,062)
0.99%[2]	3-month LIBOR	N/A	9/30/18	USD	262,200	(119,363)
1.31%[1]	3-month LIBOR	12/30/16[3]	8/15/23	USD	196,629	26,872
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	2,360	148,238
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	1,800	(134,246)
1.43%[1]	3-month LIBOR	N/A	9/30/26	USD	56,650	174,255
1.75%[1]	3-month LIBOR	12/30/16[3]	2/15/36	USD	76,652	(206,594)
1.93%[1]	3-month LIBOR	N/A	9/20/46	USD	44,888	(1,545,394)
1.83%[1]	3-month LIBOR	N/A	9/27/46	USD	10,923	(112,263)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	81

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.83%[1]	3-month LIBOR	N/A	9/27/46	USD	10,923	$ (113,270)
Total						$(2,855,060)

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	$4,023	$ 20,730	$ (16,707)
Numericable SFR SA	5.00%	Citibank N.A.	12/20/16	EUR	780	(10,304)	(7,117)	(3,187)
Stena AB	5.00%	Credit Suisse International	12/20/16	EUR	800	(6,388)	(3,483)	(2,905)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	3,800	50,484	90,891	(40,407)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	2,000	(8,237)	34,611	(42,848)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	103,800	(676,748)	(1,756)	(674,992)
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	USD	6,000	(30,161)	107,601	(137,762)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	3,780	(309,172)	202,207	(511,379)
iTraxx Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	8,200	(91,198)	(86,979)	(4,219)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	2,530	(7,589)	15,576	(23,165)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	2,740	(8,218)	19,106	(27,324)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,735	(8,204)	14,642	(22,846)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	1,450	(18,012)	(4,739)	(13,273)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	5,900	(73,291)	(70,887)	(2,404)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	3,120	(38,758)	(9,995)	(28,763)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	875	29,004	15,271	13,733
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	7,452	71,181	48,731	22,450
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	7,452	95,243	74,343	20,900
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(19,719)	(304)	(19,415)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,205	(23,758)	(4,738)	(19,020)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	795	(15,681)	(3,445)	(12,236)
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	216	22,872	(3,196)	26,068
BNP Paribas SA	1.00%	Citibank N.A.	12/20/20	EUR	800	(13,502)	(6,847)	(6,655)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,150	(22,598)	(3,556)	(19,042)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(19,650)	(2,281)	(17,369)
Credit Suisse Group Funding Guernsey Ltd.	1.00%	Goldman Sachs International	12/20/20	EUR	700	8,531	2,629	5,902
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	32,023	(8,091)	(2,062)	(6,029)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(7,409)	(1,798)	(5,611)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(7,410)	(1,697)	(5,713)

See Notes to Consolidated Financial Statements.

82	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	$(7,410)	$ (1,306)	$ (6,104)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	4,245	(129,417)	(126,224)	(3,193)
Mitsubishi Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	47,573	(15,294)	(6,493)	(8,801)
Mitsubishi Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(9,428)	(3,541)	(5,887)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	58,651	(17,125)	(2,782)	(14,343)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(8,562)	(998)	(7,564)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(18,262)	(1,151)	(17,111)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	810	161	17,546	(17,385)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	460	91	10,389	(10,298)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	610	122	5,887	(5,765)
Standard Chartered PLC	1.00%	Morgan Stanley & Co. International PLC	12/20/20	EUR	240	48	5,527	(5,479)
Sumitomo Mitsui Banking Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	24,938	(6,888)	1,041	(7,929)
Sumitomo Mitsui Banking Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	JPY	25,316	(6,993)	1,764	(8,757)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	4,450	23,694	92,639	(68,945)
Westpac Banking Corp.	1.00%	Citibank N.A.	12/20/20	USD	1,000	(22,212)	(2,682)	(19,530)
Barclays Bank PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,100	(3,826)	16,816	(20,642)
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	5,310	(18,470)	47,038	(65,508)
Cable & Wireless International Finance BV	5.00%	Goldman Sachs International	6/20/21	EUR	450	(77,116)	(54,603)	(22,513)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	10,000	(184,317)	(112,371)	(71,946)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	7,964	(146,792)	(89,493)	(57,299)
Federation of Malaysia	1.00%	Citibank N.A.	6/20/21	USD	403	1,621	10,517	(8,896)
Federation of Malaysia	1.00%	Deutsche Bank AG	6/20/21	USD	410	1,651	11,891	(10,240)
Federation of Malaysia	1.00%	HSBC Bank PLC	6/20/21	USD	601	2,423	16,602	(14,179)
Federation of Malaysia	1.00%	Morgan Stanley & Co. International PLC	6/20/21	USD	184	743	5,427	(4,684)
Kingdom of Thailand	1.00%	Barclays Bank PLC	6/20/21	USD	769	(6,302)	(993)	(5,309)
Kingdom of Thailand	1.00%	BNP Paribas S.A.	6/20/21	USD	731	(5,990)	(1,892)	(4,098)
Kingdom of Thailand	1.00%	Citibank N.A.	6/20/21	USD	420	(3,441)	(709)	(2,732)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	540	(4,425)	(426)	(3,999)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	540	(4,425)	(184)	(4,241)
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	5,310	(53,771)	(10,394)	(43,377)
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,100	(11,139)	6,296	(17,435)
Penerbangan Malaysia BHD	1.00%	HSBC Bank PLC	6/20/21	USD	902	3,635	24,721	(21,086)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/21	USD	404	6,840	17,785	(10,945)
Republic of Indonesia	1.00%	BNP Paribas S.A.	6/20/21	USD	305	5,176	12,640	(7,464)
Republic of Indonesia	1.00%	HSBC Bank PLC	6/20/21	USD	420	7,117	16,162	(9,045)
Republic of Indonesia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	198	3,348	8,014	(4,666)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	4,035	8,178	20,553	(12,375)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,376	2,789	7,499	(4,710)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	355	718	2,065	(1,347)
Standard Chartered Bank	1.00%	Goldman Sachs International	6/20/21	EUR	890	53,848	91,570	(37,722)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	83

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	12/20/21	USD	42,133	$(725,448)	$(667,958)	$(57,490)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	8,937	(153,875)	(150,656)	(3,219)
AutoZone, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	4,200	(132,268)	(109,540)	(22,728)
Bank of America Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,700	(11,424)	(9,950)	(1,474)
Boeing Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	3,300	(109,109)	(97,976)	(11,133)
BYD Co. Ltd.	5.00%	Barclays Bank PLC	12/20/21	USD	3,500	(396,178)	(375,224)	(20,954)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	5,400	(98,073)	(72,191)	(25,882)
Citigroup, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,700	(11,311)	(14,220)	2,909
Clariant AG	1.00%	BNP Paribas S.A.	12/20/21	EUR	500	(3,199)	(1,386)	(1,813)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	12/20/21	USD	2,512	(42,120)	(39,800)	(2,320)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	13,933	(239,166)	(213,719)	(25,447)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,700	16,335	33,036	(16,701)
Dow Jones Industrial Average	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	3,300	(11,634)	5,566	(17,200)
EI du Pont de Nemours & Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	3,300	(70,519)	(80,809)	10,290
Ephios Holdco II PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	700	(55,074)	(51,244)	(3,830)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	5,694	57,454	96,783	(39,329)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	587	5,854	6,642	(788)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/21	USD	147	1,487	2,523	(1,036)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	8,700	2,838	47,830	(44,992)
HSBC Holdings PLC ADR	1.00%	Bank of America N.A.	12/20/21	EUR	3,540	(53,015)	(55,513)	2,498
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	18,376	(275,219)	(264,565)	(10,654)
HSBC Holdings PLC ADR	1.00%	Société Générale	12/20/21	EUR	28,449	(426,084)	(409,590)	(16,494)
Iberdrola SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	750	(12,585)	(11,212)	(1,373)
Iceland Bondco PLC	5.00%	Citibank N.A.	12/20/21	EUR	400	6,852	14,009	(7,157)
ITV PLC	5.00%	BNP Paribas S.A.	12/20/21	EUR	156	(35,655)	(34,626)	(1,029)
ITV PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	544	(124,334)	(122,193)	(2,141)
Ladbrokes PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	300	25,759	36,357	(10,598)
Lanxess AG	1.00%	BNP Paribas S.A.	12/20/21	EUR	1,025	(18,432)	(22,002)	3,570
Lanxess AG	1.00%	Citibank N.A.	12/20/21	EUR	1,142	(20,534)	(23,516)	2,982
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	12/20/21	EUR	564	(47,591)	(41,288)	(6,303)
Macquarie Bank Ltd.	1.00%	Deutsche Bank AG	12/20/21	USD	700	13,047	18,878	(5,831)
Macy’s, Inc.	1.00%	BNP Paribas S.A.	12/20/21	USD	638	35,398	32,402	2,996
Macy’s, Inc.	1.00%	Citibank N.A.	12/20/21	USD	1,063	58,996	55,775	3,221
Marks & Spencer PLC	1.00%	Bank of America N.A.	12/20/21	EUR	1,630	44,656	36,492	8,164
Marks & Spencer PLC	1.00%	Barclays Bank PLC	12/20/21	EUR	1,650	45,200	40,111	5,089
Monitchem HoldCo 3 SA	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	750	(21,739)	(16,181)	(5,558)
Morgan Stanley	1.00%	Goldman Sachs International	12/20/21	USD	1,700	247	271	(24)
National Australia Bank Ltd.	1.00%	BNP Paribas S.A.	12/20/21	USD	10,640	(165,476)	(163,617)	(1,859)
New Look Senior Issuer PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	1,100	141,489	127,994	13,495
People’s Republic of China	1.00%	Goldman Sachs International	12/20/21	USD	1,900	3,356	6,618	(3,262)
People’s Republic of China	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	3,900	6,889	15,488	(8,599)
PizzaExpress Financing 1 PLC	5.00%	Credit Suisse International	12/20/21	EUR	580	50,426	53,865	(3,439)
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/21	USD	18,033	131,200	177,827	(46,627)
Republic of Argentina	5.00%	Bank of America N.A.	12/20/21	USD	885	(46,871)	(42,104)	(4,767)

See Notes to Consolidated Financial Statements.

84	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	12,279	$(732,604)	$(419,337)	$(313,267)
Republic of Chile	1.00%	BNP Paribas S.A.	12/20/21	USD	8,300	(50,423)	(19,116)	(31,307)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	1,578	54,763	62,486	(7,723)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	1,577	54,729	60,967	(6,238)
Republic of Colombia	1.00%	Citibank N.A.	12/20/21	USD	1,345	46,677	53,259	(6,582)
Republic of Colombia	1.00%	Morgan Stanley & Co. International PLC	12/20/21	USD	2,068	71,769	74,268	(2,499)
Republic of Colombia	1.00%	Morgan Stanley & Co. International PLC	12/20/21	USD	2,068	71,769	76,217	(4,448)
Republic of Colombia	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	1,607	55,770	58,848	(3,078)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	4,065	292,110	312,466	(20,356)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	24,465	1,758,048	1,869,736	(111,688)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	110	7,905	8,407	(502)
Republic of South Africa	1.00%	BNP Paribas S.A.	12/20/21	USD	4,510	324,088	346,672	(22,584)
Republic of South Africa	1.00%	BNP Paribas S.A.	12/20/21	USD	4,080	293,188	316,899	(23,711)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	9,965	716,082	765,983	(49,901)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	530	38,086	40,271	(2,185)
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	2,487	178,714	190,068	(11,354)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	4,445	319,417	344,758	(25,341)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	10,320	741,592	793,271	(51,679)
Republic of South Africa	1.00%	Morgan Stanley & Co. International PLC	12/20/21	USD	5,750	413,194	442,479	(29,285)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	4,784	35,630	42,598	(6,968)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	23,107	174,648	93,202	81,446
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	6,570	49,660	29,693	19,967
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	3,708	28,026	17,444	10,582
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	2,318	17,517	9,204	8,313
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	1,854	14,013	7,363	6,650
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	927	7,006	3,681	3,325
Republic of the Philippines	1.00%	BNP Paribas S.A.	12/20/21	USD	1,372	10,367	4,188	6,179
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	5,511	41,039	43,718	(2,679)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	2,686	20,304	11,983	8,321
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	1,314	9,935	3,371	6,564
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	5,167	39,056	13,251	25,805
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	2,462	18,611	11,128	7,483
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	2,289	17,300	9,090	8,210
Russian Federation	1.00%	Citibank N.A.	12/20/21	USD	4,200	227,142	262,840	(35,698)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	2,319	125,414	137,923	(12,509)
Sempra Energy	1.00%	Morgan Stanley & Co. International PLC	12/20/21	USD	3,300	(94,464)	(87,674)	(6,790)
Simon Property Group, Inc.	1.00%	Barclays Bank PLC	12/20/21	USD	3,300	(55,567)	(32,283)	(23,284)
Sol Melia Europe BV	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	870	(191,888)	(178,292)	(13,596)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/21	USD	4,200	(74,622)	(51,927)	(22,695)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	16,002	157,232	153,710	3,522
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	1,700	16,702	14,118	2,584
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	24,425	239,969	202,841	37,128
Statoil ASA	1.00%	BNP Paribas S.A.	12/20/21	EUR	500	(14,529)	(12,655)	(1,874)
STMicroelectronics NV — ADR	1.00%	Bank of America N.A.	12/20/21	EUR	888	(1,656)	1,128	(2,784)
Techem GmbH	5.00%	Credit Suisse International	12/20/21	EUR	650	(127,866)	(125,704)	(2,162)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	1,540	52,143	54,828	(2,685)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	936	31,691	33,985	(2,294)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/21	USD	4,268	144,509	147,750	(3,241)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	85

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/21	USD	4,266	$ 144,442	$142,648	$ 1,794
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	2,133	72,221	74,374	(2,153)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	2,133	72,220	76,384	(4,164)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	2,133	72,220	76,384	(4,164)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	2,132	72,187	76,349	(4,162)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	921	31,184	34,308	(3,124)
United Mexican States	1.00%	Morgan Stanley & Co. International PLC	12/20/21	USD	2,258	76,453	76,826	(373)
United Mexican States	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	2,207	74,726	74,569	157
United Mexican States	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	2,207	74,726	75,091	(365)
Valero Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,700	42,632	69,859	(27,227)
Verizon Communications, Inc.	1.00%	Barclays Bank PLC	12/20/21	USD	5,095	(111,271)	(104,058)	(7,213)
Verizon Communications, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	14,905	(325,514)	(304,412)	(21,102)
Wells Fargo & Co.	1.00%	Goldman Sachs International	12/20/21	USD	1,700	(31,429)	(35,554)	4,125
Whirlpool Corp.	1.00%	Goldman Sachs International	12/20/21	USD	3,300	(16,672)	(15,934)	(738)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	2,360	57,251	106,009	(48,758)
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	USD	1,021	85,410	143,353	(57,943)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	USD	1,780	148,841	230,024	(81,183)
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	USD	7,640	280,188	246,071	34,117
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	840	75,074	55,696	19,378
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	840	75,074	55,696	19,378
CMBX.NA Series 6 BBB-	3.00%	Morgan Stanley & Co. International PLC	5/11/63	USD	850	75,967	51,797	24,170
Total						$2,176,514	$5,587,576	$(3,411,062)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	103,800	$676,744	$ 16,699	$660,045
SAS AB	5.00%	Goldman Sachs International	12/20/17	Not Rated	EUR	270	(2,894)	(7,173)	4,279
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	4,500	34,634	(98,214)	132,848
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	37	186	(870)	1,056
iTraxx Sub Financials Series 19 Version 1	5.00%	Citibank N.A.	6/20/18	BBB	EUR	5,900	451,678	471,780	(20,102)
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	1,160	109,341	144,483	(35,142)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	4,600	433,597	457,861	(24,264)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	1,660	156,472	204,892	(48,420)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	830	78,236	102,914	(24,678)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	24,551	27,465	(2,914)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	24,551	27,999	(3,448)
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	1,000	(49,163)	(77,817)	28,654
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	350	(36,342)	(5,946)	(30,396)
Transocean Ltd.	1.00%	Barclays Bank PLC	3/20/20	BB-	USD	1,100	(175,512)	(164,705)	(10,807)

See Notes to Consolidated Financial Statements.

86	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	7,452	$ (71,180)	$ (56,485)	$ (14,695)
People’s Republic of China	1.00%	Barclays Bank PLC	9/20/20	AA-	USD	1,000	8,370	(6,432)	14,802
People’s Republic of China	1.00%	Goldman Sachs International	9/20/20	AA-	USD	1,000	8,371	(6,801)	15,172
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	7,452	(95,242)	(64,765)	(30,477)
Fiat Industrial Finance Europe SA	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	43	5,675	4,174	1,501
iTraxx Asia ex-Japan IG Series 24 Version 1	1.00%	Goldman Sachs International	12/20/20	A-	USD	1,825	12,005	(42,995)	55,000
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	1,800	(16,035)	(103,427)	87,392
BNP Paribas S.A.	1.00%	Citibank N.A.	6/20/21	A	EUR	5,310	81,796	40,884	40,912
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR	100	13,596	9,384	4,212
Credit Suisse Group AG	1.00%	Citibank N.A.	6/20/21	BBB+	EUR	5,310	(91,825)	(92,796)	971
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/21	BBB+	EUR	1,200	(77,062)	(61,153)	(15,909)
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/21	BBB+	EUR	500	(32,109)	(25,127)	(6,982)
Deutsche Bank AG	1.00%	BNP Paribas S.A.	6/20/21	BBB+	EUR	1,100	(70,640)	(62,409)	(8,231)
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/21	BB	USD	700	(44,840)	(47,280)	2,440
Intesa Sanpaolo SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/21	BBB-	EUR	1,900	(35,663)	(61,962)	26,299
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	1,140	(58,202)	(51,924)	(6,278)
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	1,000	(51,054)	(40,057)	(10,997)
Telecom Italia SpA[1]	1.00%	Citibank N.A.	6/20/21	BB+	EUR	550	(28,080)	(31,764)	3,684
UniCredit SpA	1.00%	Barclays Bank PLC	6/20/21	BBB-	EUR	1,200	(47,554)	(39,032)	(8,522)
UniCredit SpA	1.00%	Barclays Bank PLC	6/20/21	BBB-	EUR	500	(19,814)	(16,506)	(3,308)
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	2,700	(106,996)	(152,401)	45,405
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	1,510	(59,839)	(85,234)	25,395
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	1,200	(47,553)	(73,313)	25,760
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	800	(31,703)	(27,610)	(4,093)
Wind Acquisition Finance SA	5.00%	Goldman Sachs International	6/20/21	B	EUR	270	34,258	9,704	24,554
Apache Corp.	1.00%	Barclays Bank PLC	12/20/21	BBB	USD	7,574	(160,317)	(218,755)	58,438
BHP Billiton Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A	USD	12,100	(70,705)	(170,343)	99,638
ConocoPhillips Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A-	USD	8,836	(181,046)	(225,339)	44,293
Federative Republic of Brazil	1.00%	Citibank N.A.	12/20/21	BB	USD	36,600	(2,962,878)	(3,239,657)	276,779
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	12/20/21	BB-	USD	7,500	(1,280,187)	(1,434,039)	153,852
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	12/20/21	BB-	USD	2,600	(443,798)	(501,473)	57,675
Rio Tinto PLC	1.00%	Citibank N.A.	12/20/21	A-	USD	5,042	(52,388)	(73,619)	21,231
Rio Tinto PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A-	USD	7,058	(73,343)	(104,799)	31,456
Rio Tinto PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A-	USD	5,736	(59,604)	(111,678)	52,074
Rio Tinto PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A-	USD	2,868	(29,802)	(52,795)	22,993
Rio Tinto PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A-	USD	1,434	(14,901)	(22,441)	7,540
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	1,550	(12,403)	(80,554)	68,151
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	1,670	(13,363)	(91,656)	78,293
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	1,670	(13,364)	(85,166)	71,802
CMBX.NA Series 7 AAA	0.50%	Morgan Stanley Capital Services LLC	1/17/47	AAA	USD	5,000	(80,153)	(164,136)	83,983
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	853	(15,285)	(76,960)	61,675
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB+	USD	2,152	(38,545)	(196,529)	157,984
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB+	USD	4,638	(83,072)	(401,911)	318,839
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	2,000	(54,834)	(272,696)	217,862
CMBX.NA Series 8 A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	2,140	(165,261)	(222,243)	56,982

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	87

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	290	$ (22,395)	$ (25,436)	$ 3,041
CMBX.NA Series 9 A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	400	(33,447)	(57,335)	23,888
CMBX.NA Series 9 A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	1,850	(154,694)	(196,469)	41,775
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	551	(46,110)	(69,617)	23,507
CMBX.NA Series 6 BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	850	(75,956)	(70,309)	(5,647)
Total							$(5,233,092)	$(8,151,914)	$2,918,822

[1]	Master Portfolio pays the floating rate and receives the fixed rate.

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	41,038	$ (15,773)	—	$ (15,773)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	82,049	(6,953)	—	(6,953)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	49,252	(16,753)	—	(16,753)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	6,329	232	—	232
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	10,139,328	70,752	$14,843	55,909
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	10,139,328	(47,641)	—	(47,641)
4.30%[1]	28-day MXIBTIIE	Bank of America N.A.	12/07/17	MXN	23,670	18,921	22	18,899
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	39,525	33,097	505	32,592
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	23,232	22,147	45	22,102
4.77%[1]	28-day MXIBTIIE	Citibank N.A.	12/05/18	MXN	16,034	17,567	28	17,539
4.70%[1]	28-day MXIBTIIE	Bank of America N.A.	12/06/18	MXN	16,034	18,815	26	18,789
4.76%[1]	28-day MXIBTIIE	Citibank N.A.	12/06/18	MXN	16,034	17,763	27	17,736
12.24%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	64,343	201,267	—	201,267
12.03%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	34,380	88,220	—	88,220
12.02%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	33,415	83,566	—	83,566
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	31,391	134,960	—	134,960
12.29%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	31,325	98,445	—	98,445
11.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	20,390	(3,717)	—	(3,717)
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	31,370	149,078	—	149,078
12.31%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	17,559	63,401	—	63,401
11.68%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	34,637	65,582	—	65,582
11.65%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	27,734	44,851	—	44,851
11.93%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	27,131	116,403	—	116,403
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	26,686	102,218	—	102,218
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	3,648	(1,330)	—	(1,330)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	25,850	(3,655)	(36)	(3,619)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	25,845	(3,654)	(36)	(3,618)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	20,708	(2,927)	(113)	(2,814)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	12,925	(1,827)	(18)	(1,809)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	9,510	(1,018,489)	—	(1,018,489)

See Notes to Consolidated Financial Statements.

88	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	23,376	$ 45,648	$ 277	$ 45,371
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	14,869	604	(81)	685
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	36,610	(592)	(169)	(423)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	73,475	(2,484)	(338)	(2,146)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	109,616	(2,761)	(500)	(2,261)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	36,783	2,798	162	2,636
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	36,783	2,798	162	2,636
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	136,536	11,032	599	10,433
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	4,348	(1,284)	(55)	(1,229)
7.05%[2]	1-day COOIS	Credit Suisse International	7/22/26	COP	3,738,538	56,427	—	56,427
7.00%[2]	1-day COOIS	Credit Suisse International	7/22/26	COP	3,738,538	51,871	—	51,871
Total						$388,623	$15,350	$373,273

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the fixed rate.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
LyondellBasell Industries NV	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	12/15/16	USD	33,563	[2]	$(138,786)	—	$(138,786)
LyondellBasell Industries NV	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	12/15/16	USD	11,382	[2]	(13,629)	—	(13,629)
BHP Billiton Ltd.	3-month LIBOR minus 1.15%[1]	Bank of America N.A.	12/30/16	USD	48,948	[2]	(314,078)	—	(314,078)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/45	USD	3,232		(29,319)	$ 1,255	(30,574)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	3,167		28,729	(3,982)	32,711
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	3,167		28,729	9,596	19,133
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/45	USD	3,102		(28,139)	11,005	(39,144)
Total							$(466,493)	$17,874	$(484,367)

[1]	Master Portfolio pays the total return of the reference entity and receives the floating rate.

[2]	Contract amount shown.

[3]	Master Portfolio pays the floating rate and receives the total return of the reference entity.

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	89

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Depreciation	Net Value of Reference Entities
Equity Securities Long/Short[1]	Bank of America N.A.	4/19/17-6/20/17	USD 109,899	$(263,694)[2]	$(335,593)

[1]

The Master Portfolio receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Master Portfolio pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-115 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

EUR 1 Month

EUR 1 Week

GBP 1 Week

[2]	Amount includes $(38,000) net of dividends and financing fees.

The following tables represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of September 30, 2016, expiration dates 4/19/17-6/20/17:

	Shares	Value		Shares	Value
Reference Entity — Long			Reference Entity — Short
Banco Bilbao Vizcaya Argentaria SA	28,456	$172,176	Anglo American PLC	(102,094)	$(1,273,187)
Banco Santander SA	172,653	765,952	APERAM SA	(15,497)	(698,687)
BNP Paribas SA	13,858	712,770	ArcelorMittal	(49,482)	(301,761)
Eurobank Ergasias SA	496,645	286,508	Lloyds Banking Group PLC	(2,973,411)	(2,100,750)
ING Groep NV	43,006	530,938	Tullow Oil PLC	(120,766)	(396,677)
Intesa Sanpaolo SpA	202,238	448,992	Total Reference Entity — Short		(4,771,062)
National Bank of Greece SA	3,058,221	639,173	Net Value of Reference Entity — Bank of America N.A.		$(335,593)
Société Générale SA	7,217	249,668
UniCredit SpA	269,975	629,292
Total Reference Entity — Long		4,435,469

OTC Total Return — Volatility Swaps
Reference Entity	Volatility Strike Price	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
EUR Currency	9.20%[1]	JPMorgan Chase Bank N.A.	10/13/16	EUR	70,750	$(264,028)	—	$(264,028)
EUR Currency	9.15%[1]	BNP Paribas S.A.	12/13/16	EUR	72,061	(254,064)	—	(254,064)
EUR Currency	9.00%[1]	BNP Paribas S.A.	12/13/16	EUR	71,409	(207,596)	$17,872	(225,468)
EUR Currency	9.08%[1]	Goldman Sachs International	12/13/16	EUR	72,464	(233,074)	—	(233,074)
Total						$(958,762)	$17,872	$(976,634)

[1]	At expiration, the Master Portfolio receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

Transactions in Options Written for the Year Ended September 30, 2016

	Calls

		Notional (000)

	Number of Contracts	AUD	EUR	GBP	JPY	KRW	USD	Premiums Received

Outstanding options, beginning of year	961	—	—	—	—	10,139,328	198,657	$2,163,391
Options written	3,662,555	11,800	761,386	338,550	3,577,356	—	2,231,967	63,390,205
Options exercised	—	—	(208,148)	—	(3,421,486)	—	(164,037)	(8,859,012)
Options expired	(3,423,818)	(11,800)	(328,935)	(21,700)	(155,870)	(10,139,328)	(1,215,981)	(14,282,423)
Options closed	(206,713)	—	(27,808)	(316,850)	—	—	(616,352)	(35,767,697)

Outstanding options, end of year	32,985	—	196,495	—	—	—	434,254	$6,644,464

See Notes to Consolidated Financial Statements.

90	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

	Puts
		Notional (000)
	Number of Contracts	AUD	CAD	CHF	EUR	GBP	USD	Premiums Received
Outstanding options, beginning of year	11,202	—	—	—	79,743	—	14,275	$4,295,928
Options written	3,586,933	829,554	8,210	114,351	568,316	228,732	4,010,205	50,816,816
Options exercised	(75)	(224,954)	—	(98,000)	(36,206)	(22,732)	(98,401)	(7,454,216)
Options expired	(3,427,958)	(271,190)	—	(5,351)	(570,353)	(59,910)	(142,158)	(12,607,171)
Options closed	(138,753)	(44,310)	(8,210)	(11,000)	(5,100)	(7,690)	(3,623,078)	(28,165,487)

Outstanding options, end of year	31,349	289,100	—	—	36,400	138,400	160,843	$6,885,870

As of period end, the value of portfolio securities subject to covered call options written was $11,895,797.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$45,622	—	$132,895	—	$1,986,303	—	$2,164,820
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 7,984,816	—	—	7,984,816
Interest rate caps	Interest rate caps premiums paid	—	—	—	—	11,360	—	11,360
Options purchased	Investments at value — unaffiliated[2]	—	—	8,751,284	6,563,140	5,951,260	—	21,265,684
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$1,257,029	—	—	363,636	—	1,620,665
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	15,932,560	—	—	1,610,116	—	17,542,676
Total		$45,622	$17,189,589	$8,884,179	$14,547,956	$9,922,675	—	$50,590,021

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	$46,655	—	$156,348	—	$2,377,861	—	$2,580,864
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$11,461,393	—	—	11,461,393
Interest rate caps	Net unrealized depreciation	—	—	—	—	11,341	—	11,341
Options written	Options written at value	—	—	2,232,010	5,145,778	341,975	—	7,719,763
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$420,945	—	—	3,218,696	—	3,639,641
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	18,989,138	730,187	—	2,180,255	—	21,899,580

Total		$46,655	$19,410,083	$3,118,545	$16,607,171	$8,130,128	—	$47,312,582

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$139,278	—	$(2,631,073)	$ 104,283	$320,351	—	$(2,067,161)
Forward foreign currency exchange contracts	—	—	—	(3,991,266)	—	—	(3,991,266)
Interest rate caps	—	—	—	—	(231,870)	—	(231,870)
Options purchased[1]	—	$(620,867)	(11,425,024)	(25,376,402)	(14,364,437)	—	(51,786,730)
Options written	—	463,705	10,248,814	20,232,295	4,709,142	—	35,653,956
Swaps	—	(13,753,375)	633,171	—	2,059,857	—	(11,060,347)
	$139,278	$(13,910,537)	$(3,174,112)	$ (9,031,090)	$(7,506,957)	—	$(33,483,418)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	91

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(1,033)	—	$(82,062)	$ 25,787	$6,173,284	—	$6,115,976
Forward foreign currency exchange contracts	—	—	—	1,165,289	—	—	1,165,289
Interest rate caps	—	—	—	—	(11,341)	—	(11,341)
Options purchased[2]	—	$64,013	(8,380,954)	(4,071,197)	(14,210)	—	(12,402,348)
Options written	—	(3,624)	1,884,533	4,333,344	(343,009)	—	5,871,244
Swaps	—	4,104,109	(1,955,386)	—	(249,857)	—	1,898,866
Total	$(1,033)	$4,164,498	$(8,533,869)	$ 1,453,223	$5,554,867	—	$2,637,686

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$918,376,602
Average notional value of contracts — short	$1,313,499,189
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,353,642,715
Average amounts sold — in USD	$593,923,773
Options:
Average value of option contracts purchased	$16,111,030
Average value of option contracts written	$10,226,730
Average notional value of swaption contracts purchased	$97,034,587
Average notional value of swaption contracts written	$5,987,127
Average value of interest rate caps purchased	$25,861
Credit default swaps:
Average notional value — buy protection	$753,791,909
Average notional value — sell protection	$645,915,678
Interest rate swaps:
Average notional value — pays fixed rate	$900,507,984
Average notional value — receives fixed rate	$778,594,876
Total return swaps:
Average notional value	$95,544,046

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 2,038,543		$2,698,656
Forward foreign currency exchange contracts	7,984,816		11,461,393
Interest rate caps[1]	11,360		11,341
Options	21,265,684	[2]	7,719,763
Swaps — Centrally cleared	492,451		—
Swaps — OTC[3]	17,542,676		21,899,580

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 49,335,530		$43,790,733
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,585,607)		(5,182,857)

Total derivative assets and liabilities subject to an MNA	$ 36,749,923		$38,607,876

[1]	Includes unrealized appreciation (depreciation) and premiums received on interest rate caps in the Consolidated Statement of Assets and Liabilities.

[2]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

92	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$ 5,972,587	$ (1,455,882)	$(4,516,705)	—	—
Barclays Bank PLC	3,770,487	(2,854,419)	—	$(690,000)	$ 226,068
BNP Paribas S.A.	4,260,965	(3,142,308)	—	—	1,118,657
Citibank N.A.	5,742,814	(5,742,814)	—	—	—
Credit Suisse International	812,270	(812,270)	—	—	—
Deutsche Bank AG	2,200,740	(2,200,740)	—	—	—
Goldman Sachs International	2,945,626	(2,945,626)	—	—	—
HSBC Bank PLC	1,838,958	(1,819,700)	(19,258)	—	—
J.P. Morgan Securities LLC	317,008	(127,560)	—	—	189,448
JPMorgan Chase Bank N.A.	3,895,842	(3,895,842)	—	—	—
Morgan Stanley & Co. International PLC	2,344,697	(1,314,564)	—	(590,000)	440,133
Morgan Stanley Capital Services LLC	433,117	(284,000)	—	—	149,117
Nomura International PLC	1,879	(1,879)	—	—	—
Northern Trust Corp.	52,067	—	—	—	52,067
Royal Bank of Canada	31,665	(31,665)	—	—	—
Royal Bank of Scotland PLC	832,371	(832,371)	—	—	—
Société Générale	10,226	(10,226)	—	—	—
Standard Chartered Bank	21,956	(21,956)	—	—	—
State Street Bank and Trust Co.	272,662	(272,662)	—	—	—
UBS AG	977,269	(977,269)	—	—	—
Westpac Banking Corp.	14,717	—	—	—	14,717

Total	$36,749,923	$(28,743,753)	$(4,535,963)	$(1,280,000)	$2,190,207

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5,6]
Bank of America N.A.	$ 1,455,882	$ (1,455,882)	—	—	—
Barclays Bank PLC	2,854,419	(2,854,419)	—	—	—
BNP Paribas S.A.	3,142,308	(3,142,308)	—	—	—
Citibank N.A.	7,224,454	(5,742,814)	—	$ (940,000)	$ 541,640
Credit Suisse International	1,711,564	(812,270)	—	(533,000)	366,294
Deutsche Bank AG	3,301,667	(2,200,740)	—	(1,100,927)	—
Goldman Sachs International	5,158,106	(2,945,626)	—	(2,212,480)	—
HSBC Bank PLC	1,819,700	(1,819,700)	—	—	—
J.P. Morgan Securities LLC	127,560	(127,560)	—	—	—
JPMorgan Chase Bank N.A.	4,427,558	(3,895,842)	—	(531,716)	—
Morgan Stanley & Co. International PLC	1,314,564	(1,314,564)	—	—	—
Morgan Stanley Capital Services LLC	284,000	(284,000)	—	—	—
Nomura International PLC	392,871	(1,879)	—	—	390,992
Royal Bank of Canada	96,757	(31,665)	—	—	65,092
Royal Bank of Scotland PLC	3,193,980	(832,371)	—	—	2,361,609
Société Générale	526,128	(10,226)	—	(515,902)	—
Standard Chartered Bank	161,000	(21,956)	—	—	139,044
State Street Bank and Trust Co.	279,566	(272,662)	—	—	6,904
UBS AG	1,135,792	(977,269)	—	—	158,523

Total	$38,607,876	$(28,743,753)	—	$(5,834,025)	$4,030,098

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

[6]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	93

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$ 938,242,697	$266,733,316	$ 1,204,976,013
Common Stocks[1]	$ 10,918,742	972,129	—	11,890,871
Corporate Bonds	—	2,925,984,869	261,490	2,926,246,359
Floating Rate Loan Interests	—	51,116,412	386,154	51,502,566
Foreign Agency Obligations	—	68,504,356	—	68,504,356
Foreign Government Obligations	—	410,862,946	—	410,862,946
Investment Companies	10,108,950	—	—	10,108,950
Non-Agency Mortgage-Backed Securities	—	596,917,026	103,933,840	700,850,866
Other Interests	—	—	1	1
Preferred Securities	18,349,639	91,246,319	1,611,077	111,207,035
Taxable Municipal Bonds	—	443,791,525	—	443,791,525
U.S. Government Sponsored Agency Securities	—	5,286,956,930	7,671,767	5,294,628,697
U.S. Treasury Obligations	—	3,289,077,293	—	3,289,077,293
Short-Term Securities:
Borrowed Bond Agreements	—	487,024,955	—	487,024,955
Certificates of Deposit	—	199,693,836	—	199,693,836
Commercial Paper	—	137,840,430	—	137,840,430
Foreign Agency Obligations	—	98,703,220	—	98,703,220
Money Market Funds	277,766,479	2,081,765	—	279,848,244
Taxable Municipal Bonds	—	1,777,353	—	1,777,353
Options Purchased:
Equity contracts	4,778,891	3,972,393	—	8,751,284
Foreign currency exchange contracts	—	6,563,140	—	6,563,140
Interest rate contracts	5,275,722	675,538	—	5,951,260
Liabilities:
Investments:
Borrowed Bonds	—	(476,962,841)	—	(476,962,841)
TBA Sale Commitments	—	(2,768,539,469)	—	(2,768,539,469)

Total	$327,198,423	$11,796,502,822	$380,597,645	$12,504,298,890

[1] See above Consolidated Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]
Assets:
Commodity contracts	$45,622	—	—	$ 45,622
Credit contracts	—	$ 4,974,626	—	4,974,626
Equity contracts	132,895	—	—	132,895
Foreign currency exchange contracts	—	7,984,816	—	7,984,816
Interest rate contracts	1,986,303	1,917,328	—	3,903,631
Liabilities:
Commodity contracts	(46,655)	—	—	(46,655)
Credit contracts	—	(4,630,782)	—	(4,630,782)
Equity contracts	(2,298,574)	(819,971)	—	(3,118,545)
Foreign currency exchange contracts	—	(16,607,171)	—	(16,607,171)
Interest rate contracts	(2,719,836)	(5,404,964)	—	(8,124,800)

Total	$(2,900,245)	$ (12,586,118)	—	$ (15,486,363)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

94	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial reporting purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,983,201	—	—	$9,983,201
Cash pledged:
Collateral — OTC derivatives	7,443,000	—	—	7,443,000
Futures contracts	7,400,010	—	—	7,400,010
Centrally cleared swaps	32,838,630	—	—	32,838,630
Foreign currency at value	52,362,460	—	—	52,362,460
Liabilities:
Bank overdraft	—	$(257,954,656)	—	(257,954,656)
Cash received:
Collateral — reverse repurchase agreements	—	(1,789,000)	—	(1,789,000)
Collateral — OTC derivatives	—	1,280,000	—	1,280,000
Collateral — TBA commitments	—	(1,623,000)	—	(1,623,000)
Collateral on securities loaned at value	—	(2,081,765)	—	(2,081,765)
Reverse repurchase agreements	—	(3,324,951,823)	—	(3,324,951,823)

Total	$110,027,301	$(3,587,120,244)	—	$(3,477,092,943)

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2015	$140,664,025	—	$ 9,415,789	$ 48,193,804	$1	$1,504,998	—	$199,778,617
Transfers into Level 3	1,677,620	$1,459,492	—	—	—	—	—	3,137,112
Transfers out of Level 3	(67,946,204)	—	(7,587,507)	(11,355,167)	—	—	—	(86,888,878)
Accrued discounts/premiums	174,683	12,008	(2,467)	351,952	—	—	—	536,176
Net realized gain (loss)	71,583	60,139	(16,437)	(5,545)	—	—	—	109,740
Net change in unrealized appreciation (depreciation)[1,2]	1,040,348	(57,500)	(1,174)	573,193	—	106,079	$ (11,391)	1,649,555
Purchases	225,971,824	131,161	—	107,643,063	—	—	7,683,158	341,429,206
Sales	(34,920,563)	(1,343,810)	(1,422,050)	(41,467,460)	—	—	—	(79,153,883)

Closing Balance, as of September 30, 2016	$266,733,316	$261,490	$ 386,154	$103,933,840	$1	$1,611,077	$7,671,767	$380,597,645

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$ 1,123,730	$(57,500)	$ (2,970)	$ 458,091	—	$ 106,079	$ (11,391)	$ 1,616,039

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	95

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2016

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,068,170) (cost — $15,292,956,743)	$15,467,315,447
Investments at value — affiliated (cost — $282,428,281)	282,485,753
Cash	9,983,201
Cash pledged:
Collateral — OTC derivatives	7,443,000
Futures contracts	7,400,010
Centrally cleared swaps	32,838,630
Foreign currency at value (cost — $52,098,213)	52,362,460
Receivables:
Investments sold — affiliated	4,676,773
Investments sold — unaffiliated	670,270,401
Options written	628,492
Reverse repurchase agreements	9,080,094
Securities lending income — affiliated	319
Swaps	502,277
TBA sale commitments	2,765,294,684
Contributions from investors	32,125,406
Dividends — affiliated	2,509
Dividends — unaffiliated	10,707
Interest	57,347,228
Principal paydowns	102,998
Variation margin on futures contracts	2,038,543
Variation margin on centrally cleared swaps	492,451
Interest rate caps premiums paid	11,360
Swap premiums paid	12,271,387
Unrealized appreciation on:
Forward foreign currency exchange contracts	7,984,816
OTC swaps	5,271,289
Prepaid expenses	8,256
Other assets	70,511

Total assets	19,428,019,002

Liabilities
Bank overdraft	257,954,656
Cash received:
Collateral — reverse repurchase agreements	1,789,000
Collateral — OTC derivatives	1,280,000
Collateral — TBA commitments	1,623,000
Borrowed bonds at value (proceeds — $472,313,017)	476,962,841
Cash collateral on securities loaned at value	2,081,765
Options written at value (premiums received — $13,530,334)	7,719,763
TBA sale commitments at value (proceeds — $2,765,294,684)	2,768,539,469
Reverse repurchase agreements	3,324,951,823
Payables:
Investments purchased — unaffiliated	3,216,319,845
Swaps	742,377
Withdrawals to investors	17,517,013
Directors’ fees	35,914
Interest expense	2,621,430
Investment advisory fees	442,755
Other accrued expenses	611,165
Other affiliates	62,269
Options written	732,964
Variation margin on futures contracts	2,698,656
Swap premiums received	14,784,629
Unrealized depreciation on:
Forward foreign currency exchange contracts	11,461,393
OTC swaps	7,114,951
Interest rate caps	11,341

Total liabilities	10,118,059,019

Net Assets	$9,309,959,983

Net Assets Consist of
Investors’ capital	$9,145,991,386
Net unrealized appreciation (depreciation)	163,968,597

Net Assets	$9,309,959,983

See Notes to Consolidated Financial Statements.

96	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2016

Investment Income
Interest — unaffiliated	$274,717,711
Interest — affiliated	53
Dividends — affiliated	4,783,563
Dividends — unaffiliated	1,725,765
Securities lending — affiliated — net	165,317
Foreign taxes withheld	(13,945)

Total income	281,378,464

Expenses
Investment advisory	4,874,413
Custodian	787,631
Accounting services	599,656
Directors	146,693
Professional	110,619
Printing	7,739
Miscellaneous	459,130

Total expenses excluding interest expense	6,985,881
Interest expense	11,229,364

Total expenses	18,215,245
Less fees waived by the Manager	(22,246)

Total expenses after fees waived	18,192,999

Net investment income	263,185,465

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(32,763,802)
Investments — affiliated	4,291,641
Capital gain distributions received from affiliated investment companies	645
Borrowed bonds	3,047,558
Foreign currency transactions	2,013,925
Futures contracts	(2,067,161)
Interest rate caps	(231,870)
Options written	35,653,956
Swaps	(11,060,347)

(1,115,455)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	238,787,171
Investments — affiliated	778,652
Borrowed bonds	(4,769,564)
Foreign currency translations	2,259,161
Futures contracts	6,115,976
Interest rate caps	(11,341)
Options written	5,871,244
Short sales	3,396
Swaps	1,898,866
Unfunded floating rate loan interests	39,319

250,972,880

Total realized and unrealized gain	249,857,425

Net Increase in Net Assets Resulting from Operations	$513,042,890

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	97

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$263,185,465	$192,133,433
Net realized gain (loss)	(1,115,455)	88,195,950
Net change in unrealized appreciation (depreciation)	250,972,880	(138,522,195)

Net increase in net assets resulting from operations	513,042,890	141,807,188

Capital Transactions
Proceeds from contributions	4,667,665,533	5,883,556,353[1]
Value of withdrawals	(3,288,784,196)	(2,039,097,181)

Net increase in net assets derived from capital transactions	1,378,881,337	3,844,459,172

Net Assets
Total increase in net assets	1,891,924,227	3,986,266,360
Beginning of year	7,418,035,756	3,431,769,396

End of year	$9,309,959,983	$7,418,035,756

[1]	Includes reimbursement from affiliate relating to processing errors.

See Notes to Consolidated Financial Statements.

98	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Year Ended September 30, 2016

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$513,042,890
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	83,659,005,528
Purchases of long term investments	(86,015,536,445)
Net purchases of short-term securities	(1,089,555,145)
Amortization of premium and accretion of discount on investments	11,909,974
Payments for borrowed bonds	(2,869,182,847)
Proceeds from borrowed bonds	3,080,261,531
Premiums paid on closing options written	(68,528,270)
Premiums received from options written	113,709,494
Net realized gain from investments, futures contracts, options written, swaps, foreign currency transactions, interest rate caps and borrowed bonds	(10,229,998)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swaps, foreign currency translations, interest rate caps, unfunded floating rate loan interests, short sales and borrowed bonds	(245,217,415)
(Increase) Decrease in Assets:
Cash pledged:
Collateral — OTC derivatives	(4,646,000)
Futures contracts	689,000
Centrally cleared swaps	(24,455,360)
Receivables:
Options written	(497,527)
Securities lending income — affiliated	(319)
Swaps	3,524,021
Dividends — affiliated	(2,104)
Dividends — unaffiliated	65,792
Interest	(14,071,077)
Principal paydowns	43,019
Variation margin on futures contracts	(954,251)
Variation margin on centrally cleared swaps	(492,451)
Interest rate caps premiums paid	(11,360)
Swap premiums paid	(6,943,907)
Prepaid expenses	(5,801)
Other assets	17,172
Increase (Decrease) in Liabilities:
Cash received:
Collateral — borrowed bond agreements	(204,000)
Collateral — reverse repurchase agreements	1,789,000
Collateral — OTC derivatives	(730,000)
Collateral — TBA commitments	(736,000)
Collateral on securities loaned at value	2,081,765
Payables:
Swaps	(335,932)
Directors’ fees	9,371
Interest expense	1,999,473
Investment advisory fees	109,571
Options written	732,964
Other accrued expenses	160,527
Other affiliates	24,878
Variation margin on futures contracts	1,703,852
Variation margin on centrally cleared swaps	(363,219)
Swap premiums received	7,023,245

Cash used for operating activities	(2,954,796,361)

Cash Provided by Financing Activities
Payments on redemption of capital shares	(3,291,795,596)
Proceeds from issuance of capital shares	4,666,781,473
Net borrowing of reverse repurchase agreements	1,362,724,245
Increase in bank overdraft	257,954,656

Cash provided by financing activities	2,995,664,778

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	547,440

Cash and Foreign Currency
Net increase in cash and foreign currency at value	41,415,857
Cash and foreign currency at beginning of year	20,929,804

Cash and foreign currency at end of year	$62,345,661

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$8,056,690

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	99

Consolidated Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,
	2016	2015	2014	2013	2012

Total Return
Total return	5.75%	3.13%	7.15%	1.30%	10.04%

Ratios to Average Net Assets[1]
Total expenses	0.21%	0.14%	0.25%	0.32%	0.29%

Total expenses after fees waived and paid indirectly	0.21%	0.14%	0.25%	0.32%	0.29%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.08%	0.09%	0.14%	0.12%	0.12%

Net investment income	3.03%	3.07%	4.03%	3.59%	4.20%

Supplemental Data
Net assets, end of year (000)	$9,309,960	$7,418,036	$3,431,769	$3,331,158	$3,470,151

Portfolio turnover rate[2]	841%	1,015%	750%	777%	1,346%

[1]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—	—

[2]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	598%	725%	529%	450%	752%

See Notes to Consolidated Financial Statements.

100	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements	Master Total Return Portfolio

1. Organization:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Master Portfolio include the positions and accounts of the Subsidiary. The net assets of the Subsidiary at September 30, 2016 were $17,736,670 representing 0.2% of the Master Portfolio’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Consolidated Statement of Assets and Liabilities
Total assets	$18,196,703
Total liabilities	460,033

Net assets	$17,736,670

Consolidated Statement of Operations
Net investment income	$30,237

Net realized gain from:
Investments – unaffiliated	557,876
Futures contracts	257,157
Options written	593,870

1,408,903

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(4,513,495)
Futures contracts	(1,033)
Options written	1,315,462

(3,199,066)

Net decrease in net assets resulting from operations	$(1,759,926)

Consolidated Statement of Changes in Net Assets
Net investment income	$30,237
Net realized gain	1,408,903
Net change in unrealized appreciation (depreciation)	(3,199,066)

Net decrease in net assets resulting from operations	$(1,759,926)
Net increase in net assets derived from capital share transactions	17,998,646

Net increase in net assets	$16,238,720

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	101

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Master Portfolio does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for the Master Portfolio for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

102	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Master Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

The Master Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•

The market value of the Master Portfolio’s investments in the underlying funds is based on the published NAV of each underlying fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	103

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investments, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, the fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

104	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	105

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Master Portfolio to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. Since the rates reset only

106	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Master Portfolio to the extent it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Master Portfolio’s investment policies.

When the Master Portfolio purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio assumes the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of year end, the Master Portfolio had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	107

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Master Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Portfolio receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Master Portfolio would still be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Master Portfolio would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Master Portfolio.

For the year ended September 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Master Portfolio were $1,931,360,438 and 0.0%, respectively.

Treasury Roll Transactions: In a treasury roll transaction, the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a Treasury roll transaction, the Master Portfolio would be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the Treasury securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. In such cases, the Master Portfolio would need to return a portion of the cash received from the transaction or provide additional Treasury securities to the counterparty.

Borrowed bond agreements, reverse repurchase transactions and treasury roll transactions are entered into by the Master Portfolio under Master Repurchase Agreements (each, an “MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net

108	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

payment due to or from the Master Portfolio. With borrowed bond agreements reverse repurchase transactions and treasury roll transactions, typically the Master Portfolio and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of year end, the following table is a summary of the Master Portfolio’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount Before Collateral	Cash Collateral Received	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/ from Counterparty[4]
Amherst Pierpont Securities LLC	—	$ (124,071,990)	—	$ (124,071,990)	—	$ 123,253,240	$ 123,253,240	$ (818,750)
Bank of Montreal	—	(412,749,255)	—	(412,749,255)	—	412,749,255	412,749,255	—
Barclays Bank PLC	$ 43,993,975	—	$ (44,630,773)	(636,798)	—	512,892	512,892	(123,906)
Barclays Capital, Inc.	6,521,667	(438,404,215)	(6,441,232)	(438,323,780)	—	437,813,464	437,813,464	(510,316)
BNP Paribas Securities Corp.	127,897,135	(129,858,898)	(127,588,945)	(129,550,708)	—	129,550,708	129,550,708	—
Citigroup Global Markets Limited	539,650	—	(518,921)	20,729	—	—	—	20,729
Citigroup Global Markets, Inc.	25,205,830	(100,012,500)	(26,607,583)	(101,414,253)	—	99,876,472	99,876,472	(1,537,781)
Credit Agricole Corporate and Investment Bank S.A.	—	(262,857,808)	—	(262,857,808)	—	262,070,207	262,070,207	(787,601)
Credit Suisse Securities (USA) LLC	157,495,925	(238,206,740)	(157,182,471)	(237,893,286)	—	237,893,286	237,893,286	—
Deutsche Bank AG	16,725,066	—	(16,678,264)	46,802	—	—	—	46,802
Deutsche Bank Securities, Inc.	22,217,559	(353,021,026)	(12,762,868)	(343,566,335)	—	342,315,846	342,315,846	(1,250,489)
HSBC Securities (USA), Inc.	—	(216,267,150)	—	(216,267,150)	—	216,267,150	216,267,150	—
J.P. Morgan Securities LLC	32,848,230	—	(32,768,685)	79,545	—	—	—	79,545
J.P. Morgan Securities PLC	691,468	—	(676,533)	14,935	—	—	—	14,935
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(20,115,356)	—	(20,115,356)	—	20,072,661	20,072,661	(42,695)
Nomura Securities International, Inc.	37,473,450	(564,026,958)	(37,488,506)	(564,042,014)	—	561,860,261	561,860,261	(2,181,753)
RBC Capital Markets, LLC	15,415,000	(465,359,927)	(16,449,929)	(466,394,856)	—	466,394,856	466,394,856	—

Total	$487,024,955	$(3,324,951,823)	$(479,794,710)	$(3,317,721,578)	—	$3,310,630,298	$3,310,630,298	$(7,091,280)

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $2,831,869 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]

Net collateral with a value of $3,353,964,716 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When the Master Portfolio enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	109

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Short Sales Transactions (Borrowed Bonds): In short sale transactions, the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Master Portfolio sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Short Sales Transactions (Investments Sold Short): In short sale transactions, the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short from a broker/ counterparty and deliver the security to the purchaser. To close out a short position, the Master Portfolio delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Master Portfolio may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Master Portfolio sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Master Portfolio’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of year end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or

110	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of year end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$2,068,170	$(2,068,170)	—

[1]

Collateral with a value of $2,081,765 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio is denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	111

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Master Portfolio purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Master Portfolio purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, under-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

112	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Swaps: The Master Portfolio enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives a payment from or makes a payment to the counterparty.

•	Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	113

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Master Portfolio enters into cross-currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

114	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on the percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.16%
$250 Million - $500 Million	0.12%
$500 Million - $750 Million	0.08%
Greater than $750 Million	0.05%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets, which includes the assets of the Subsidiary.

With respect to the Master Portfolio, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2016, the amount waived was $22,078.

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee with respect to any portion of the Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2016, the amount waived was $168.

For the year ended September 30, 2016, the Master LLC reimbursed the Manager $99,649 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	115

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended September 30, 2016, the Master Portfolio paid BIM $32,331 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$20,285,139	$14,994,998	$(1,163,120)

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, including paydown and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$63,381,250,400	$65,251,128,881
U.S. Government Securities	$21,709,882,954	$20,948,427,833

For the year ended September 30, 2016, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$24,516,172,911
Sales	$24,504,035,157

8. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s consolidated financial statements.

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$15,582,857,437

Gross unrealized appreciation	$230,641,911
Gross unrealized depreciation	(63,698,148)

Net unrealized appreciation	$166,943,763

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum

116	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	117

Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Consolidated Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

118	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm	Master Total Return Portfolio

To the Board of Directors of Master Bond LLC and Investors of Master Total Return Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the financial highlights for the other period presented. These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Master Total Return Portfolio as of September 30, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and its financial highlights for the other period presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	119

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of Master Bond LLC (the “Master LLC”) and the Board of Directors of BlackRock Bond Fund, Inc. (the “Corporation”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements”) between the Master LLC, on behalf of Master Total Return Portfolio (the “Master Fund”), and BlackRock Advisors, LLC (the “Manager”), and between the Corporation, on behalf of BlackRock Total Return Fund (the “Feeder Fund” and, together with the Master Fund, the “Funds” and each, a “Fund”), and the Manager, the Master Fund’s and the Feeder Fund’s investment advisor. The Board of Directors of each of the Master LLC and the Corporation also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock International Limited; and (b) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), with respect to each of the Master Fund and the Feeder Fund. The Feeder Fund is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Master Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s and the Feeder Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

120	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; and (g) sales and redemption data regarding the Feeder Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC and the Corporation, including the Independent Board Members, approved the continuation of the respective Advisory Agreements between the Manager and each of the Master LLC, on behalf of the Master Fund, and the Corporation, on behalf of the Feeder Fund, and the respective Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each of the Master Fund and the Feeder Fund, each for a one-year term ending June 30, 2017. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Feeder Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Fund, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	121

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Feeder Fund ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

122	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Fund and the Feeder Fund, to the relevant Master Fund or Feeder Fund, as pertinent. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Fund and the Feeder Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and the Feeder Fund’s total expense ratio each ranked in the second quartile, relative to the Feeder Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board further noted that the Feeder Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Feeder Fund increases above certain contractually specified levels. The Board noted that BlackRock has contractually agreed to a cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of each of the Master LLC and the Corporation, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each of the Master LLC, on behalf of the Master Fund, and the Corporation, on behalf of the Feeder Fund, respectively, for a one-year term ending June 30, 2017, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each of the Master Fund and the Feeder Fund, respectively, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC and the Corporation, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and the Feeder Fund, as applicable, and their shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	123

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund/Feeder Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

124	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan, plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	125

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

126	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund/Master LLC. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Fund/Master LLC based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Director effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Director.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	127

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund/Master LLC’s Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Fund/Master LLC, effective July 28, 2016.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Fund/Master LLC effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian Bank of New York Mellon New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation/ Master LLC 100 Bellevue Parkway Wilmington, DE 19809

128	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

Additional Information

General Information

Householding

The Corporation will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Corporation at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Corporation/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Corporation/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Corporation/Master LLC voted proxies relating to securities held in the Corporation/Master LLCs’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016	129

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

130	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	SEPTEMBER 30, 2016

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TR-9/16-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Return Fund of BlackRock Bond Fund, Inc.	$7,363	$7,363	$0	$0	$15,402	$15,402	$0	$0
Master Total Return Portfolio of Master Bond LLC	$87,613	$87,613	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Return Fund of BlackRock Bond Fund, Inc.	$15,402	$15,402
Master Total Return Portfolio of Master Bond LLC	$20,000	$20,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Date: December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Date: December 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Date: December 2, 2016